                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

CATERPILLAR INC.
(INCORPORATED IN DELAWARE)
100 NE Adams Street
Peoria, Illinois 61629

                          NOTICE and PROXY STATEMENT

                        Annual Meeting of Stockholders

                                April 10, 1996

To Stockholders:

     You are cordially invited to attend the annual meeting of stockholders of Caterpillar Inc. (the "Company") to be held at the Loews Ventana Canyon Hotel, 7000 North Resort Drive, Tucson, Arizona, on Wednesday, April 10, 1996, at 10:30 a.m., for the following purposes:

     1. To elect four directors comprising the class of directors of the Company to be elected for a three-year term expiring in 1999;

     2. To adopt the Caterpillar Inc. 1996 Stock Option and Long-Term Incentive Plan;

     3. To approve the action of the Board of Directors in appointing Price Waterhouse LLP as independent auditors for 1996;

     4. To act upon one stockholder proposal, if properly presented to the meeting, which is set forth and described in the attached Proxy Statement; and

     5. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on February 12, 1996, has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. The transfer books will not close.

     Please note that a ticket is required for admission to the Annual Meeting. Attendance is limited to stockholders of record as of the record date or their authorized proxy holder. Tickets may be obtained by sending a written request to the Company Secretary. If your shares are held in the name of your broker, bank or other nominee, you must include in your request evidence from your broker, bank or other nominee indicating that you are the beneficial owner of a stated number of shares of stock as of the record date.

                                       By Order of the Board of Directors

                                           R. RENNIE ATTERBURY III
Dated: March 1, 1996                               Secretary


                                   IMPORTANT

Please immediately review these proxy materials and sign and return your proxy in the enclosed stamped, addressed envelope. If you attend the meeting you may, if you desire, withdraw your proxy and vote in person. Please note that the Company's audited financial statements and certain other financial information are included as an Appendix to this Proxy Statement.

                        Thank you for acting promptly.

                               TABLE OF CONTENTS

                                                                         Page

Notice of Annual Meeting..............................................  Cover
Matters to be Brought Before the Meeting..............................      1
Voting Rights.........................................................      2
Proposal 1 - Election of Directors....................................      2
    Nominees for Election as Directors for Terms Expiring in 1999.....      2
    Directors Continuing in Office in the Class of 1997...............      4
    Directors Continuing in Office in the Class of 1998...............      6
Board of Directors' Meetings and Committees...........................      7
Compensation of Directors.............................................      8
Equity Security Ownership of Management and Certain Other Beneficial
  Owners..............................................................      9
Report of the Compensation Committee on Executive Compensation........     10
Performance Graph.....................................................     15
Compensation Committee Interlocks and Insider Participation...........     15
Executive Compensation................................................     16
Pension Program.......................................................     18
Certain Relationships and Related Transactions........................     19
Proposal 2 - Adopt Caterpillar Inc. 1996 Stock Option and Long-Term
  Incentive Plan......................................................     20
Proposal 3 - Approval of the Appointment of Independent Auditors......     23
Proposal 4 - Stockholder Proposal.....................................     24
Filings Pursuant to Section 16 of the Securities Exchange Act of 1934.     25
Stockholder Proposals for the 1997 Annual Meeting.....................     26
Stockholder Nominations...............................................     26
Solicitation..........................................................     26
Stockholder List......................................................     26
Revocability of Proxy.................................................     26
Exhibit A - Caterpillar Inc. 1996 Stock Option and Long-Term Incentive
  Plan................................................................     27
Appendix - General and Financial Information - 1995...................    A-1

Caterpillar Inc.
100 NE Adams Street, Peoria, Illinois 61629                   February 21, 1996

PROXY STATEMENT

  This statement is being mailed on or about March 1, 1996, to all stockholders of record at the close of business on February 12, 1996, the record date for the determination of stockholders entitled to vote at the annual meeting of stockholders of Caterpillar Inc. (the "Company") to be held on April 10, 1996. This statement is furnished in connection with the solicitation by the Board of Directors of proxies for the annual meeting and is accompanied by the Annual Report of the Company for the year ended December 31, 1995, including certain financial information.

MATTERS TO BE BROUGHT BEFORE THE MEETING

  The Board intends to present to the meeting: (i) the election of four directors comprising the class of directors of the Company to be elected for a three-year term expiring in 1999 or until their successors have been elected and qualified; (ii) a proposal to adopt the Caterpillar Inc. 1996 Stock Option and Long-Term Incentive Plan; and (iii) a proposal to approve the appointment of Price Waterhouse LLP as independent auditors for 1996. In addition, notice has been given by a certain stockholder of its intention to present one proposal at the meeting.

  Shares can be voted only if the stockholder is present in person or by proxy. Whether or not you plan to attend in person, you are encouraged to vote your shares by signing and returning the enclosed proxy card. If you wish to give your proxy to a person or persons other than those listed on the enclosed proxy card, a signed proxy card, with the two names listed on the card crossed out and replaced with the name or names of the other person or persons (but no more than two), must be presented by you or your authorized proxy holder at the meeting along with an admission ticket provided to the stockholder by the Company.

  The representation in person or by proxy of at least one-third of the outstanding shares entitled to vote is necessary to provide a quorum at the meeting. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In all matters other than the election of directors, a majority of the shares represented at the meeting is required for approval. Pursuant to the Company's bylaws and consistent with the laws of the State of Delaware, abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders except with respect to the election of directors.

  In accordance with the Company's confidential voting policy, all proxies, ballots and voting materials will be kept confidential except for the independent third parties engaged to receive, tabulate and certify the votes. No vote of any stockholder will be disclosed to the Company or its employees, or to any third party, except (i) as may be required by law, (ii) as requested by a particular stockholder, or (iii) in certain circumstances such as the event of a contested election or initiation of other concerted action with respect to voting at a stockholder meeting.

  The Board does not know of any other matter to be acted upon at the meeting. If any other matter should come before the meeting, holders of the proxies solicited hereby (the "proxy holders") will vote thereon in their discretion. The Company's bylaws prescribe that matters may be brought before the meeting by a stockholder only by giving advance written notice to the Company. For purposes of the 1996 annual meeting, such notice regarding matters other than nominations for director must be received by the Secretary at the Company address not later than March 16, 1996.

VOTING RIGHTS

  Only holders of common stock of record at the close of business on February 12, 1996, are entitled to vote at the 1996 annual meeting. Each share of stock so held entitles the holder to one vote upon each matter to be voted upon. As of February 12, 1996, there were 193,811,008 shares of common stock of the Company (the "Common Stock") outstanding.

PROPOSAL 1-ELECTION OF DIRECTORS

  The Board of Directors is classified into three classes whose terms are staggered to expire in different years. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of stockholders for a full three-year term. The terms of four of the present directors are expiring at this annual meeting. Directors elected at the annual meeting will hold office for a three-year term expiring in 1999 or until their successors are elected and qualified. The other directors will continue in office for the remainder of their terms.

  If any nominee in this Proxy Statement should for any reason become unavailable for election, the proxy holders will vote for such other nominee as may be proposed by the Board of Directors or, alternatively, the Board of Directors may reduce the number of directors to be elected at the meeting.

  Information about the four nominees and other directors continuing in office follows.


         NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING IN 1999

     Principal Occupation and Other Information


W. FRANK BLOUNT, 57, Chief Executive Officer of Telstra Corporation Limited since 1992. Prior to his appointment as Chief Executive Officer, Mr. Blount was Group President of AT&T. He has held a wide variety of senior positions in the Southern Bell Telephone Company (later Bell South) and AT&T. Mr. Blount also served as president and CEO of the New American Schools Development Corporation at the behest of former President George Bush. He has served as chairman of the National Advisory Group for the National Technical Institute of the Deaf; Vice Chairman of the National Advisory Board of Georgia Institute of Technology; Executive Vice President of the A.G. Bell Association for the Deaf and a member of the Board of Trustees of the Rochester Institute of Technology. Mr Blount is a member of the Business Council of Australia and the Business Higher Education Round Table. He currently serves as a director of First Union National Bank of Georgia, Entergy Corporation and LXE Incorporated. Mr. Blount has been a director of the Company since 1995.

                                                            [PHOTO APPEARS HERE]

                  Principal Occupation and Other Information


[PHOTO APPEARS HERE]
JAMES P. GORTER, 66, Chairman of the Board of Baker, Fentress & Company. Mr. Gorter joined Goldman, Sachs & Co. in 1956 and became a General Partner in 1965. He served as a member of Goldman Sachs Management Committee from 1976 to 1988 and served as Co-Head of the Investment Banking Division and Managing Partner of the Chicago office. He became a Limited Partner in 1988. He is a member of the Advisory Council of the Kellogg School of Management at Northwestern University and a Trustee of Lake Forest College. He is a director of Consolidated-Tomoka Land Co. Mr. Gorter has been a director of the Company since 1990.


[PHOTO APPEARS HERE]
PETER A. MAGOWAN, 53, Chairman of Safeway Inc. and President and managing general partner of the San Francisco Giants. During his 27 years at Safeway, his responsibilities have included managing the company's international operations in Canada, the United Kingdom, West Germany and Australia. He has been chairman of Safeway since 1980 and served as Chief Executive Officer from January 1, 1990 to April 30, 1993. He is a former member of the Advisory Council of the School of Advanced International Studies of Johns Hopkins University and is currently a member of the Business Roundtable and a director of the National Chamber of Commerce. In addition to his position at Safeway, Mr. Magowan serves as a director of Chrysler Corporation and The Vons Companies. Mr. Magowan has been a director of the Company since 1993.


[PHOTO APPEARS HERE]
CLAYTON K. YEUTTER, 65, Of Counsel to Hogan & Hartson, a Washington, D.C. law firm. Mr. Yeutter served as Counselor for Domestic Affairs to President George Bush in 1992. Mr. Yeutter was appointed chairman of the Republican National Committee in 1991 after serving as Secretary of Agriculture from 1989. From 1985 to 1989, Mr. Yeutter served as U.S. Trade Representative. Prior to that, he was President and Chief Executive Officer of the Chicago Mercantile Exchange since 1978. He was a senior partner of the law firm of Nelson, Harding, Yeutter & Leonard in Lincoln, Nebraska during 1977-78. He served as Deputy Special Trade Representative, Executive Office of the President from 1975 to 1977. Earlier, Mr. Yeutter held several additional positions with the Department of Agriculture and also spent several years as a faculty member of the Department of Agricultural Economics at the University of Nebraska. Other directorships:
ConAgra, Texas Instruments Incorporated, Oppenheimer Funds, FMC, B.A.T. Industries and Vigoro Corporation. Mr. Yeutter was a director of the Company from June 1991 to February 1992 and he was reelected a director of the Company in December 1992.

              DIRECTORS CONTINUING IN OFFICE IN THE CLASS OF 1997

          Principal Occupation and Other Information



LILYAN H. AFFINITO, 64, retired in 1991 as Vice Chairman of Maxxam Group
Inc. (formerly Simplicity Pattern Co. Inc.). Ms. Affinito joined Simplicity Pattern Co. Inc. in 1968, following a number of years with a national accounting firm. She was elected President and Treasurer in 1976 and Vice Chairman in 1987. She is a member of the Board of Directors of the Mayo Foundation. Other directorships: Chrysler Corporation; Tambrands, Inc.; Jostens Inc.; Kmart Corporation; Lillian Vernon Corporation; and New York Telephone Company and New England Telephone and Telegraph Company (subsidiaries of Nynex Corporation). Ms. Affinito has been a director of the Company since 1980.

                                                            [PHOTO APPEARS HERE]

DONALD V. FITES, 62, Chairman and chief executive officer of Caterpillar
Inc. Mr. Fites joined Caterpillar in 1956 and subsequently advanced through various management positions in marketing, residing in Africa and Europe for several years. In 1971, he was elected a director of Caterpillar Mitsubishi with responsibilities for marketing and sales. In 1976, he was named manager of Products Control Department in General Offices, and in 1979 became President of Caterpillar Brasil S.A. He was elected a Vice President of Caterpillar Tractor Co. in 1981, in charge of the Company's pricing, scheduling, product source planning, products control and economic forecasting functions. In 1985 he was elected as Executive Vice President, and effective June 1, 1989, was elected President and chief operating officer. He was elected Chairman of the Board and chief executive officer effective July 1, 1990. Mr. Fites is Chairman of the U.S.-Japan Business Council and Vice Chairman of the Salvation Army National Advisory Board. He is a director and past chairman of both the Equipment Manufacturers Institute and the National Foreign Trade Council. He is a member of the Business Council; the Advisory Committee for Trade Policy and Negotiations; the Competitiveness Policy Council; the Business Roundtable Policy Committee; the Society of Automotive Engineers; the Agricultural Roundtable; and the Illinois Coalition. Mr. Fites is also a trustee of The Methodist Medical Center of Illinois; Knox College; and the Farm Foundation. Other directorships: First Chicago NBD Corporation; Georgia-Pacific Corporation; Mobil Corporation; Valparaiso University; National Association of Manufacturers; and Keep America Beautiful. Mr. Fites has been a director of the Company since 1986.

                                                            [PHOTO APPEARS HERE]

                  Principal Occupation and Other Information

[PHOTO APPEARS HERE]
JOHN W. FONDAHL, 71, Civil Engineer, retired as Charles H. Leavell Professor of Civil Engineering at Stanford University, Stanford, California, in 1990. Mr. Fondahl joined the Stanford University faculty in 1955. He has served as Visiting Professor of Construction Engineering at the University of Sydney; Kyoto University; the University of Cape Town; the Swiss Federal Institute; the Technical University of Denmark; the University of the Andes in Colombia; and the Catholic University of Chile. Mr. Fondahl has been a director of the Company since 1976.

[PHOTO APPEARS HERE]
DAVID R. GOODE, 55, Chairman, President and Chief Executive Officer of
Norfolk Southern Corporation, a holding company (principal subsidiaries provide surface transportation services). Mr. Goode joined Norfolk and Western Railway Company, a predecessor of Norfolk Southern, in 1965. He was elected a Vice President in 1985, Executive Vice President in 1991, President later in 1991, and Chairman and chief executive officer in 1992. Mr. Goode is a member of the Board of Visitors, Fuqua School of Business at Duke University and a trustee of The General Douglas MacArthur Memorial Foundation; Hollins College; and The Virginia Foundation for Independent Colleges. He is a director of Georgia-Pacific Corporation; Norfolk Southern Corporation; Texas Instruments Incorporated; TRINOVA Corporation; Association of American Railroads; the Business Committee for the Arts, Inc.; and the Business Consortium for Arts Support. Mr. Goode has been a director of the Company since 1993.

[PHOTO APPEARS HERE]
JOSHUA I. SMITH, 54, Chairman and chief executive officer of The MAXIMA Corporation, a computer systems and management information products and services firm. Mr. Smith founded MAXIMA in 1978. He served as chairman of the Federal Communication Commission's Small Business Advisory Committee. He was appointed by former President George Bush to the U.S. Commission on Minority Business Development, where he served as chairman; the Executive Committee of the 1990 Economic Summit of Industrialized Nations; and the Board of Trustees for The John F. Kennedy Center for the Performing Arts. He has received the Man of Achievement Award from the Anti-Defamation League of B'Nai B'Rith and is chairman of the National Urban Coalition. Other directorships include Federal Express Corporation and Inland Steel Corporation. Mr. Smith has been a director of the Company since 1993.

              DIRECTORS CONTINUING IN OFFICE IN THE CLASS OF 1998

                             Principal Occupation and Other Information

[PHOTO APPEARS HERE]
JERRY R. JUNKINS, 58, Chairman, President and Chief Executive Officer of
Texas Instruments Incorporated, one of the world's leading high-technology companies. Mr. Junkins joined Texas Instruments in 1959. He became President and Chief Executive Officer in 1985, and Chairman of the Board in 1988. In addition to his Texas Instruments duties, he is a member of the Board of Trustees of Southern Methodist University; the Business Roundtable; the Business Council; and the U.S.-Japan Business Council. He is a presidential appointee to the Advisory Committee on Trade Policy and Negotiations. He serves as a member of the Board of Directors of The Procter & Gamble Company and 3M. Mr. Junkins has been a director of the Company since 1988.

[PHOTO APPEARS HERE]
GORDON R. PARKER, 60, retired Chairman of Newmont Mining Corporation and Newmont Gold Company. Mr. Parker joined Newmont in 1981 and served as Chief Executive Officer of Newmont Mining and Newmont Gold from 1986 through October 1993, and as Chairman from 1986 through December 1994. Mr. Parker was the inaugural Chairman of the World Gold Council. He serves on the Board of Trustees of the Colorado Symphony Association, the Denver Area Council of the Boy Scouts of America and is Chairman of the Rocky Mountain Regional Advisory Board of the Institute of International Education. Mr. Parker is a director of The Williams Companies, Inc., Phelps Dodge Corporation, and Gold Fields of South Africa. Mr. Parker has been a director of the Company since 1995.

[PHOTO APPEARS HERE]
GEORGE A. SCHAEFER, 67, former Caterpillar Inc. Chairman of the Board and chief executive officer. Mr. Schaefer joined Caterpillar in 1951 and subsequently advanced through various management positions in auditing and accounting. He was named chief accountant at the San Leandro Plant in 1960 and was finance and accounting manager of Caterpillar France S.A. from 1962 to 1968. He was Manager of Corporate Accounting in General Offices in 1968 and was Manager of Manufacturing Systems Development from 1969 until being appointed Manager of the Decatur Plant in 1973. In June of 1976 he was elected Vice President in charge of the Company's financial and data processing functions. He was elected an Executive Vice President in 1981, Vice Chairman of the Board in 1984 and Chairman of the Board and chief executive officer effective February 1, 1985. Mr. Schaefer is a director of Aon Corporation; Helmerich & Payne, Inc.; McDonnell Douglas Corporation; and Morton International, Inc. Mr. Schaefer has been a director of the Company since 1983.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

  During 1995, the Board of Directors held seven meetings. For the incumbent Board of Directors as a whole, attendance exceeded 90% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of all committees of the Board on which they served (during the periods they served). All incumbent directors, except Mr. Magowan, attended at least 75% of such meetings. In addition, the Company's directors frequently take part in the consideration of Company matters apart from such meetings.

  The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Public Policy Committee.

  The Audit Committee reviews management's recommendation for selection of the Company's independent public accountants and makes recommendations to the Board regarding retention or non-retention of the independent accountants. In addition, the Committee makes necessary inquiries of management and the independent accountants concerning established standards of corporate conduct and performance with regard to accounting and reporting principles. The Committee is composed exclusively of directors who are not employees and who are, in the opinion of the Board of Directors, free from any relationship that would interfere with the exercise of independent judgment as a Committee member. Present members of the Committee are Ms. Lilyan H. Affinito (chairperson) and Messrs. W. Frank Blount, David R. Goode, James P. Gorter, Gordon R. Parker and George A. Schaefer. During 1995, the Committee held four meetings.

  The Compensation Committee reviews the Company's employee and management compensation practices and approves standards for the Company's compensation programs and plans, including, but not limited to, the Company's various incentive compensation, retirement and other similar plans. The Committee is composed exclusively of directors who are not employees or former employees of the Company. Present members of the Committee are Messrs. James P. Gorter (chairman), John W. Fondahl, David R. Goode, Jerry R. Junkins, Peter A. Magowan, and Clayton K. Yeutter. During 1995, the Committee held four meetings.

  The Nominating Committee develops and recommends to the Board of Directors criteria for the selection of candidates for director, reviews the qualifications of possible candidates and recommends to the Board candidates for vacancies and for the slate of directors to be proposed on behalf of the Board of Directors at the Annual Meeting of Stockholders. The Committee considers nominees recommended by stockholders and procedures for such nomination are referenced on page 26. The Committee also advises the Board concerning possible candidates for the position of Chairman of the Board and chief executive officer, as well as for other executive officer positions within the Company. Present members of the Committee are Ms. Lilyan H. Affinito and Messrs. Jerry R. Junkins (chairman), W. Frank Blount, Donald V. Fites, Gordon R. Parker, George A. Schaefer, and Joshua I. Smith. During 1995, the Committee held two meetings.

  The Public Policy Committee is responsible for making recommendations to the Board with respect to matters of public and social policy affecting the Company. The Committee also provides general oversight of the Company's Code of Worldwide Business Conduct and Operating Principles and Policy Letters, and of the Company's environmental, disclosure, Foreign Corrupt Practices Act and other specific and general programs regarding compliance with laws relating to the Company. In addition, the Committee is responsible for reviewing major litigation, legislative proposals, proposed regulations, and stockholder proposals involving matters not falling within the auspices of another committee of the Board. Present members of the Committee are Messrs. Clayton K. Yeutter (chairman), Donald V. Fites, John W. Fondahl, Peter A. Magowan, and Joshua I. Smith. During 1995, the Committee held three meetings.

COMPENSATION OF DIRECTORS

  Upon election of the nominees proposed herein, the Board of Directors will consist of twelve members, of whom one is a salaried employee of the Company. Directors who are salaried employees receive no additional compensation for their service as directors. Directors who are not salaried employees of the Company ("non-employee directors") are paid a retainer of $30,000 per year and fee of $1,000 for each meeting of the Board of Directors and each meeting of any committee of the Board of Directors attended, together with the expenses of attendance. The chairman of each committee receives an additional annual stipend of $5,000.

  Non-employee directors are eligible to receive stock options and restricted stock pursuant to the 1987 Stock Option Plan. In April of 1995, an option for 2,000 shares of Common Stock and an award of 200 shares of restricted stock were granted to each non-employee director under the 1987 Stock Option Plan. The Board of Directors also has adopted a pension plan for non-employee directors. Under the directors' pension plan, all non-employee directors who are 70 years of age and who have served as directors for five years are eligible to retire and be paid retirement income equal to the annual retainer paid to them as directors at the time of their retirement. Fifty percent of the annual pension amount payable to a retired director shall be paid to a retired director's spouse who survives him or her.

  On an annual basis, each non-employee director is eligible to participate in the Directors' Deferred Compensation Plan which allows the deferral of fifty percent or more of the annual compensation (excluding expense reimbursement) payable as a result of services performed on behalf of the Company. Ms. Affinito and Messrs. Fondahl, Goode, Gorter, Junkins and Yeutter have elected to defer their compensation for 1996. Directors participating in this Plan may elect to have the deferred compensation invested in an interest-bearing account, a share equivalent account representing the Company's Common Stock, or a combination of the two. The interest-bearing account accrues interest at the applicable prime rate. Deferred compensation in the share equivalent account is treated as though it were invested in Common Stock. If a participant makes a share election, dividend equivalents accrue to a participant's account quarterly and each account is adjusted to reflect share ownership changes resulting from events such as a stock split. Participants have no voting rights with respect to the share equivalent account. All distributions from accounts are made in cash.

  All directors of the Company participate in the Directors' Charitable Award Program ("Program"). The maximum amount of award payable with respect to each participant under the Program is $1 million and is based upon the director's length of service. A director continues to be eligible to participate in the Program after he or she terminates Board service. Payments under the Program are made in 10 annual installments and commence at the death of a director. The first five installments are paid to charities designated by the director and the last five installments are paid to the Company's Charitable Foundation ("Foundation"). The program is financed through the purchase of life insurance policies. Directors derive no financial benefit from this Program since all charitable deductions accrue solely to the Company. The purpose of the program is to acknowledge the service of the Company's directors, recognize the interest of the Company and its directors in supporting worthy educational institutions and charitable organizations, provide an additional means of support to the Foundation, and enhance the Company's director benefit program so that the Company is able to continue to attract and retain directors of the highest caliber.

  This past year, the Company's Board of Directors received special recognition by being named one of the top five boards in the nation by Chief Executive magazine (November 1995 issue). The Company would like to take this opportunity to congratulate the Board of Directors on receiving that well-deserved honor.

EQUITY SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS (as of December 31, 1995)

  The following table sets forth the beneficial ownership (as defined by the rules of the Securities and Exchange Commission) of Company Common Stock by all directors (including all nominees for director), the officers named in the Summary Compensation Table on page 16, and all directors and executive officers as a group. No director beneficially owns, directly or indirectly, more than one-tenth of one percent of Company Common Stock. All directors and executive officers as a group beneficially own less than one percent of Company Common Stock. The Company has no other class of equity securities outstanding.

         Table of Equity Ownership of Directors and Executive Officers

                                                                   Shares
                                                                Beneficially
                                                                    Owned
--------------------------------------------------------------------------------
Lilyan H. Affinito                                                12,800/1/
Glen A. Barton                                                    50,339/2/
W. Frank Blount                                                      500
Donald V. Fites                                                  258,815/3/
Gerald S. Flaherty                                                74,906/4/
John W. Fondahl                                                   13,400/5/
David R. Goode                                                     2,067/6/
James P. Gorter                                                   10,400/7/
Jerry R. Junkins                                                  10,800/8/
Peter A. Magowan                                                   3,767/9/
James W. Owens                                                    31,848/10/
Gordon R. Parker                                                   1,400
George A. Schaefer                                                43,505/11/
Joshua I. Smith                                                    1,167/12/
Richard L. Thompson                                               12,962/13/
Clayton K. Yeutter                                                 3,300/14/
All directors and executive officers as a group                1,117,005/15/
--------------------------------------------------------------------------------

 /1/ Includes 12,000 shares subject to outside director stock options exercisable within 60 days. In addition to the shares listed above, Ms. Affinito has deferred a portion of her director compensation pursuant to the Directors' Deferred Compensation Plan representing an equivalent value as if such compensation had been invested on December 31, 1995 in 2,982 shares of Common Stock.

 /2/ Includes 30,207 shares subject to employee stock options exercisable within 60 days. In addition to the shares listed above, Mr. Barton has deferred a portion of his compensation pursuant to supplemental employees investment plans representing an equivalent value as if such compensation had been invested on December 31, 1995 in 1,697 shares of Common Stock.

 /3/ Includes 198,666 shares subject to employee stock options exercisable within 60 days. In addition to the shares listed above, Mr. Fites has deferred a portion of his compensation pursuant to supplemental employees investment plans representing an equivalent value as if such compensation had been invested on December 31, 1995 in 4,745 shares of Common Stock.

 /4/ Includes 32,167 shares subject to employee stock options exercisable within 60 days. In addition to the shares listed above, Mr. Flaherty has deferred a portion of his compensation pursuant to supplemental employees investment plans representing an equivalent value as if such compensation had been invested on December 31, 1995 in 2,015 shares of Common Stock.

 /5/ Includes 12,000 shares subject to outside director stock options exercisable within 60 days. In addition to the shares listed above, Mr. Fondahl has deferred a portion of his director compensation pursuant to the Directors' Deferred Compensation Plan representing an equivalent value as if such compensation had been invested on December 31, 1995 in 1,381 shares of Common Stock.

 /6/ Includes 667 shares subject to outside director stock options exercisable within 60 days. In addition to the shares listed above, Mr. Goode has deferred a portion of his director compensation pursuant to the Directors' Deferred Compensation Plan representing an equivalent value as if such compensation had been invested on December 31, 1995 in 778 shares of Common Stock.

 /7/ Includes 8,000 shares subject to outside director stock options exercisable within 60 days. In addition to the shares listed above, Mr. Gorter has deferred a portion of his director compensation pursuant to the Directors' Deferred Compensation Plan representing an equivalent value as if such compensation had been invested on December 31, 1995 in 952 shares of Common Stock.

 /8/ Includes 10,000 shares subject to outside director stock options exercisable within 60 days.

 /9/ Includes 667 shares subject to outside director stock options exercisable within 60 days.

/10/ Includes 11,200 shares subject to employee stock options exercisable within 60 days. In addition to the shares listed above, Mr. Owens has deferred a portion of his compensation pursuant to supplemental employees investment plans representing an equivalent value as if such compensation had been invested on December 31, 1995 in 430 shares of Common Stock.

/11/ Includes 6,000 shares subject to outside director stock options exercisable within 60 days.

/12/ Includes 667 shares subject to outside director stock options exercisable within 60 days.

/13/ Includes 3,467 shares subject to employee stock options exercisable within 60 days. In addition to the shares listed above, Mr. Thompson has deferred a portion of his compensation pursuant to supplemental employees investment plans representing an equivalent value as if such compensation had been invested on December 31, 1995 in 537 shares of Common Stock.

/14/ Includes 2,000 shares subject to outside director stock options exercisable within 60 days. In addition to the shares listed above, Mr. Yeutter has deferred a portion of his director compensation pursuant to the Directors' Deferred Compensation Plan representing an equivalent value as if such compensation had been invested on December 31, 1995 in 866 shares of Common Stock.

/15/ Includes 655,613 shares subject to employee and outside director stock options exercisable within 60 days. Also includes 16,630 shares for which voting and investment power is shared and 700 shares for which beneficial ownership has been disclaimed.

  Listed below are persons who, to the knowledge of the Company, own beneficially, as of December 31, 1995, more than five percent of the Company's Common Stock.

            Table of Equity Ownership of Certain Beneficial Owners

                                        Voting              Dispositive
                                      Authority              Authority        Total Amount    Percent
                                -------------------------------------------   of Beneficial     of
Name and Address                   Sole      Shared       Sole       Shared    Ownership       Class
-------------------------------------------------------------------------------------------------------
Joint filing by FMR Corp.,      1,203,262    1,500     28,411,060    1,500     28,412,560      14.38%
   Edward C. Johnson 3d, and
   Abigail P. Johnson
82 Devonshire Street
Boston, MA 02109
-------------------------------------------------------------------------------------------------------
The Capital Group               1,280,250     None     13,221,650     None     13,221,650        6.7%
   Companies, Inc. and
   Capital Research and
   Management Company
 333 South Hope Street
 Los Angeles, CA 90071

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Compensation Policies

  The Compensation Committee ("Committee") establishes compensation guidelines and targets based upon the performance of the Company, of business units within the Company, and of individual executive officers. The Committee's goal is to establish a compensation program that: strengthens the commonality of interest between management and Company stockholders; links effectively executive compensation with Company performance over the long term; and attracts and retains executives of high caliber and ability. For 1995, that program consisted of base salary, short-term incentive compensation, stock options, and long-term incentive compensation.

  The Committee believes this compensation program was a significant factor contributing to the Company's success this past year. For 1995, the Company recorded a profit of $1.14 billion or $5.72 per share, the largest in Company history. As demonstrated in the performance graph on page 15, the Company's stock has provided holders with a cumulative return for the past five years that significantly exceeds the S&P 500 Composite Index and the Company's peer group, the S&P Machinery (Diversified) Index.

Base Salary

Executive Officers

  Base salaries of individual executive officers and their applicable salary ranges are reviewed annually by the Committee. In determining adjustments to base salary and salary ranges for a particular year, the Committee relies on surveys compiled by consultants regarding salaries and other short-term compensation ("total cash compensation") at companies comparable to the Company in size, market capitalization or principal undertaking. In making salary adjustments, the Committee also makes subjective determinations regarding the performance of individual officers, with the assistance of those officers' supervisors.

  At the end of 1994, the Committee set 1995 base salaries and applicable salary ranges for all executive officers, including Mr. Fites. In setting 1995 base salaries and salary ranges, the Company referred to the Hewitt survey of Core Group I Companies ("Hewitt Survey"). The Hewitt Survey included 25 companies, all of which were in the S&P 500 Composite Index and none of which were in the S&P Machinery (Diversified) Index. According to the Hewitt Survey, total cash compensation of Company executive officers was below market average.

  Despite the Hewitt Survey results, the Committee elected not to adjust salary ranges applicable to executive officers for 1995. However, the Committee did approve increases in the base salary of all executive officers for 1995. These increases were based upon a subjective analysis of each officer's individual performance. After these adjustments, the total cash compensation of executive officers as a group remained below average according to the Hewitt Survey.

Chief Executive Officer

  Effective January 1, 1995, Mr. Fites' base salary was increased to $1 million. In determining his base salary, the Committee used the Hewitt Survey as a benchmark. That survey revealed that Mr. Fites' salary was considerably below the average of company CEOs with executive responsibilities generally comparable to those of Mr. Fites at Caterpillar.

  The Committee also evaluated Mr. Fites' performance as an executive, including his contributions with Caterpillar, to his home community, and to a variety of national and international business organizations. Under Mr. Fites' leadership in 1994, the Company experienced four quarters of record profit and its stock price increased 24 percent. During that year, the Company improved its competitive position as the world's leading manufacturer of construction and mining equipment, despite substantial foreign and domestic competition. Relationships with stockholders, dealers, and employees were strengthened, product lines were improved, and unproductive operations were eliminated. In each of those time-demanding leadership roles, Mr. Fites performed in an outstanding manner. The level of his performance was formally recognized when he was named 1994 CEO of the Year by Financial World magazine.

  With the increase granted to Mr. Fites, his base salary will now be slightly higher than the average of CEOs included in the Hewitt Survey, but his total cash compensation will be slightly lower.

Short-Term Incentive Compensation

Executive Officers

  In 1995, executive officers, together with most management and salaried employees, participated in the Company's Corporate Incentive Compensation Plan ("Incentive Plan"). Payouts under the Incentive Plan for 1995 were based on a team award incorporating the Company's pre-tax return on assets ("ROA") for the year and an individual award based on a subjective determination of individual performance. For 1995, a total of approximately $134.7 million was earned by Company employees under the corporate and business unit incentive plans.

  For 1995, the team award portion of the payout was calculated by multiplying
(a) annual base salary, (b) a specific percentage of base salary, which increases for higher positions within the Company, thereby placing a greater percentage of compensation at risk for those with greater responsibilities and opportunity to affect Company performance, and (c) a performance factor based upon the Company's achievement of specific levels of ROA.

  Before any amount could be awarded under the Incentive Plan for 1995, a minimum Company ROA level had to be achieved, with increasing amounts to be awarded for Company achievement up to a maximum ROA. Minimum, target, and maximum ROA levels to be achieved were increased significantly from 1994 levels. Specifically, the target ROA was increased 75%. For 1995, the minimum ROA level under the Incentive Plan was exceeded (although the target was not achieved) and all executive officers received a team award.

  In addition to a team award, all executive officers received an individual award under the Incentive Plan for 1995 based on a subjective determination of individual performance. The aggregate of individual awards to all officers cannot exceed the amount available in a discretionary pool established for such awards. The discretionary pool amount is a specific percentage of team awards paid to all executive officers.

  In 1995, 18 executive officers participated in incentive plans applicable to the business unit for which they had primary responsibility. The Company has 195 incentive compensation plans applicable to business units and divisions within those units. Each business unit within the Company has its own criteria for determining incentive compensation for its employees. With the exception of 9 incentive compensation plans, for 1995, at least 25% of the payout under a business unit plan had to be based on Company achievement of ROA levels applicable to the Incentive Plan. Other factors determining business unit payout in 1995 included return on sales ("ROS") for the particular unit, unit ROA, unit profit, operating expenses, percentage of industry sales, and customer satisfaction. In addition, units providing administrative services to other units within the Company had a portion of their incentive compensation tied to the performance of those other units. The two most widely used factors determining payouts under the business unit plans in 1995 were unit ROS and unit ROA.

  In 1995, executive officers participating in their respective business unit incentive plans were eligible to receive fifty percent of the team award amount that would have been awarded if he or she had participated solely in the business unit plans, and fifty percent of the amount that would have been awarded had the officer participated solely in the Incentive Plan. Seventeen executive officers received payments based on 1995 performance of their business units.

  Based on competitive concerns, the Company does not believe it is appropriate for purposes of this report to disclose specific performance factors applicable to each individual business unit. Because these factors reflect the Company's view regarding criteria essential for each unit's long-term success, disclosure of such factors on a unit by unit basis would be detrimental to the Company and its stockholders by giving competitors a comprehensive blueprint, dissected by business unit, for attacking the Company in the marketplace.

Chief Executive Officer

  Mr. Fites participates in the Incentive Plan. Because the Company exceeded its minimum ROA level under the Incentive Plan for 1995 (although the target was not achieved), Mr. Fites received a team award under the Incentive Plan.

  Mr. Fites also received an individual award under the Incentive Plan for 1995. At the beginning of 1995, Mr. Fites discussed with the Committee his goals and expectations for the year. Mr. Fites set benchmarks for Company sales and revenues, as well as profit after tax. Those goals, which called for substantial increases over 1994 levels, were again met in 1995.

  Mr. Fites also established a goal to continue providing successful leadership with respect to the Company's labor situation with the UAW. In 1995, Mr. Fites met that goal. In early December of this past year, UAW leaders informed Caterpillar and their members that they were recessing the strike that began on June 21, 1994, at eight U.S. facilities. Striking employees have returned to work under the Company's previously implemented contract proposal and the transition has gone very smoothly. The strike had no impact on Company performance for 1995.

  Mr. Fites expressed to the Committee his commitment to factory modernization and organizational restructuring initiatives begun four years ago. In 1995, those initiatives continued to reap benefits. The Company's 16 functionally independent business units and five service divisions, each with its own budget and financial targets, continued to place the emphasis on creativity and innovation, and the collective focus on serving Caterpillar customers. The Company's reengineered business processes continued to result in significant reductions in product development time, necessary physical testing, and product development costs.

  Mr. Fites also expressed his commitment to maintain regular contact with financial analysts, stockholders, dealers, customers, and employees. In 1995, Mr. Fites met that commitment. He conducted a two-day analyst meeting in Arizona and maintained regular contact with large Company stockholders. He also maintained personal contact with Caterpillar dealer principals and major customers around the world during the year, and personally visited numerous Caterpillar facilities worldwide.

  In addition, Mr. Fites expressed a commitment to pursuing strategic alliances designed to enhance the Company's competitive position. He also fulfilled this commitment. In 1995 the Company announced a joint venture with Elphinstone Pty. Ltd., an Australian mining equipment manufacturer, representing the Company's entrance into the underground mining equipment business. The Company also announced an agreement in principle to acquire an equity position in F.G. Wilson Ltd., a leading packager of diesel-powered generator sets in Europe, to enhance the Company's business in that area. Additional alliances were pursued to enhance the Company's competitive position.

  Finally, Mr. Fites expressed his intent to actively participate in initiatives designed to benefit not only the Company but the industry as a whole. Mr. Fites did so by continuing to serve as a member of the Equipment Manufacturers Institute and as chairman of the U.S.-Japan Business Council. He also served as a member of the Competitiveness Policy Council, a bipartisan national commission appointed by the U.S. House of Representatives to make recommendations to the President and Congress regarding the productivity and international competitiveness of U.S. industries.

Stock Options

Executive Officers

  In 1995, all executive officers, as well as other key employees, were granted incentive (as defined in Section 422A of the Internal Revenue Code) and non-qualified stock options under the Company's 1987 Stock Option Plan ("Option Plan"). Incentive stock options were granted up to the maximum number of shares which may be issued in accordance with U.S. tax law to an individual. The remaining portion of any option grant not issued as an incentive stock option was issued as a non-qualified stock option.

  The number of options granted to a particular officer in 1995 depended upon that officer's position in the Company and a subjective assessment of that officer's individual performance. Specifically, a base stock option award was determined for each officer level using position multiples for each level. The award was then adjusted based on individual performance.

  To ensure executive officers retain significant stockholdings in the Company, the Committee encourages them to own a number of shares at least equal to the average number of shares for which they received options in their last three option grants. For 1995, if one-hundred percent of the minimum ownership guideline was not met, significant progress had not been made to achieve the desired ownership level, or a satisfactory explanation for failure to meet the guideline had not been presented, the Committee would have reduced the number of shares included in the officer's grant. For 1995, no officer was penalized for low share ownership in receiving stock options, an accomplishment of which the Company should be particularly proud since this share retention requirement represents one of the strictest in the industry.

Chief Executive Officer

  In 1995, Mr. Fites received an option grant covering 75,000 shares of Company stock, as reflected in the Summary Compensation Table and Option Grants Table. Like other executive officers, Mr. Fites received this grant based upon his position in the Company and an assessment of his individual performance. Individual performance factors considered by the Committee are those discussed above with respect to Mr. Fites' individual Incentive Plan award.

Long-Term Incentive Compensation

Executive Officers

  The Company has a long-term incentive supplement to the Option Plan ("Supplement"). Under the Supplement, a three-year performance period ("cycle") is established each year, with participants receiving a payout (50% in cash and 50% in restricted stock) if certain minimum, target or maximum performance thresholds are achieved at the end of the cycle. The Committee has discretion to apply different performance criteria for different cycles. The Committee also has discretion during a cycle to adjust performance measures set for that period to reflect changes in accounting principles and practices; mergers, acquisitions or divestitures; major technical innovations; or extraordinary, nonrecurring or unusual items.

  The first cycle under the Supplement was established at the beginning of 1993 for the years 1993-1995, with a payout to occur in 1996. Amounts that could be paid at the end of that cycle depended upon an executive's base salary at the end of the period, a predetermined percentage of that salary that varied based on an executive's position, and whether certain after-tax ROA thresholds had been achieved. For an executive to receive any payout under the cycle established in 1993, the Company had to achieve a threshold ROA level for the cycle. If a target ROA level was achieved, a larger amount would be received, while attaining a certain maximum ROA level would yield the maximum amount payable under the cycle. For the cycle established in 1993, the maximum ROA level was achieved and all executives, including those named in the Summary Compensation Table, received a payout in early 1996 equal to the maximum amount available under that cycle. The total value of cash and restricted stock received by Supplement participants under the cycle established in 1993 was approximately $10.5 million.

  Cycles were also established under the Supplement in 1994 and 1995 for the periods 1994-1996 and 1995-1997, with payouts to occur, if at all, in 1997 and 1998. Like the 1993 cycle discussed above, a payout under these cycles will depend upon an executive's base salary at the end of the period, a predetermined percentage of that salary that varies based on the executive's position, and whether certain after-tax ROA levels (minimum, target, and maximum levels) have been achieved.

Chief Executive Officer

  Mr. Fites received a payout in 1996 under the 1993 cycle of the Supplement based on the criteria discussed above. The amount received by Mr. Fites is disclosed in the LTIP Payouts column of the Summary Compensation Table.

  Mr. Fites also has the potential to receive in 1997 and 1998 a payout under the Supplements for the 1994-1996 and 1995-1997 cycles based on the criteria discussed above. Specific reference to minimum, target, and maximum amounts that could be received by Mr. Fites, as well as other named executive officers, are referenced in the Long-Term Incentive Plans/Awards Table.

Impact of Section 162 of the Internal Revenue Code

  Effective January 1, 1994, the Revenue Reconciliation Act of 1993 amended
Section 162 of the Internal Revenue Code ("Code") to eliminate the deductibility of certain compensation over $1 million paid to the chief executive officer and other named executive officers. Section 162(m) of the Code provides exceptions to that provision for performance-based compensation meeting certain requirements. Based on transition rules under Section 162, compensation under the Option Plan was not subject to the $1 million deductibility cap in 1995.

  Based on a review of developments under Section 162(m), the Committee has approved adoption of a 1996 Stock Option and Long-Term Incentive Plan and submitted that plan for stockholder approval in this proxy statement. That plan, if approved by stockholders, will meet the requirements of Section 162(m) with respect to stock option and performance awards, resulting in those awards being excluded from the $1 million deductibility cap.

  The Committee has not recommended an amendment to the Company's Short-Term Incentive Compensation Plan to meet the requirements of Section 162(m) for exclusion from the deductibility cap. The Committee believes such an amendment would reduce necessary flexibility under that plan without corresponding benefit, given the relatively small amounts that would be subject to the cap in light of provisions in the 1996 Stock Option and Long-Term Incentive Plan designed to exclude stock option and performance awards from the cap.

             James P. Gorter (Chairman)      Clayton K. Yeutter
             John W. Fondahl                 David R. Goode
             Jerry R. Junkins                Peter A. Magowan

PERFORMANCE GRAPH

  The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends) of the Company's Common Stock for the five-year period from December 31, 1990 through December 31, 1995 with the Standard & Poor's 500 Composite Index and the Standard & Poor's Machinery (Diversified) Index. The comparisons are not intended to forecast or be indicative of possible future performance of the Company's stock. In addition, the Company's principal competitors are located outside the United States and are not included in published industry indexes.

             Comparison of Five Year Cumulative Total Stockholder
           Return Among Caterpillar Inc., S&P 500 Composite Index,
                    and S&P Machinery (Diversified) Index

                       [PERFORMANCE GRAPH APPEARS HERE]

  DECEMBER 31,      1990      1991     1992       1993      1994       1995
----------------------------------------------------------------------------
  Caterpillar        100     95.78     118.4     198.18    247.53     269.19
----------------------------------------------------------------------------
  S&P 500            100    130.34     140.25    154.32    156.42     214.99
----------------------------------------------------------------------------
  S&P Machinery
   (Diversified)     100    118.89     121.32    179.61    174.87     215.75
----------------------------------------------------------------------------


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Members of the Compensation Committee during 1995 were Messrs. James P. Gorter (Chairman), John W. Fondahl, David R. Goode, Jerry R. Junkins, Peter A. Magowan, and Clayton K. Yeutter. Mr. Gorter also is a limited partner of Goldman, Sachs & Co. ("Goldman") which performed various investment banking services for the Company during 1995 and is anticipated to perform such services in 1996. As a limited partner, Mr. Gorter is not involved in the business operations of Goldman.

EXECUTIVE COMPENSATION

  The following table summarizes all compensation paid to the Company's chief executive officer and to each of the Company's four most highly compensated executive officers other than the chief executive officer for services rendered to the Company for the years ended December 31, 1995, 1994 and 1993.


                                                      Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Long-Term
                                                                                   Compensation
                                           Annual                            -----------------------
                                        Compensation                            Awards       Payouts
----------------------------------------------------------------------------------------------------------------------------
Name and                                                                      Securities      LTIP
Principal                                                      Other Annual   Underlying     Payouts        All Other
Position                  Year      Salary       Bonus/2/      Compensation   Options/3/     ($)/4/      Compensation/1/
----------------------------------------------------------------------------------------------------------------------------
D. V. Fites,              1995    $1,000,000     $564,000         $4,420        75,000      $900,000          $48,000
  Chairman and CEO        1994       800,000      772,800           -0-         60,000         -0-             38,400
                          1993       670,000      339,024           -0-         40,000         -0-             32,160
----------------------------------------------------------------------------------------------------------------------------
G. A. Barton,             1995       400,000      188,000           -0-         25,000       300,000           16,000
  Group President         1994       360,000      289,800           -0-         20,000         -0-             15,600
                          1993       325,000      148,395           -0-         15,300         -0-             11,983
----------------------------------------------------------------------------------------------------------------------------
G. S. Flaherty,           1995       400,000      188,000           -0-         25,000       300,000           19,200
  Group President         1994       360,000      289,800           -0-         20,000         -0-             16,560
                          1993       325,000      148,395           -0-         15,300         -0-             13,000
----------------------------------------------------------------------------------------------------------------------------
J. W. Owens,              1995       330,000      155,100           -0-         25,000       214,500            9,900
  Group President         1994       240,000      173,880           -0-         10,200         -0-              7,200
                          1993       210,000       91,705           -0-         11,700         -0-              6,301
----------------------------------------------------------------------------------------------------------------------------
R. L. Thompson,           1995       330,000      155,100           -0-         25,000       214,500            9,901
  Group President         1994       265,000      186,626           -0-         10,400         -0-              7,951
                          1993       232,500      118,920           -0-         10,200         -0-              6,976
----------------------------------------------------------------------------------------------------------------------------

/1/ Consists of matching Company contributions for the Employees' Investment Plan (EIP) and supplemental employees' investment plans (SEIP). For 1995, matching contributions for EIP and SEIP respectively were Messrs. Fites ($8,000/$40,000), Barton ($6,133/$9,867), Flaherty ($7,360/$11,840), Owens
     ($4,725/$5,175), and Thompson ($4,663/$5,238).
/2/ Consists of cash payments made pursuant to the Corporate Incentive Compensation Plan in 1996 with respect to 1995 performance, in 1995 with respect to 1994 performance, and in 1994 with respect to 1993 performance.
/3/  Number of Options granted under the 1987 Stock Option Plan.
/4/ This payout was made in early 1996. Fifty percent of it was in cash and fifty percent in restricted stock. The Company's average stock price on December 29, 1995 ($58.625 per share) was used to determine the restricted stock portion of the payout.

  The following tables set forth certain information at December 31, 1995 and for the fiscal year then ended with respect to stock options and stock appreciation rights granted to and exercised by the individuals named in the Summary Compensation Table above. No options have been granted at an option price below fair market value on the date of grant.

--------------------------------------------------------------------------------------------------------------------------------
                                                         Option Grants in 1995
                     -----------------------------------------------------------------------------------------------------------
                                               Individual Grants
-------------------------------------------------------------------------------------
                                                                                             Potential Realizable Value
                       Number of    % of Total                                                at Assumed Annual Rates
                      Securities     Options                                                of Stock Price Appreciation
                      Underlying    Granted to        Exercise                                   for Option Term/1/
                        Options     Employees           Price          Expiration    ------------------------------------------
Name                  Granted/2/    In 1995/3/        Per Share           Date                 5%                  10%
--------------------------------------------------------------------------------------------------------------------------------
D. V. Fites              75,000         4.68            $60.3125        06/06/2005        $    2,844,767       $     7,209,192
G. A. Barton             25,000         1.56            $60.3125        06/06/2005               948,256             2,403,064
G. S. Flaherty           25,000         1.56            $60.3125        06/06/2005               948,256             2,403,064
J. W. Owens              25,000         1.56            $60.3125        06/06/2005               948,256             2,403,064
R. L. Thompson           25,000         1.56            $60.3125        06/06/2005               948,256             2,403,064
Executive Group         415,460        25.92            $60.3125        06/06/2005            15,758,493            39,935,081
All Stockholders/4/         N/A          N/A                 N/A           N/A             7,590,814,602        19,236,597,596
Executive Group
Gain as % of all
Stockholder Gain            N/A          N/A                 N/A           N/A                   0.21%                 0.21%
--------------------------------------------------------------------------------------------------------------------------------

  /1/ The dollar amounts under these columns reflect the 5% and 10% rates of appreciation prescribed by the Securities and Exchange Commission. The 5% and 10% rates of appreciation would result in per share prices of $98.24 and $156.44, respectively. The Company expresses no opinion regarding whether this level of appreciation will be realized and expressly disclaims any representation to that effect.
  /2/ Options are exercisable upon completion of one full year of employment following the grant date (except in the case of death or retirement) and vest at the rate of one-third per year over the three years following the grant. Upon exercise, option holders may surrender shares to pay the option exercise price and satisfy tax withholding requirements.
  /3/ In 1995, options for 415,460 shares were granted to all executive officers, as a group; options for 20,000 shares were granted to all directors who are not executive officers, as a group; and options for 1,187,180 shares were granted to all employees other than executive officers, as a group.
  /4/ For "All Stockholders" the potential realizable value is calculated from $60.3125, the price of Common Stock on June 6, 1995, based on the outstanding shares of Common Stock on that date.

--------------------------------------------------------------------------------------------------------------------------------
                                   Aggregated Option/SAR Exercises in 1995,
                                     and 1995 Year-End Option/SAR Values
                                              ----------------------------------------------------------------------------------
                                                    Number of Securities
                                                   Underlying Unexercised              Value of Unexercised
                                                       Options/SARs at                 In-the-Money Options/
                                                        1995 Year-End                 SARs at 1995 Year-End/2/
--------------------------------------------------------------------------------------------------------------------------------
              Shares Acquired        Value
Name           On Exercise/1/     Realized/2/     Exercisable     Unexercisable     Exercisable     Unexercisable
--------------------------------------------------------------------------------------------------------------------------------
D. V. Fites         15,600        $  627,413        198,666          128,334         $5,000,447        $491,683
G. A. Barton        13,866           555,891         30,207           43,433            655,783         177,798
G. S. Flaherty      51,300         2,129,373         32,167           43,433            647,113         177,798
J. W. Owens         26,900         1,028,147         11,200           35,700            183,251         118,241
R. L. Thompson      10,066           292,731          3,467           35,333             18,094         108,326
--------------------------------------------------------------------------------------------------------------------------------

  /1/ Upon exercise, option holders may surrender shares to pay the option exercise price and satisfy tax withholding requirements. The amounts provided are gross amounts absent netting for shares surrendered.
  /2/ Calculated on the basis of the fair market value of the underlying securities at the exercise date or year-end, as the case may be, minus the exercise price.

  The following table sets forth certain information regarding estimated potential awards to named executive officers pursuant to the Long-Term Incentive Supplement to the Company's 1987 Stock Option Plan. Currently, there are two Long-Term Incentive Supplement cycles in effect. A plan was established in 1994 with a cycle ending in 1996 and payout, if at all, in 1997. A plan also was established in 1995 with a cycle ending in 1997, and a payout, if at all, in 1998.

------------------------------------------------------------------------------------
                              Long-Term Incentive
                             Plans/Awards in 1995
------------------------------------------------------------------------------------
                                          Estimated future payouts under
                                            non-stock price-based plans
                                    ------------------------------------------------
                 Performance or
               Other Period Until
Name          Maturation or Payout    Threshold         Target         Maximum
------------------------------------------------------------------------------------
D. V. Fites        1995-1997           $300,000        $600,000        $900,000
                   1994-1996           $300,000        $600,000        $900,000
------------------------------------------------------------------------------------
G. A. Barton       1995-1997           $100,000        $200,000        $300,000
                   1994-1996           $100,000        $200,000        $300,000
------------------------------------------------------------------------------------
G. S. Flaherty     1995-1997           $100,000        $200,000        $300,000
                   1994-1996           $100,000        $200,000        $300,000
------------------------------------------------------------------------------------
J. W. Owens        1995-1997            $82,500        $165,000        $247,500
                   1994-1996            $82,500        $165,000        $247,500
------------------------------------------------------------------------------------
R. L. Thompson     1995-1997            $82,500        $165,000        $247,500
                   1994-1996            $82,500        $165,000        $247,500
------------------------------------------------------------------------------------

  Payout is based upon an executive's base salary at the end of the three-year cycle, a predetermined percentage of that salary, and the Company's achievement of specified levels of after-tax return on assets ("ROA") over the three year period. The target amount will be earned if 100% of targeted ROA is achieved. The threshold amount will be earned if 70% of targeted ROA is achieved, and the maximum award amount will be earned at 130% of targeted ROA. Salary levels for 1995 were used to calculate the estimated dollar value of future payments under both cycles.

PENSION PROGRAM

  Under the Company's pension program covering officers and other management employees, annual benefits are payable upon retirement. The full cost of this pension program is paid by the Company. Officers are required to retire at age
65. Most other management employees may, under federal law, work indefinitely. Retirement prior to age 62 results in an appropriate pension reduction. The amounts shown in the following table are the estimated aggregate annual benefits for various levels of earnings and years of benefit service payable in the event of retirement after age 62 and not later than age 65.

                                           Pension Plan Table
     -----------------------------------------------------------------------------------------------
        Remuneration                               Years of Service
     -----------------------------------------------------------------------------------------------
                             15              20              25              30              35
                       -----------------------------------------------------------------------------
        $  100,000        $ 22,500        $ 30,000        $ 37,500      $   45,000      $   52,500
        $  150,000          33,750          45,000          56,250          67,500          78,750
        $  200,000          45,000          60,000          75,000          90,000         105,000
        $  250,000          56,250          75,000          93,750         112,500         131,250
        $  300,000          67,500          90,000         112,500         135,000         157,500
        $  350,000          78,750         105,000         131,250         157,500         183,750
        $  400,000          90,000         120,000         150,000         180,000         210,000
        $  450,000         101,250         135,000         168,750         202,500         236,250
        $  500,000         112,500         150,000         187,500         225,000         262,500
        $  550,000         123,750         165,000         206,250         247,500         288,750
        $  650,000         146,250         195,000         243,750         292,500         341,250
        $  750,000         168,750         225,000         281,250         337,500         393,750
        $  850,000         191,250         255,000         318,750         382,500         446,250
        $  950,000         213,750         285,000         356,250         427,500         498,750
        $1,100,000         247,500         330,000         412,500         495,000         577,500
        $1,400,000         315,000         420,000         525,000         630,000         735,000
        $1,600,000         360,000         480,000         600,000         720,000         840,000
        $1,950,000         438,750         585,000         731,250         877,500       1,023,750
        $2,500,000         562,500         750,000         937,500       1,125,000       1,312,500

  The compensation covered by the pension program is based on an employee's annual salary and bonus. Amounts payable pursuant to a defined benefit supplementary pension plan are included. As of December 31, 1995, the persons named in the Summary Compensation Table had the following estimated credited years of benefit service for purposes of the pension program: D. V. Fites - 35 years*; G. A. Barton - 35 years; G. S. Flaherty - 35 years*; J. W. Owens - 23 years; and R. L. Thompson - 13 years. The amounts payable under the pension program are computed on the basis of an ordinary life annuity and are not subject to deductions for Social Security benefits or other amounts.

------------------
* Although having served more than 35 years with the Company, amounts payable under the plan are based on a maximum of 35 years of service.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  For disclosure regarding a reportable relationship involving Mr. James P. Gorter, a director of the Company, see page 15, "Compensation Committee Interlocks and Insider Participation."

  Mr. Siegfried R. Ramseyer, a Vice President of the Company, was Managing Director of Caterpillar Overseas S.A. ("Subsidiary") until December 31, 1992, and is indebted to that Subsidiary in the amount of approximately $302,826. The loan relates to a home purchase by Mr. Ramseyer in Switzerland and is collateralized by a mortgage on the property. The primary purpose of the transaction was to permit Mr. Ramseyer to retain his home in Switzerland and to purchase a home in the United States where he has been assigned. The loan is interest free and repayable to the Subsidiary no later than December 31, 2002. If for any reason Mr. Ramseyer returns to Switzerland or ceases to act as a Vice President of the Company prior to December 31, 2002, the Subsidiary is entitled to request repayment of the loan upon giving 60 days prior written notice. During Mr. Ramseyer's assignment in the United States, the Subsidiary may lease the property and receive rental income.

PROPOSAL 2--APPROVAL OF ADOPTION OF 1996 STOCK OPTION AND LONG-TERM INCENTIVE
PLAN

  The Company's Board of Directors ("Board") has approved the Caterpillar Inc. 1996 Stock Option and Long-Term Incentive Plan ("Plan") in the form attached as Exhibit A, subject to the approval of Company stockholders. In general, the Plan provides for the grant of stock options, restricted stock, and performance awards to officers and key employees of the Company, as well as non-employee directors. It is estimated that approximately 850 employees and 11 non-employee directors will participate in applicable portions of the Plan in 1996. The Plan is designed to attract and retain outstanding individuals in key positions and furnish incentives linked to the performance of the Company and its stock.

  The Plan is designed to meet the requirements for tax deductibility under
Section 162(m) of the Internal Revenue Code ("Code") with respect to certain compensation. Under the Code, the Company may not deduct compensation paid to certain executive officers to the extent that compensation exceeds $1 million in any one year for any one applicable officer. Section 162(m) provides exceptions for performance-based compensation meeting certain requirements. Upon advice of the Board's Compensation Committee ("Committee"), the Board has taken appropriate action to exclude options and performance awards under the Plan from the $1 million deductibility cap.

Plan Administration

  The Committee has the authority to determine officers and employees receiving awards under the Plan. The Committee also has the authority to establish and revise procedures applicable to the Plan, subject to stockholder approval requirements, and make other determinations necessary for Plan administration. The Committee is composed solely of outside directors as that term is defined in Section 162(m) under the Code. The Committee has no authority with respect to non-employee director awards under the Plan.

Shares Reserved for Issuance

  The Company proposes to reserve seven million shares of Company common stock ("Shares") for issuance under the Plan. An additional four million Shares authorized but unissued under prior Company stock option plans will be available for issuance under this Plan. The Plan would permit adjustments to that number for events such as a stock dividend, recapitalization, or business combination. The Plan also would permit Shares not acquired due to expiration or termination of an award to become available for reissuance. Moreover, Shares tendered upon exercise of an option may be added back and made available solely for grants to persons not subject to Section 16 of the Securities Exchange Act of 1934 ("Exchange Act").

Stock Options

  The Plan would permit the Committee to award stock options to officers and key employees and determine the timing and amount of those awards, provided that no individual Company employee could receive options for more than 200,000 Shares in any calendar year. The exercise price for an option could not be less than 100% of the fair market value of Shares underlying the option at the time of grant and no option that is not an incentive stock option as described below would be exercisable after ten years and one day from the date of grant. The Plan also permits the Committee to require a period of employment before options could be exercised and establishes time periods for exercise in the event of termination. Under the Plan, options could not be transferred other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

  The Plan also permits the Committee to grant incentive stock options, as that term is defined in Code Section 422A, having a term of ten years from the date of grant. The amount of incentive stock options vesting in a particular year can not exceed $100,000 per option recipient, based on the fair market value of the options on the date of grant. Under the Plan, the Committee could convert an incentive stock option to another option form and amend the plan as necessary to comply with Code Section 422A.

  The Plan would provide for the grant of stock options for 2000 Shares to non-employee directors at the close of each annual meeting of stockholders. These options have a term of ten years and one day, become exercisable in one-third installments at the end of each year of a three-year successive period following the date of grant, and have an exercise price of 100% of the fair market value of underlying Shares on the date of grant. The Plan establishes time periods for the exercise of these stock options in the event of termination and provides that the terms of the Plan as they apply to these options cannot be amended more often than once every six months, except in limited circumstances. The Committee would have no authority regarding option grants to non-employee directors.

Restricted Stock

  The Plan would permit the Committee to award restricted stock to officers and key employees and determine the timing, amount, and conditions of awards. Shares awarded as restricted stock would be issued subject to a restriction period of no less than two nor more than ten years. During the restriction period, the recipient is not entitled to delivery of the Shares, restrictions are placed on the Shares' transferability, and the Shares would be forfeited if the recipient terminates employment for reasons other than retirement, disability, death, or other special circumstances, as approved by the Committee. The Committee has discretion to remove restrictions if it deems that to be appropriate in a particular case. Upon expiration of the restriction period, the appropriate number of Shares will be made available to the recipient.

  Under the Plan, 200 Shares of restricted stock are granted to each non-employee director every January 1st. The stock is subject to a three-year restricted period, during which the director is not entitled to delivery of the stock and restrictions are placed on the stock's transferability. Shares issued as restricted stock shall be forfeited if during the three-year restricted period the director terminates his/her directorship, except for termination due to death, disability, or retirement under the Company's Directors' Retirement Plan. Upon expiration of the restricted period, Shares will be made available to the director. Terms of the Plan as they apply to director restricted stock cannot be amended more often than once every six months, except in limited circumstances. The Committee would have no authority regarding restricted stock grants to non-employee directors.

Performance Awards

  The Plan would permit the Committee to grant awards to officers and key employees of the Company ("Performance Awards") based upon Company performance over a period of years ("Performance Period"). At the time the Committee establishes a Performance Period for a particular award, it shall also establish Company performance measures ("Performance Measures") applicable to the award and targets that must be attained relative to those measures ("Performance Targets"). Performance Measures may be based on any of the following, alone or in combination, as the Committee deems appropriate: (i) return on assets; (ii) return on equity; (iii) return on sales; (iv) total shareholder return; (v) cash flow; (vi) economic value added; and (vii) net earnings. Performance Targets may include a minimum, maximum and target level of performance, with the size of Performance Award based on the level attained. Once established, Performance Targets and Performance Measures cannot be changed during the Performance Period, except that the Committee may eliminate or decrease a Performance Award otherwise payable. Upon completion of a Performance Period, the Committee shall determine the Company's performance in relation to the Performance Targets for that period and certify in writing the extent to which Performance Targets were satisfied.

  Performance Awards may be paid in cash, restricted stock, or a combination of both not later than 90 days following the end of the Performance Period. The aggregate value of a Performance Award to any individual employee in any calendar year under the Plan shall not exceed $2.5 million. The number of Shares awarded and their fair market value shall be determined by the average of the high and low price of Shares on the last day of the Performance Period. Specific rules regarding Performance Awards in the event of termination of employment are provided in the Plan.

Change of Control

  In the event of a change of control at the Company: (i) all options then outstanding under the Plan become fully exercisable; (ii) all terms and conditions of restricted stock then outstanding are deemed satisfied; and (iii) all Performance Awards for a Performance Period not completed at the time of the change of control shall be payable in an amount equal to the product of the maximum award opportunity for the Performance Award and a fraction, the numerator of which is the number of months that have elapsed since the beginning of the Performance Period through the later of (A) the date of the change of control or (B) the date the participant terminates employment, and the denominator of which is the total number of months in the Performance Period. If the Plan remains in force after a change of control, a Performance Period is completed during that time, and the participant's employment has not terminated, provision (iii) shall not apply.

  A change of control occurs if: (i) any person becomes a beneficial owner of 15 percent or more of the Company's outstanding Shares, provided that the Board may waive this provision in a particular instance by resolution; (ii) during any two consecutive years, there ceases to be a majority of the Board comprised of individuals who at the beginning of that period constituted the Board; (iii) the Company's stockholders approve a consolidation with another company under certain circumstances; and (iv) the Company approves a plan of complete liquidation of the Company or an agreement to dispose of substantially all of its assets. The payment of awards in the event of a change of control may have the incidental effect of increasing the net cost of that change, and, theoretically, could render a change of control more difficult or discourage it.

Plan Amendment or Termination

  The Board may terminate the Plan at any time, except with respect to grants and awards outstanding. The Board also may amend the Plan without shareholder approval, unless such approval is necessary to comply with applicable laws, including provisions of the Exchange Act or the Code.

Current Federal Tax Consequences

  An employee who has been granted an incentive stock option will not realize taxable income and the Company will not be entitled to a deduction at the time of the grant or exercise of that option. If the employee does not dispose of Shares acquired pursuant to an incentive stock option within two years from the date of grant, or within one year of transfer of Shares to the employee, any gain or loss realized on a subsequent disposition will be treated as long-term capital gain or loss. Under these circumstances the Company will not be entitled to a deduction for federal income tax purposes. If these holding periods are not satisfied, the employee will generally realize ordinary income at the time of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise over the option price or (ii) the excess of the amount realized upon disposition of the Shares, if any, over the option price, and the Company will be entitled to a corresponding deduction.

  An employee or director will not realize taxable income at the time of grant of an option that does not qualify as an incentive stock option. Upon exercise, however, of that non-qualified option, the holder will realize ordinary income in an amount measured by the excess, if any, of the fair market value of the Shares on the date of exercise over the option price, and the company will be entitled to a corresponding deduction. Upon a subsequent disposition of Shares, the holder will realize short-term or long-term capital gain or loss with the basis for computing such gain or loss equal to the option price plus the amount of ordinary income realized upon exercise.

  Unless an election is made under Section 83 of the Code to recognize income at the time of restricted stock grant, an employee or director granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon the vesting of Shares subject to an award, the holder will realize ordinary income in an amount equal to the fair market value of Shares at that time, and the Company will be entitled to a corresponding deduction. Dividends paid to the holder during the restriction period will also be income to the employee and deductible by the Company.

  An employee granted a Performance Award will not realize taxable income at the time a performance cycle is established, and the Company will not be entitled to a deduction at that time. The employee will have income at the time a Performance Award is paid out if that payment is in cash, and the Company will have a corresponding deduction. If a Performance Award is paid in restricted stock, the tax impact will be that discussed above with respect to restricted stock.

Other Information

  The closing price of the Company's Common Stock reported on the New York Stock Exchange for February 16, 1996 was $67.25 per share. A Form S-8 registering Shares to be issued under the Plan shall be filed on or about May 1, 1996.

                            New Plan Benefits Table
                1996 Stock Option and Long-Term Incentive Plan
            (Awards in 1995 under the proposed plan's predecessor,
                  The 1987 Stock Option Plan and Supplement)
--------------------------------------------------------------------------------
                        Options      Restricted Stock    Performance Awards
                     (# of shares)   (including stock   ($ value - excluding
                                      distributed as      restricted stock
                                    Performance Awards)     distributed)
--------------------------------------------------------------------------------
  D. V. Fites             75,000           7,675               450,053
  G. A. Barton            25,000           2,558               150,037
  G. S. Flaherty          25,000           2,558               150,037
  J. W. Owens             25,000           1,829               107,275
  R. L. Thompson          25,000           1,829               107,275
  Officer Group          415,460          43,826             2,571,381
  Non-Officer Group    1,187,180          35,289             2,074,514
  Non-Employee            20,000           2,000                   N/A
  Director Group

  The Board of Directors recommends a vote FOR approval of the Caterpillar Inc. 1996 Stock Option and Long-Term Incentive Plan.

PROPOSAL 3--APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors wishes to obtain from the stockholders an indication of their approval or disapproval of the Board's action in appointing Price Waterhouse LLP ("Price Waterhouse") as independent auditors of the Company for the year 1996.

  Price Waterhouse have been the independent auditors of the Company since its incorporation in 1925. No relationship exists other than the usual relationship between independent public accountant and client.

  In the event the appointment of Price Waterhouse as independent auditors for 1996 is not approved by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to consider the selection of other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the year 1996 will be permitted to stand unless the Board finds other good reason for making a change. The directors recommend a vote FOR the approval of the appointment of Price Waterhouse.

  Representatives of Price Waterhouse are expected to be present at the annual meeting of stockholders on April 10, 1996, with the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

PROPOSAL 4--STOCKHOLDER PROPOSAL

  Mr. Kenneth H. Busch, Secretary-Treasurer/Business Manager for the Southwest Ohio District Council of Carpenters and Fund Chairman for the Southwest Ohio D.C. Pension Fund ("Fund"), advises that, on behalf of the Fund (owner of 5,000 shares of Company stock), he or another representative of the Fund intends to present for consideration and action at the annual meeting the following resolution:

Resolution Proposed by Stockholder

  BE IT RESOLVED: That the shareholders of Caterpillar Inc. ("Company") urge that the Board of Directors take the necessary steps, in compliance with Delaware state law, to declassify the Board of Directors for the purpose of director elections. The Board declassification shall be done in a manner that does not affect the unexpired terms of directors previously elected.

Supporting Statement of Proponent

  At last year's annual meeting of shareholders, this Proposal received 48.2% of the vote. Despite almost half the shareholders expressing a desire to reform the method of director elections, the current board has made no attempts to start a dialogue with us on this issue and continues the practice of denying shareholders the opportunity to annually vote for each director and to have the opportunity to replace the entire board if the situation merits such action.

  The election of corporate directors is the primary avenue in the American corporate governance system for shareholders to influence corporate affairs and exert accountability on management. We strongly believe that our Company's financial performance is closely linked to its corporate governance policies and procedures, and the level of management accountability they impose. Therefore, as shareholders concerned about the value of our investment, we are very disturbed by our Company's current system of electing only one-third of the board of directors each year. We believe this staggering of director terms prevents shareholders from annually registering their views on the performance of the board collectively and each director individually.

  Concerns that the annual election of all directors would leave our Company without experienced Board members in the event that all incumbents are voted out is unfounded. If the owners should choose to replace the entire board, it would be obvious that the incumbent directors' contributions were not valued. Additionally, concerns that the annual election of all directors would expose shareholders to takeover attempts at below full value is also unfounded. Our Company's poison pill is a virtually insurmountable takeover defense which forces potential acquirers to negotiate offers with the Board.

  Most alarming is that the staggered Board can help insulate directors and senior executives from the consequences of poor performance by denying shareholders the opportunity to replace an entire Board which, in the opinion of shareholders, is pursuing failed policies. At the time of submission of this Proposal (October 1995), Caterpillar has reported earnings significantly below estimates and its stock price has plunged approximately 20 points or 40% of its value. We believe that allowing shareholders to annually register their views on the performance of the Board collectively and each director individually is one of the best methods to insure that our Company will be managed in the best interests of the shareholders.

Statement in Opposition to Proposal

  Our classified Board structure makes it more difficult for someone to take over Caterpillar rapidly through a proxy contest. Someone with control over the voting process would have to wait two years to gain control of our Board. We instituted this structure in 1986 with strong shareholder support because we believe a rapid, hastily considered takeover of Caterpillar would not be in the best interests of our stockholders, employees, or the many communities impacted by Caterpillar's presence.

  Although a stockholders' rights plan is an effective deterrent to a coercive tender offer, without a classified Board structure, our company is vulnerable to a takeover through a proxy contest. Threatened proxy contests at other companies this past year demonstrate this danger.

  For the past two years, proposals presented at our annual meeting to eliminate the classified structure have received strong support. We believe this support, for the most part, has come from certain large institutional stockholders who have stated their opposition to the classified structure.

  Although we respect the right of those stockholders to vote any way they want on this issue, we believe an explanation of their possible motivation is necessary. Some large institutional stockholders are evaluated and compete for business with other institutions based on the short-term (often quarterly) return their portfolios provide to investors. For them, the best indicator of having achieved benefit for their clients may be an increase in a portfolio company's stock price. In a hostile takeover, an acquiror often offers a premium for the target company's stock, resulting in a large return to stockholders within a short time frame. Some institutional holders, not all, view mechanisms such as the classified structure that may inhibit a rapid takeover as potentially eliminating this opportunity for short term gain.

  There is nothing wrong with an institution doing what they believe is best for their clients. However, as a public company in the United States competing globally, we have obligations that transcend enhancing short-term stockholder returns.

  Our primary obligation is to enhance Caterpillar's business competitiveness for the long-term, and provide sustained, long-term return to our investors. We do that by taking measures such as investing $1.8 billion in renewed factories and radically restructuring company operations; measures that were a significant sacrifice when implemented but have contributed to record sales and profits the past two years, as well as a substantial increase in stockholder return. It is this long-term focus that has solidly positioned Caterpillar for the twenty-first century.

  We also have a long-term obligation to the thousands of Caterpillar employees in the U.S. and around the world that depend upon the excellent livelihood a job at Caterpillar provides. Their well-being, the well-being of their families, and the financial health of their communities often depend upon measures taken by Caterpillar to promote its long-term competitiveness. A short-term focus by Caterpillar could severely damage this balance.

  To plan for the long term, we need a stable Board; a Board that management believes will be able to implement long-term measures, if not see the fruits of their labors fully realized; a Board that is confident in its own stability at a time when takeover attempts are back in vogue. The classified Board structure is designed to enhance Board stability and protect the Board's ability to take that essential long-term perspective.

  We do not discourage shareholders from expressing their concerns to us. In fact, we encourage that dialogue. What we want to discourage as detrimental to Caterpillar is support for a short-term focus without considering what that focus could do to our company. If as a stockholder you have taken a negative position on our Board's classified structure simply because you always take that position on this issue, we ask you to rethink it. Rethink it as it relates to Caterpillar's position as a U.S. based company competing globally. Rethink it as it relates to recent Caterpillar performance and how our focus on the long term has promoted that performance. You owe it to yourself or any investors you may be representing.

  Your Board of Directors recommends a vote AGAINST this proposal.

FILINGS PURSUANT TO SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

  Based upon a review of Company records, one director, Mr. Joshua I. Smith, filed a Form 4 report late. The report relates to one transaction involving 100 shares occurring on February 1, 1995. A Form 4 was filed with respect to that transaction on July 14, 1995.

STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

  Under the rules of the Securities and Exchange Commission, stockholders wishing to submit proposals for inclusion in the Company's Proxy Statement for the annual meeting of stockholders to be held in 1997 must submit such proposals so as to be received by the Company's Secretary at 100 NE Adams Street, Peoria, Illinois 61629 on or before November 1, 1996.

STOCKHOLDER NOMINATIONS

  A stockholder may also nominate an individual for election as a director at the annual meeting but, pursuant to the Company's bylaws, written notice of such nomination must be received by the Secretary of the Company at 100 NE Adams Street, Peoria, Illinois 61629, not later than ninety days in advance of such meeting. A copy of the Company's bylaws specifying the requirements for stockholder nominations will be furnished to any stockholder without charge upon written request to the Secretary.

SOLICITATION

  The accompanying proxy is solicited by and on behalf of the Board of Directors. The cost of soliciting proxies will be borne by the Company. Such solicitation is being made by mail and may also be made by telephone or in person using the services of directors, officers and regular employees of the Company. In addition, the Company has engaged Georgeson & Co. for a fee of $20,000 plus out-of-pocket expenses to assist in the solicitation. Banks, brokerage firms and other custodians, nominees, and fiduciaries will be reimbursed by the Company for reasonable expenses incurred in sending proxy material to beneficial owners of Company Common Stock.

STOCKHOLDER LIST

  A listing of the Company's stockholders of record will be available for examination by stockholders during normal business hours at the Loews Ventana Canyon Hotel, 7000 North Resort Drive, Tucson, Arizona, at least ten days prior to the annual meeting.

REVOCABILITY OF PROXY

  A stockholder giving the enclosed proxy may revoke it at any time before it is exercised by filing with the Company a written notice of revocation or by a duly executed and presented proxy bearing a later date or by voting in person at the meeting.

  Dated: March 1, 1996

                                   EXHIBIT A

                               CATERPILLAR INC.
                1996 STOCK OPTION AND LONG-TERM INCENTIVE PLAN

Section 1. Purpose

  The Caterpillar Inc. 1996 Stock Option and Long-Term Incentive Plan ("Plan") is designed to attract and retain outstanding individuals as directors, officers and key employees of Caterpillar Inc. and its subsidiaries (collectively, the "Company"), and to furnish incentives to such individuals through awards based upon the performance of the Company and its stock. To this end, the Plan provides for grants of stock options, restricted stock, and performance awards, or combinations thereof, to non-employee directors, officers and other key employees of the Company, on the terms and subject to the conditions set forth in the Plan.

Section 2. Shares Subject to the Plan

  2.1 Shares Reserved for Issuance

  Seven million shares of Company common stock ("Shares") shall be available for issuance under the Plan either from authorized but unissued Shares or from Shares acquired by the Company, including Shares purchased in the open market. An additional four million Shares authorized but unissued under prior Company stock option plans shall be available for issuance under this Plan.

  2.2 Stock Splits/Stock Dividends

  In the event of a change in the outstanding Shares of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or similar event, the Compensation Committee ("Committee") of the Company's Board of Directors ("Board") shall take any action, which, in its discretion, it deems necessary to preserve benefits under the Plan, including adjustment to the aggregate number of Shares reserved for issuance under the Plan, the number and option price of Shares subject to outstanding options granted under the Plan and the number and price of Shares subject to other awards under the Plan.

  2.3 Reacquired Shares

  If Shares issued pursuant to the Plan are not acquired by participants because of lapse, expiration or termination of an award, such Shares shall again become available for issuance under the Plan to the extent permitted by applicable law. Shares tendered upon exercise of an option by a Plan participant may be added back and made available solely for grants to persons not subject to Section 16 of the Securities Exchange Act of 1934 ("Exchange Act").

Section 3. Administration

  The Committee shall have the authority to grant awards under the Plan to officers and other key employees of the Company. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee also shall have the authority and discretion to interpret the Plan, to establish and revise rules and regulations relating to the Plan, and to make any other determinations that it believes necessary or advisable for administration of the Plan.

  The Committee shall be composed solely of members of the Board that are outside directors, as that term is defined in Section 162(m) of the Internal Revenue Code. The Committee shall have no authority with respect to non-employee director awards under the Plan.

Section 4. Stock Options

  4.1 Company Employees

  (a) Eligibility

  The Committee shall determine Company officers and employees to whom options shall be granted, the timing of such grants, and the number of shares subject to the option; provided that the maximum number of Shares upon which options may be granted to any employee in any calendar year shall be 200,000.

  (b) Option Exercise Price

  The exercise price of each option shall not be less than 100% of the fair market value of Shares underlying the option at the time the option is granted. The fair market value for purposes of determining the exercise price shall be the mean between the high and low prices at which Shares are traded on the New York Stock Exchange the day the option is granted. In the event this method for determining fair market value is not practicable, fair market value shall be determined by such other reasonable method as the Committee shall select.

  (c) Option Exercise

  Options shall be exercisable in such installments and during such periods as may be fixed by the Committee at the time of grant. Options that are not incentive stock options as defined in Section 4.1(f) of the Plan shall not be exercisable after the expiration of ten years and one day from the date of grant.

  Payment of the exercise price shall be made upon exercise of all or a portion of any option. Such payment shall be in cash or by tendering Shares having a fair market value equal to 100% of the exercise price. The fair market value of Shares for this purpose shall be the mean between the high and low prices at which Shares are traded on the New York Stock Exchange on the date of exercise. Upon exercise of an option, any applicable taxes the Company is required to withhold shall be paid to the Company. Shares to be received upon exercise may be surrendered to satisfy withholding obligations.

  (d) Termination of Employment

  The Committee may require a period of continued employment before an option can be exercised. That period shall not be less than one year, except that the Committee may permit a shorter period in the event of termination of employment by retirement or death.

  Termination of employment with the Company shall terminate remaining rights under options then held; provided, however, that an option grant may provide that if employment terminates after completion of a specific period, the option may be exercised during a period of time after termination. That period may not exceed sixty months where termination of employment is caused by retirement or death or sixty days where termination results from any other cause. If death occurs after termination of employment but during the period of time specified, such period may be extended to not more than sixty-six months after retirement, or thirty-eight months after termination of employment for any other cause. In the event of termination within two years after a Change of Control as defined in Section 7.2 of the Plan, options shall be exercisable for a period of sixty months following the date of termination or for the maximum term of the option, whichever is shorter. Notwithstanding the foregoing, the Committee may change the post-termination period of exercisability of an option provided that change does not extend the original maximum term of the option.

  (e) Transferability of Options

  Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or the Employee Retirement Income Security Act. Options are exercisable during the holder's lifetime only by the holder, unless the holder becomes incapacitated or disabled, in which case the option may be exercised by the holder's authorized representative. A holder may file with the Company a written designation of beneficiaries with the authority to exercise options in the event of the holder's death.

  (f) Incentive Stock Options

  Incentive stock options, as defined in Section 422A of the Internal Revenue Code, may be granted under the Plan. The decision to grant incentive stock options to particular persons is within the Committee's discretion. Incentive stock options shall not be exercisable after expiration of ten years from the date of grant. The amount of incentive stock options vesting in a particular year cannot exceed $100,000 per option recipient, based on the fair market value of the options on the date of grant; provided that any portion of an option that cannot be exercised as an incentive stock option because of this limitation may be converted by the Committee to another form of option. The Board may amend the Plan to comply with Section 422A of the Internal Revenue Code or other applicable laws and to permit options previously granted to be converted to incentive stock options.

  4.2 Non-Employee Directors

  (a) Terms

  Options with a term of ten years and one day are granted to each non-employee director for 2,000 Shares, effective as of the close of each annual meeting of stockholders at which an individual is elected a director or following which such individual continues as a director. Options granted to non-employee directors shall become exercisable by one-third at the end of each of the three successive one-year periods since the date of grant. The exercise price of each option shall be 100% of the fair market value of Shares underlying the option on the date of grant. Plan provisions applicable to director option awards shall not be amended more than once every six months other than to comply with changes in the Internal Revenue Code, Employee Retirement Income Security Act, or rules thereunder.

  (b) Termination of Directorship

  An option awarded to a non-employee director may be exercised any time within 60 months of the date the director terminates such status. In the event of a director's death, the director's authorized representative may exercise the option within 60 months of the date of death, provided that if the director dies after cessation of director status, the option is exercisable within 66 months of such cessation. In no event shall an option awarded to a non-employee director be exercisable beyond the expiration date of that option.

Section 5. Restricted Stock

  5.1 Company Employees

  (a) Eligibility

  The Committee may determine whether restricted stock shall be awarded to Company officers and employees, the timing of award, and the conditions and restrictions imposed on the award.

  (b) Terms

  During the restriction period, the recipient shall have a beneficial interest in the restricted stock and all associated rights and privileges of a stockholder, including the right to vote and receive dividends, subject to any restrictions imposed by the Committee at the time of grant.

  The following restrictions will be imposed on Shares of restricted stock until expiration of the restriction period:

    (i) The recipient shall not be entitled to delivery of the Shares;

    (ii) None of the Shares issued as restricted stock may be transferred other than by will or by the laws of descent and distribution; and

     (iii) Shares issued as restricted stock shall be forfeited if the recipient terminates employment with the Company, except for termination due to retirement after a specified age, disability, death or other special circumstances approved by the Committee.

  Shares awarded as restricted stock will be issued subject to a restriction period set by the Committee of no less than two nor more than ten years. The Committee, except for restrictions specified in the preceding paragraphs, shall have the discretion to remove any or all of the restrictions on a restricted stock award whenever it determines such action appropriate. Upon expiration of the restriction period, the Shares will be made available to the recipient, subject to satisfaction of applicable tax withholding requirements.

  5.2 Non-Employee Directors

  On January 1 of each year, 200 Shares of restricted stock shall be granted to each non-employee director. The stock will be subject to a restriction period of three years from the date of grant. During the restriction period, the recipient shall have a beneficial interest in the restricted stock and all associated rights and privileges of a stockholder, including the right to vote and receive dividends.

  The following restrictions will be imposed on restricted stock until expiration of the restricted period:

        (a) The recipient shall not be entitled to delivery of the Shares;

        (b) None of the Shares issued as restricted stock may be transferred other than by will or by the laws of descent and distribution; and

        (c) Shares issued as restricted stock shall be forfeited if the recipient ceases to serve as a director of the Company, except for termination due to death, disability, or retirement under the Company's Directors' Retirement Plan.

  Upon expiration of the restriction period, the Shares will be made available to the recipient, subject to satisfaction of applicable tax withholding requirements. Plan provisions applicable to director restricted stock awards shall not be amended more than once every six months other than to comply with changes in the Internal Revenue Code, Employee Retirement Income Security Act, or rules thereunder.

Section 6. Performance Awards

  6.1 Eligibility and Terms

  The Committee may grant awards to officers and other key employees ("Performance Awards") based upon Company performance over a period of years ("Performance Period"). The Committee shall have sole discretion to determine persons eligible to participate, the Performance Period, Company performance factors applicable to the award ("Performance Measures"), and the method of Performance Award calculation.

  At the time the Committee establishes a Performance Period for a particular award, it shall also establish Performance Measures and targets to be attained relative to those measures ("Performance Targets"). Performance Measures may be based on any of the following factors, alone or in combination, as the Committee deems appropriate: (i) return on assets; (ii) return on equity; (iii) return on sales; (iv) total shareholder return; (v) cash flow; (vi) economic value added; and (vii) net earnings. Performance Targets may include a minimum, maximum and target level of performance with the size of Performance Awards based on the level attained. Once established, Performance Targets and Performance Measures shall not be changed during the Performance Period; provided, however, that the Committee may eliminate or decrease the amount of a Performance Award otherwise payable to a participant. Upon completion of a Performance Period, the Committee shall determine the Company's performance in relation to the Performance Targets for that period and certify in writing the extent to which Performance Targets were satisfied.

  6.2 Payment of Awards

  Performance Awards may be paid in cash, Shares of restricted stock (pursuant to terms applicable to restricted stock awarded to Company employees as described in the Plan) or a combination thereof, as determined by the Committee. Performance Awards shall be made not later than 90 days following the end of the relevant Performance Period. The fair market value of a Performance Award payment to any individual employee in any calendar year shall not exceed $2.5 million. The fair market value of Shares to be awarded shall be determined by the average of the high and low price of Shares on the New York Stock Exchange on the last business day of the Performance Period. Federal, state and local taxes will be withheld as appropriate.

  6.3 Termination

  To receive a Performance Award, the participant must be employed by the Company on the last day of the Performance Period. If a participant terminates employment during the Performance Period by reason of death, disability or retirement, a payout based on the time of employment during the Performance Period shall be distributed. Participants employed on the last day of the Performance Period, but not for the entire Performance Period, shall receive a payout prorated for that part of the Performance Period for which they were participants. If the participant is deceased at the time of Performance Award payment, the payment shall be made to the recipient's designated representative.

Section 7. Change of Control

  7.1 Effect on Grants and Awards

  Unless the Committee shall otherwise expressly provide in the agreement relating to a grant or award under the Plan, upon the occurrence of a Change of Control as defined below: (i) all options then outstanding under the Plan shall become fully exercisable as of the date of the Change of Control; (ii) all terms and conditions of restricted stock awards then outstanding shall be deemed satisfied as of the date of the Change of Control; and (iii) all Performance Awards for a Performance Period not completed at the time of the Change of Control shall be payable in an amount equal to the product of the maximum award opportunity for the Performance Award and a fraction, the numerator of which is the number of months that have elapsed since the beginning of the Performance Period through the later of (A) the date of the Change of Control or (B) the date the participant terminates employment, and the denominator of which is the total number of months in the Performance Period; provided, however, that if this Plan shall remain in force after a Change of Control, a Performance Period is completed during that time, and the participant's employment has not terminated, this provision (iii) shall not apply.

  7.2 Change of Control Defined

  For purposes of the Plan, a "Change of Control" shall be deemed to have occurred if:

        (a) Any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15 percent or more of the combined voting power of the Company's then outstanding common stock, unless the Board by resolution negates the effect of this provision in a particular circumstance, deeming that resolution to be in the best interests of Company stockholders;

        (b) During any period of two consecutive years, there shall cease to be a majority of the Board comprised of individuals who at the beginning of such period constituted the Board;

        (c) The shareholders of the Company approve a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) less than fifty percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

        (d) Company shareholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets.

Section 8. Amendment and Termination

  The Board may terminate the Plan at any time, except with respect to grants and awards then outstanding. The Board may amend the Plan without shareholder approval, unless such approval is necessary to comply with applicable laws, including provisions of the Exchange Act or Internal Revenue Code.

Section 9. Regulatory Compliance

  Notwithstanding any other provision of the Plan, the issuance or delivery of any Shares may be postponed for such period as may be required to comply with any applicable requirements of any national securities exchange or any requirements under any other law or regulation applicable to the issuance or delivery of such Shares. The Company shall not be obligated to issue or deliver any Shares if such issuance or delivery shall constitute a violation of any provision of any law or regulation of any governmental authority or national securities exchange.

Section 10. Effective Date

  The Plan shall be effective upon its approval by the Company's stockholders at the 1996 Annual Meeting of Stockholders.

                                   APPENDIX











                               CATERPILLAR INC.


                       GENERAL AND FINANCIAL INFORMATION


                                     1995

                               TABLE OF CONTENTS

                                                                            Page

Report of Management......................................................   A-3

Report of Independent Accountants.........................................   A-3

Consolidated Financial Statements and Notes...............................   A-4

Eleven-year Financial Summary.............................................  A-26

Management's Discussion and Analysis (MD&A)

        Results of Operations

                - 1995 Compared with 1994.................................  A-28

                - 1994 Compared with 1993.................................  A-32

        Liquidity & Capital Resources.....................................  A-33

        Employment........................................................  A-33

        Other Matters.....................................................  A-33

        Labor Update......................................................  A-36

        1996 Economic and Industry Outlook................................  A-36

        1996 Company Outlook..............................................  A-36

Supplemental Stockholder Information......................................  A-37

Directors and Officers....................................................  A-38

REPORT OF MANAGEMENT                                            Caterpillar Inc.

--------------------------------------------------------------------------------

The management of Caterpillar Inc. has prepared the accompanying consolidated financial statements for the years ended December 31, 1995, 1994, and 1993, and is responsible for their integrity and objectivity. The statements were prepared in conformity with generally accepted accounting principles and, reflecting management's best judgment, present fairly the company's results of operations, financial position, and cash flows.

  Management maintains a system of internal accounting controls which has been designed to provide reasonable assurance that: transactions are executed in accordance with proper authorization, transactions are properly recorded and summarized to produce reliable financial records and reports, assets are safeguarded, and the accountability for assets is maintained.

  The system of internal controls includes statements of policies and business practices, widely communicated to employees, which are designed to require them to maintain high ethical standards in their conduct of company affairs. The internal controls are augmented by careful selection and training of supervisory and other management personnel, by organizational arrangements that provide for appropriate delegation of authority and division of responsibility, and by an extensive program of internal audit with management follow-up.

  The financial statements have been audited by Price Waterhouse LLP, independent accountants, in accordance with generally accepted auditing standards. They have made similar annual audits since initial incorporation of the company. Their role is to render an objective, independent opinion on management's financial statements. Their report appears below.

  Through its Audit Committee, the board of directors reviews the company's financial and accounting policies, practices, and reports. The Audit Committee consists exclusively of five directors who are not salaried employees and who are, in the opinion of the board of directors, free from any relationship that would interfere with the exercise of independent judgment as a committee member. The Audit Committee meets several times each year with representatives of management, the internal auditing department, and the independent accountants to review the activities of each and satisfy itself that each is properly discharging its responsibilities. Both the independent accountants and the internal auditors have free access to the Audit Committee and meet with it periodically, with and without management representatives in attendance, to discuss, among other things, their opinions as to the adequacy of internal controls and to review the quality of financial reporting.

                         /s/ Donald V. Fites
                         Chairman of the Board


                         /s/ Douglas R. Oberhelman
                         Chief Financial Officer


                                January 18, 1996

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP  [LOGO]

TO THE STOCKHOLDERS OF CATERPILLAR INC.:

In our opinion, the accompanying consolidated financial statements, Statements 1 through 4, present fairly, in all material respects, the financial position of Caterpillar Inc. and subsidiaries at December 31, 1995, 1994, and 1993, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
Peoria, Illinois
January 18, 1996

STATEMENT 1

Consolidated Results of Operations for the Years Ended December 31
(Millions of dollars except per share data)
--------------------------------------------------------------------------------

                                                                     1995      1994      1993
                                                                    -------   -------   -------
Machinery and Engines:
   Sales (note 1B) ..............................................   $15,451   $13,863   $11,235
                                                                    -------   -------   -------
   Operating costs:
      Cost of goods sold ........................................    12,000    10,834     9,075
      Selling, general, and administrative expenses .............     1,483     1,348     1,262
      Research and development expenses (note 4) ................       375       311       319
                                                                    -------   -------   -------
                                                                     13,858    12,493    10,656
                                                                    -------   -------   -------
   Operating profit .............................................     1,593     1,370       579
   Interest expense .............................................       191       200       268
                                                                    -------   -------   -------
                                                                      1,402     1,170       311
   Net interest income on U.S. tax settlement (note 7) ..........        --        --       251
   Other income (expense) (note 6) ..............................        92        43        92
                                                                    -------   -------   -------
   Profit before taxes ..........................................     1,494     1,213       654
                                                                    -------   -------   -------
Financial Products:
   Revenues (note 1B) ...........................................       621       465       380
                                                                    -------   -------   -------
   Operating costs:
      Selling, general, and administrative expenses .............       240       191       161
      Interest expense ..........................................       293       210       172
                                                                    -------   -------   -------
                                                                        533       401       333
                                                                    -------   -------   -------
   Operating profit .............................................        88        64        47
   Other income (expense) (note 6) ..............................        33        (4)       21
                                                                    -------   -------   -------
   Profit before taxes ..........................................       121        60        68
                                                                    -------   -------   -------
Consolidated profit before taxes ................................     1,615     1,273       722
   Provision for income taxes (note 7) ..........................       501       354        42
                                                                    -------   -------   -------
   Profit of consolidated companies .............................     1,114       919       680
   Equity in profit of affiliated companies (notes 1A and 11) ...        22        36         1
                                                                    -------   -------   -------
   Profit before extraordinary loss .............................     1,136       955       681
   Extraordinary loss on early retirement of debt (note 14) .....        --        --       (29)
                                                                    -------   -------   -------
   Profit .......................................................   $ 1,136   $   955   $   652
                                                                    =======   =======   =======
Profit per share of common stock:
   Profit before extraordinary loss .............................   $  5.72   $  4.70   $  3.36
   Extraordinary loss on early retirement of debt ...............        --        --      (.15)
                                                                    -------   -------   -------
   Profit .......................................................   $  5.72   $  4.70   $  3.21
                                                                    =======   =======   =======
Dividends declared per share of common stock ....................   $  1.30   $   .63   $   .30


         See accompanying Notes to Consolidated Financial Statements.

STATEMENT 2                                                     Caterpillar Inc.
Changes in Consolidated Stockholders' Equity for the Years Ended December 31 (Dollars in millions)
--------------------------------------------------------------------------------

                                                        1995     1994     1993
                                                      -------- -------- --------
Common stock (note 18):
  Balance at beginning of year.....................    $  745   $  835   $  799
  Common shares issued, including treasury shares
    reissued:
      1995 - 713,131; 1994 - 1,144,631; 1993
        - 1,819,130................................        15       48       36
  Treasury shares purchased:
    1995 - 7,140,100; 1994 - 4,426,200.............      (427)    (240)       -
  Issuance of common stock to effect 2-for-1 stock
    split..........................................         -      102        -
                                                       ------   ------   ------
  Balance at year-end..............................       333      745      835
                                                       ------   ------   ------
Profit employed in the business:
  Balance at beginning of year.....................     1,961    1,234      643
  Profit...........................................     1,136      955      652
  Dividends declared...............................      (257)    (126)     (61)
  Issuance of common stock to effect 2-for-1 stock
    split..........................................         -     (102)       -
                                                       ------   ------   ------
  Balance at year-end..............................     2,840    1,961    1,234
                                                       ------   ------   ------
Minimum pension liability adjustment (note 5A).....         -        -      (40)
                                                       ------   ------   ------
Foreign currency translation adjustment (note 3):
  Balance at beginning of year.....................       205      170      133
  Aggregate adjustment for year....................        10       35       37
                                                       ------   ------   ------
  Balance at year-end..............................       215      205      170
                                                       ------   ------   ------
Stockholders' equity at year-end...................    $3,388   $2,911   $2,199
                                                       ======   ======   ======

         See accompanying Notes to Consolidated Financial Statements.



STATEMENT 3
Financial Position at December 31
(Dollars in millions)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                  Consolidated
                                                                                     (Caterpillar Inc. and subsidiaries)
                                                                                     ------------------------------------
                                                                                        1995         1994         1993
                                                                                     ------------------------------------
Assets
  Current assets:
     Cash and short-term investments.............................................    $   638      $   419         $    83
     Receivables - trade and other...............................................      2,531        2,971           2,637
     Receivables - finance (note 8)..............................................      1,754        1,319             988
     Deferred income taxes and prepaid expenses (note 7).........................        803          865             838
     Inventories (notes 1C and 9)................................................      1,921        1,835           1,525
                                                                                     ------------------------------------
  Total current assets...........................................................      7,647        7,409           6,071

  Land, buildings, machinery, and equipment - net (notes 1D and 10)..............      3,644        3,776           3,827
  Long-term receivables - trade and other........................................        126          125             132
  Long-term receivables - finance (note 8).......................................      3,066        2,669           2,152
  Investments in affiliated companies (notes 1A and 11)..........................        476          455             395
  Investments in Financial Products subsidiaries.................................          -            -               -
  Deferred income taxes (note 7).................................................      1,127        1,243           1,321
  Intangible assets (notes 1E and 5A)............................................        170          237             353
  Other assets (notes 5B and 20).................................................        574          336             556
                                                                                     ------------------------------------
Total assets.....................................................................    $16,830      $16,250         $14,807
                                                                                     ====================================

Liabilities
  Current liabilities:
    Short-term borrowings (note 13)..............................................    $ 1,174      $   740         $   822
    Accounts payable and accrued expenses........................................      2,579        2,624           2,055
    Accrued wages, salaries, and employee benefits...............................        875        1,047             957
    Dividends payable............................................................         68           50              15
    Deferred and current income taxes payable (note 7)...........................         91          144             111
    Long-term debt due within one year (note 14).................................      1,262          893             711
                                                                                     ------------------------------------
  Total current liabilities......................................................      6,049        5,498           4,671

  Long-term debt due after one year (note 14)....................................      3,964        4,270           3,895
  Liability for postemployment benefits (note 5).................................      3,393        3,548           4,018
  Deferred income taxes and other liabilities (note 7)...........................         36           23              24
                                                                                     ------------------------------------
Total liabilities................................................................     13,442       13,339          12,608
                                                                                     ------------------------------------
Contingencies (notes 17 and 21)
Stockholders' equity (Statement 2)
  Common stock of $1.00 par value (note 18):
    Authorized shares: 450,000,000
    Issued shares (1995, 1994, and 1993 - 203,723,656)
      at paid-in amount..........................................................        901          923             835
  Profit employed in the business................................................      2,840        1,961           1,234
  Minimum pension liability adjustment (note 5A).................................          -            -             (40)
  Foreign currency translation adjustment (note 3)...............................        215          205             170
  Treasury stock (1995 - 9,708,538 shares;
    and 1994 - 3,281,569 shares) at cost.........................................       (568)        (178)              -
                                                                                     ------------------------------------
Total stockholders' equity.......................................................      3,388        2,911           2,199
                                                                                     ------------------------------------
Total liabilities and stockholders' equity.......................................    $16,830      $16,250         $14,807
                                                                                     ====================================

         See accompanying Notes to Consolidated Financial Statements.

                                                                Caterpillar Inc.

                      Supplemental consolidating data
 -------------------------------------------------------------------------
      Machinery and Engines
 (Caterpillar Inc. with Financial
  Products on the equity basis)                 Financial Products
 -------------------------------------------------------------------------
   1995        1994         1993           1995         1994         1993
 -------------------------------------------------------------------------

 $   580     $   395      $    62         $    58     $    24      $    21
   2,910       2,919        2,612             132          96           63
      --          --           --           1,754       1,319          988
     834         888          869              13           3            2
   1,921       1,835        1,525              --          --           --
 -------------------------------------------------------------------------
   6,245       6,037        5,068           1,957       1,442        1,074

   3,199       3,343        3,456             445         433          371
     126         125          132              --          --           --
      --          --           --           3,066       2,669        2,152
     476         455          395              --          --           --
     658         548          457              --          --           --
   1,171       1,254        1,334              --          --           --
     170         237          353              --          --           --
     330         143          398             244         193          158
--------------------------------------------------------------------------
 $12,375     $12,142      $11,593         $ 5,712     $ 4,737      $ 3,755
==========================================================================


 $    14     $    17      $   139         $ 1,160     $   723      $   683
   2,358       2,416        1,925             776         278          201
     873       1,045          955               2           2            2
      68          50           15              --          --           --
      40         112           71              51          32           40
     156          86          218           1,106         807          493
--------------------------------------------------------------------------
   3,509       3,726        3,323           3,095       1,842        1,419

   2,049       1,934        2,030           1,915       2,336        1,865
   3,393       3,548        4,018              --          --           --
      36          23           23              44          11           14
--------------------------------------------------------------------------
   8,987       9,231        9,394           5,054       4,189        3,298
--------------------------------------------------------------------------





     901         923          835             333         303          258
   2,840       1,961        1,234             320         245          206
      --          --          (40)             --          --           --
     215         205          170               5          --           (7)

    (568)       (178)          --              --          --           --
--------------------------------------------------------------------------
   3,388       2,911        2,199             658         548          457
--------------------------------------------------------------------------
 $12,375     $12,142      $11,593         $ 5,712     $ 4,737      $ 3,755
==========================================================================

The supplemental consolidating data is presented for the purpose of additional analysis and to provide required supplemental disclosure of information about the Financial Products subsidiaries. See note 1A on page A-10 for a definition of the groupings in these statements.

STATEMENT 4

STATEMENT OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31
(Millions of dollars)
-------------------------------------------------------------------------------

                                                                                          Consolidated
                                                                               (Caterpillar Inc. and subsidiaries)
                                                                               -----------------------------------
                                                                                1995          1994          1993
                                                                               -----------------------------------
Cash flows from operating activities:
   Profit .................................................................    $ 1,136       $   955       $   652
   Adjustments for noncash items:
      Depreciation and amortization .......................................        682           683           668
      Profit of Financial Products ........................................         --            --            --
      Other ...............................................................        324           166          (153)

   Changes in assets and liabilities:
      Receivables -- trade and other ......................................        461          (308)         (524)
      Inventories .........................................................        (77)         (315)          154
      Accounts payable and accrued expenses ...............................        (43)          519           315
      Other -- net ........................................................       (293)           57           293
                                                                               -----------------------------------
Net cash provided by operating activities .................................      2,190         1,757         1,405
                                                                               -----------------------------------
Cash flows from investing activities:
   Capital expenditures -- excluding equipment leased to others ...........       (464)         (501)         (417)
   Expenditures for equipment leased to others ............................       (215)         (193)         (215)
   Proceeds from disposals of land, buildings, machinery, and equipment ...        119            88            90
   Additions to finance receivables .......................................     (4,869)       (2,934)       (2,024)
   Collections of finance receivables .....................................      2,787         1,850         1,389
   Proceeds from sale of finance receivables ..............................      1,262           241            --
   Net short-term loans to Financial Products .............................         --            --            --
   Other -- net ...........................................................       (369)          (63)          (41)
                                                                               -----------------------------------
Net cash used for investing activities ....................................     (1,749)       (1,512)       (1,218)
                                                                               -----------------------------------
Cash flows from financing activities:
   Dividends paid .........................................................       (239)          (91)          (61)
   Common stock issued, including treasury shares reissued ................         11            12            36
   Treasury shares purchased ..............................................       (427)         (240)           --
   Net short-term loans from Machinery and Engines ........................         --            --            --
   Proceeds from long-term debt issued ....................................      1,414         1,083         1,218
   Payments on long-term debt .............................................       (997)         (746)         (936)
   Short-term borrowings -- net ...........................................         30            74          (451)
                                                                               -----------------------------------
Net cash provided by financing activities .................................       (208)           92          (194)
                                                                               -----------------------------------
Effect of exchange rate changes on cash ...................................        (14)           (1)          (29)
                                                                               -----------------------------------
Increase (decrease) in cash and short-term investments ....................        219           336           (36)
Cash and short-term investments at the beginning of the period ............        419            83           119
                                                                               -----------------------------------
Cash and short-term investments at the end of the period ..................    $   638       $   419       $    83
                                                                               ===================================

All short-term investments, which consist primarily of highly liquid investments with original maturities of three months or less, are considered to be cash equivalents.


         See accompanying Notes to Consolidated Financial Statements.

                                                              Caterpillar Inc.

--------------------------------------------------------------------------------

                             Supplemental consolidating data
         -----------------------------------------------------------------------
                Machinery and Engines
          (Caterpillar Inc. with Financial
            Products on the equity basis)              Financial Products
         -----------------------------------------------------------------------
            1995       1994       1993            1995       1994       1993
         -----------------------------------------------------------------------
          $ 1,136     $  955     $  652          $    75    $    39    $    43

              580        588        598              102         95         70
              (75)       (39)       (43)               -          -          -
              233        126       (201)              91         40         48

              505       (281)      (488)             (36)       (33)        (7)
              (77)      (315)       154                -          -          -
              (28)       471        322               (5)        47        (28)
             (328)        73        279               17         (9)         5
         -----------------------------------------------------------------------
            1,946      1,578      1,273              244        179        131
         -----------------------------------------------------------------------
             (460)      (498)      (415)              (4)        (3)        (2)
               (9)        (9)       (12)            (206)      (184)      (203)
               35         15         57               84         73         33
                -          -          -           (4,869)    (2,934)    (2,024)
                -          -          -            2,787      1,850      1,389
                -          -          -            1,262        241          -
             (475)         -          -                -          -          -
             (359)       (81)       (85)             (40)       (27)        15
         -----------------------------------------------------------------------
           (1,268)      (573)      (455)            (986)      (984)      (792)
         -----------------------------------------------------------------------
             (239)       (91)       (61)               -          -          -
               11         12         36               30         45         30
             (427)      (240)         -                -          -          -
                -          -          -              475          -          -
              270          -        201            1,144      1,083      1,017
              (91)      (240)      (419)            (906)      (506)      (517)
               (3)      (112)      (620)              33        186        169
         -----------------------------------------------------------------------
             (479)      (671)      (863)             776        808        699
         -----------------------------------------------------------------------
              (14)        (1)         3                -          -        (32)
         -----------------------------------------------------------------------
              185        333        (42)              34          3          6
              395         62        104               24         21         15
         -----------------------------------------------------------------------
          $   580     $  395     $   62          $    58    $    24    $    21
         =======================================================================


The supplemental consolidating data is presented for the purpose of additional analysis and to provide required supplemental disclosure of information about the Financial Products subsidiaries. See note 1A on page A-10 for a definition of the groupings in these statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in millions except per share data)
________________________________________________________________________________

1. Summary of significant accounting policies

A. Basis of consolidation

The accompanying financial statements include the accounts of Caterpillar Inc. and all its subsidiaries.

   Affiliated companies (50% interest or less) are accounted for by the equity method. Accordingly, the company's share of the affiliates' profit or loss is included in Statement 1 as "Equity in profit of affiliated companies" and the company's investments in these affiliates, including its share of their retained profits, are included in Statement 3 as "Investments in affiliated companies." Financial information of the affiliated companies is included in note 11.

  Information in the accompanying financial statements and supplemental consolidating data, where applicable, has been grouped as follows:

   Consolidated - represents the consolidated data of Caterpillar Inc. and subsidiaries, in accordance with Statement of Financial Accounting Standards
(SFAS) 94.

   Machinery and Engines - company operations excluding the Financial Products subsidiaries; consists primarily of the company's manufacturing, marketing, and parts distribution operations.

   Financial Products - the company's finance and insurance subsidiaries, primarily Caterpillar Financial Services Corporation and Caterpillar Insurance Services Corporation.

   Certain amounts for prior years have been reclassified to conform with the current year financial statement presentation.

B. Sales and revenue recognition

Sales of machines and engines are generally unconditional sales that are recorded when product is shipped and invoiced to independently owned and operated dealers or customers.

   Revenues primarily represent finance and rental revenues of Caterpillar Financial Services Corporation, a wholly owned subsidiary of Caterpillar Inc. Finance revenues are recognized over the term of the contract at a constant rate of return on the scheduled uncollected principal balance, and rental revenues are recognized in the period earned. Recognition of income is suspended when collection of future income is not probable. Income recognition is resumed if the receivable becomes contractually current and collection doubts are removed; previously suspended income is recognized at that time.

C. Inventories

The cost of inventories is determined principally by the LIFO (last-in, first-out) method of inventory valuation. This method was first adopted for the major portion of inventories in 1950. The value of inventories on the LIFO basis represented approximately 90% of total inventories at current cost value on December 31, 1995, 1994, and 1993.

   If the FIFO (first-in, first-out) method had been in use, inventories would have been $2,103, $2,035, and $1,818 higher than reported at December 31, 1995, 1994, and 1993, respectively.

D. Depreciation

Depreciation is computed principally using accelerated methods. These methods result in a larger allocation of the cost of buildings, machinery, and equipment to operations in the early years of the lives of assets than does the straight-line method, which allocates costs evenly over the lives of assets.

   When an asset becomes fully depreciated, its cost is eliminated from both the asset and the accumulated depreciation accounts.

E. Amortization

The cost of purchased intangibles is amortized using the straight-line method. Amortization periods are based on estimated remaining useful lives which, at December 31, 1995, averaged 23 years. Accumulated amortization was $185, $182, and $178, at December 31, 1995, 1994, and 1993, respectively.

   When a purchased intangible becomes fully amortized, its cost is eliminated from the reported accumulated amortization.

F. Derivative financial instruments

Derivative financial instruments are principally used by the company in the management of its interest rate, foreign currency and commodity exposures. Except as described in Note 3, derivative instruments are not reflected in the financial statements at fair market value. Amounts payable or receivable under interest rate swap agreements are recognized as adjustments to interest expense in the periods in which they accrue. Gains and losses on foreign currency instruments that hedge anticipated cash flows during the next 12 months are also recognized in the results of operations as they accrue. Gains and losses related to effective hedges of identified firm foreign currency commitments are deferred and recognized in the results of operations in the same period as the hedged transaction. Net premiums paid for derivative financial instruments are deferred and recognized ratably over the life of the instrument.

G. Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, sales, expenses, and disclosure of contingent liabilities. Actual results could differ from these estimates.

   Warranty accruals, and actuarially determined product liability loss reserves and postemployment benefits require the use of significant estimates. The company believes the techniques and assumptions used in establishing these liabilities are appropriate.

   Significant estimates are also used in the determination of environmental liabilities, income taxes, and plant closing and consolidation costs, which are discussed in the respective notes to the financial statements.

2. Accounting changes

A. Change in method

In the first quarter of 1994, the company changed its method of computing LIFO inventories from a single pool approach to a multiple pool approach for substantially all of its inventories. The company believes that the multiple pool method results in a better matching of revenues and expenses. The cumulative effect of the change on prior years was not determinable. This change did not have a material effect on 1994 results of operations or financial position.

                                                                Caterpillar Inc.

________________________________________________________________________________
B. Impact of accounting standards issued in 1995

In March 1995, the Financial Accounting Standards Board issued SFAS 121, "Accounting for the Impairment of Long-Lived Assets." The new statement establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill. This standard is effective for fiscal years beginning after December 15, 1995, and will therefore be adopted in 1996. It will not have a material impact on the company's financial position or results of operations.

   In October 1995, SFAS 123, "Accounting for Stock-Based Compensation" was issued, which is effective for fiscal years beginning after December 15, 1995. The new standard encourages companies to adopt a fair value based method of accounting for employee stock options, but allows companies to continue to account for those plans using the accounting prescribed by APB Opinion 25, "Accounting for Stock Issued to Employees." The company will adopt the disclosure requirements of the standard in 1996 and plans to continue accounting for stock compensation using APB 25, making pro forma disclosures of net income and earnings per share as if the fair value based method had been applied.

3. Foreign exchange

The U.S. dollar is the functional currency for most of Caterpillar's consolidated companies. The functional currency for equity-basis companies is the local currency of the country in which the company is located. Net foreign exchange gains or losses for companies with the U.S. dollar as their functional currency are included in "Other income (expense)" in Statement 1. For all other companies, the exchange effects from translating all assets and liabilities at current exchange rates are reported as "Foreign currency translation adjustment" in Statements 2 and 3.

   Profit of consolidated companies for 1995 and 1993 included net pretax foreign exchange losses of $20 and $25, respectively. There were no net pretax foreign exchange gains or losses included in profit of consolidated companies for 1994. The aftertax net gains (losses) for 1995, 1994, and 1993 were $(11), $1, and $(19), respectively. Certain gains or losses may impact either taxes or pretax income, when stated in U.S. dollars, without impacting the other and; accordingly, the relationship between the pretax and aftertax effects may be disproportionate.

   The company's operations are subject to foreign exchange risk through future foreign currency cash flows as movement in currency exchange rates impact: (1) the U.S. dollar value of sales made in foreign currencies, and (2) the U.S. dollar value of costs incurred in foreign currencies. The company enters into forward exchange contracts and certain foreign currency option contracts to manage these foreign currency cash flows. Other than premiums associated with foreign currency option contracts, gains or losses on this hedging activity are realized in the form of cash receipts or payments at the maturity of the contracts.

   Realized and unrealized gains or losses on all financial instruments which are designated as, and are effective as, hedges of firmly committed future foreign currency transactions are deferred and are recognized in the results of operations when the operating revenues and/or expenses are recognized. The cash flows from these transactions are classified consistent with the cash flows for the transaction or event being hedged. Similar accounting treatment is applied to gains and losses on purchased foreign currency option hedges of probable net anticipated foreign currency transactions. In those situations where these financial instruments are either terminated or mature prior to the transaction or event being hedged, the gains or losses continue to be deferred and are recognized in the results of operations when the transaction or event being hedged is recognized. Conversely, deferred gains and losses are recognized in the results of operations immediately when the hedged firmly committed or anticipated transaction is no longer anticipated to occur. At December 31, 1995, the company had approximately $95 in forward exchange and foreign currency option contracts to sell foreign currency to hedge firmly committed revenue
(sale) transactions. Realized losses totaling less than $1, associated with hedges of future firmly committed revenue transactions that had matured or been canceled prior to December 31, 1995, will be recognized when the underlying hedged transactions occur. This amount is reflected as an asset ("Receivables - trade and other") in Statement 3.

   Gains or losses on financial instruments, other than certain purchased foreign currency options, used as hedges of anticipated but not firmly committed foreign currency cash flow exposures are reported in the results of operations as exchange rates change and included with amounts reported in "Other income (expense)" on Statement 1. At December 31, 1995, the company had approximately $219 in forward exchange and foreign currency option contracts to buy or sell foreign currency to hedge anticipated, but not firmly committed, net foreign currency cash flow exposures for the next 12 months.

   The company also had $86 of written foreign currency options open at December 31, 1995. These written options were originally entered into as a part of a combination option strategy. The related purchased options were either sold or terminated prior to the maturity date and were replaced with forward contracts. The maturity dates of the outstanding written options are within the first quarter of 1996. The company has applied mark-to-market accounting treatment to these written options.

   Net unrealized losses on the $305 of outstanding contracts and written options total less than $1 and have been recognized in "Other income (expense)" on Statement 1. This amount is reflected as a reduction of assets
("Receivables - trade and other") in Statement 3.

   The fair market value of all outstanding forward exchange and foreign currency option contracts based on quoted market prices of comparable instruments was a loss of $1. The value of the contracts upon ultimate settlement is dependent upon actual currency exchange rates at the various maturity dates which range through mid-1996.

   At December 31, 1994, and 1993, the company had approximately $1,003, and $1,345, respectively, in forward exchange and foreign currency option contracts to buy or sell foreign currency. At December 31, 1994, and 1993, the carrying value of such contracts was a loss of $4 and $2, respectively, and the fair value, based on quoted market prices of comparable instruments, was a loss of $97, and $16, respectively.

   For 1993 and the first half of 1994, net foreign exchange gains arising from operations in Brazil's highly inflationary economy were removed from "Other income (expense)" in Statement 1

NOTES continued
(Dollars in millions except per share data)
________________________________________________________________________________

and included on the operating statement lines where the related inflationary effects were reported. Consequently, exchange gains and losses on local currency denominated debt and cash deposits, where the interest rates reflect the rate of inflation, were offset against interest expense and interest income, respectively. Similarly, exchange gains on local currency liabilities subject to monetary correction were offset against the related expense. Additionally, in the first half of 1994, noninterest bearing trade receivables in Brazil were discounted to present value with the implicit interest income reported as a component of interest income. Exchange losses on these receivables were offset against interest income. These reclassifications were no longer applicable in 1995 or the second half of 1994 as inflation in Brazil dropped dramatically following the implementation of a new economic reform package. Exchange gains and losses were reclassified as follows:

                                                  1994    1993
                                                  ----    ----
Interest expense...............................   $ 10    $ 72
Cost of goods sold.............................     29      33
Provision for income taxes.....................     10      11
Interest Income................................    (53)     --
                                                  ----    ----
                                                  $ (4)   $116
                                                  ====    ====

4. Research and engineering expenses

Research and engineering expenses are charged against operations as incurred. The portions of these expenses related to new product development and major improvements to existing products are classified as "Research and development expenses" in Statement 1. The remaining portions, attributable to engineering expenses incurred during the early production phase, as well as ongoing efforts to improve existing products, are included in "Cost of goods sold" in Statement 1.

5. Postemployment benefit plans

A. Pension plans

The company has pension plans covering substantially all employees. These defined benefit plans provide a benefit based on years of service and/or the employee's average earnings near retirement. Pension expense for 1995, 1994, and 1993 was $50, $81, and $95, respectively. The company's funding policy for these plans is to contribute amounts which comply with applicable laws and regulations and are tax deductible.

   Cost components of consolidated pension expense were as follows:

                                       1995            1994            1993
                                     ---------       ---------       ---------
Service cost - benefits earned
 during the period....................... $95            $108            $103
Interest cost on projected
 benefit obligation...................... 409             393             387
Return on plan assets:/(1)/
 Actual........................ $(1,167)          $(124)          $(674)
 Deferred......................     685            (335)            248
                                -------           -----           -----
  Recognized............................ (482)           (459)           (426)
Amortization of:
 Net asset existing at
  adoption of SFAS 87...................  (23)            (22)            (22)
 Prior service cost/(2)/................   63              60              51
 Net actuarial (gain) loss..............  (12)              1               2
                                          ---             ---             ---
Pension expense.........................  $50             $81             $95
                                          ===             ===             ===

/(1)/ Although the actual return on plan assets is shown, the expected long-term rate of return on plan assets of 9.4%, 9.4%, and 9.9% was used in determining consolidated pension expense for 1995, 1994, and 1993, respectively. The difference between the actual return and the recognized return on plan assets is shown as deferred return on plan assets.

/(2)/ Prior service costs are amortized using a straight-line method over the average remaining service period of employees expected to receive benefits from the plan amendment.

   A reconciliation of the funded status of both U.S. and non-U.S. pension plans at their plan year-end (November 30 for U.S. plans and September 30 for non-U.S. plans) with the amount recognized in Statement 3 is presented in Table I on page A-13.

   For certain pension plans with accumulated benefits in excess of plan assets, an additional long-term liability was recorded as required by SFAS 87. This amount is included in Table I as "Adjustment required to recognize minimum liability." A related intangible asset of $130, $209, and $323 was recorded at December 31, 1995, 1994, and 1993, respectively. As the intangible asset may not exceed unrecognized prior service cost, at December 31, 1993, this adjustment resulted in a reduction to stockholders' equity of $40 (after deferred taxes of $24).

   Plan assets consist principally of common stocks, corporate bonds, and U.S. government obligations. The actuarial present value of benefits was determined using a weighted average discount rate of 7.4%, 8.3%, and 7.3% for 1995, 1994, and 1993, respectively. The projected benefit, for those plans with benefit payments based upon earnings near retirement, includes an expected annual rate of increase in future compensation of 4.1%, 4.6%, and 4.1% for 1995, 1994, and 1993, respectively.

   A point-in-time comparison of the projected benefit obligation to the market value of assets is only one indicator of the pension plans' ability to pay benefits when due. The benefit information is based on estimated conditions over many future years, while the asset information relates to market values prevailing at a specific moment. The plans' long-range ability to pay benefits also depends on the future financial health of the company.

B. Other postretirement benefit plans

The company has defined benefit retirement health care and life insurance plans for substantially all U.S. employees. Most of the plans are non-contributory although some plans require retiree contributions.

   Cost components of postretirement benefit expense were as follows:

                                  1995         1994         1993
                                ---------    ---------    ---------
Service cost - benefits earned
 during the period.................. $73          $83          $79
Interest cost on accumulated
 benefit obligation................. 232          223          227
Return on plan assets:/(1)/
 Actual...................... $(58)        $  3          $ -
 Deferred....................   34          (26)           -
                              ----         ----         ----
  Recognized.......................  (24)         (23)           -
Amortization of:
 Prior service cost/(2)/........... (190)        (190)        (189)
 Net actuarial (gain) loss.........   (3)           2            1
                                     ---          ---         ----
Postretirement benefit expense.....  $88          $95         $118
                                     ===          ===         ====

                                                                Caterpillar Inc.

--------------------------------------------------------------------------------

                                    TABLE I

------------------------------------------------------------------------------------------------------------------------------------

                                                                     1995                    1994                    1993
                                                            ----------------------- ----------------------- -----------------------
                                                              Assets    Accumulated   Assets    Accumulated   Assets    Accumulated
                                                              Exceed     Benefits     Exceed     Benefits     Exceed      Benefits
                                                            Accumulated   Exceed    Accumulated   Exceed    Accumulated    Exceed
                                                             Benefits     Assets     Benefits     Assets     Benefits      Assets
                                                            ----------- ----------- ----------- ----------- ----------- -----------
Actuarial present value of:
 Vested benefit obligation.................................  $(2,844)    $(2,124)    $(2,379)     $(1,823)   $(2,453)     $(2,047)
 Nonvested benefit obligation..............................     (142)       (383)       (146)        (402)      (190)        (476)
                                                             -------     -------     -------      -------    -------      -------
 Accumulated benefit obligation............................  $(2,986)    $(2,507)    $(2,525)     $(2,225)   $(2,643)     $(2,523)
                                                             =======     =======     =======      =======    =======      =======

 Actuarial present value of projected benefit obligation...  $(3,310)    $(2,533)    $(2,829)     $(2,248)   $(2,928)     $(2,587)
 Plan assets at market value...............................    3,917       2,282       3,310        1,810      3,257        1,922
                                                             -------     -------     -------      -------    -------       -------
 Funded status at plan year-end............................      607        (251)        481         (438)       329         (665)
 Unrecognized net asset existing at adoption of SFAS 87....      (93)         (5)       (114)          (9)      (160)          13
 Unrecognized prior service cost...........................      155         233         158          279        115          351
 Unrecognized net actuarial (gain) loss....................     (418)        (74)       (342)         (45)      (124)          63
 Adjustment required to recognize minimum liability........        -        (130)          -         (209)         -         (387)
                                                             -------     -------     -------      -------    -------       -------
 Prepaid pension cost (pension liability) at December 31...  $   251     $  (227)    $   183      $  (422)   $   160       $ (625)
                                                             =======     =======     =======      =======    =======       =======
------------------------------------------------------------------------------------------------------------------------------------

/(1)/ Although the actual return on plan assets is shown, the expected long-term rate of return on plan assets of 9.5% was used in determining consolidated postretirement benefit expense for both 1995 and 1994. The difference between the actual return and the recognized return on plan assets is shown as deferred return on plan assets.

/(2)/ Prior service costs are amortized using a straight-line method over the average remaining service period of employees impacted by the plan amendment.

   The company makes contributions to Voluntary Employees' Beneficiary Association (VEBA) trusts for payment of certain employee benefits for substantially all active and retired U.S. employees. Postretirement benefits funded through VEBA contributions include life insurance for hourly and salaried employees and medical expenses for employees not enrolled in health maintenance organizations. The company currently funds plan obligations on a pay-as-you-go basis. Balances in the VEBA trusts have accumulated over time primarily from earnings on assets previously contributed to the trusts. Assets in the trusts consist principally of mutual funds, common stocks, corporate bonds, and government obligations. Earnings from trust assets of $34 were included in Statement 1 as a component of "Other income (expense)" (note 6) for 1993. As of December 31, 1993, the carrying value of trust assets was $220, and was a component of "Other assets" in Statement 3.

   Effective January 1, 1994, VEBA trust assets for retiree benefits were legally segregated from those for active employees. As such, these assets are recorded as a reduction to the liability for postretirement benefits rather than as a component of "Other assets." Beginning in 1994, return on plan assets was a component of postretirement benefit expense rather than a component of "Other income (expense)."

   The components of the liability for postretirement benefits (other than pensions) as of December 31, were as follows:

                                                  1995     1994     1993
                                                -------  -------  -------
Accumulated postretirement benefit obligation:
 Retirees...................................... $(2,149) $(1,910) $(1,965)
 Fully eligible active plan participants.......    (225)    (242)    (323)
 Other active plan participants................    (657)    (604)    (722)
                                                -------  -------  -------
                                                 (3,031)  (2,756)  (3,010)
Plan assets at market value....................     297      239        -
Unrecognized prior service cost................    (479)    (669)    (861)
Unrecognized net actuarial (gain) loss.........    (182)    (265)     132
                                                -------  -------  -------
Liability for postretirement benefits
 (other than pensions)......................... $(3,395) $(3,451) $(3,739)
                                                =======  =======  =======

   The assumed health care cost trend rate used to measure the accumulated postretirement benefit obligation at December 31, 1995, was 8.7% for 1996, declining gradually to 5.0% in 2001. Postretirement benefit expense for 1995 and the accumulated postretirement benefit obligation at December 31, 1994, were determined using a health care cost trend rate of 9.4% for 1995, declining gradually to 5.0% in 2001. Postretirement benefit expense for 1994 and the accumulated postretirement benefit obligation at December 31, 1993, were determined using a health care cost trend rate of 10.2% for 1994, declining gradually to 4.5% in 2001. Postretirement benefit expense for 1993 was determined using a health care cost trend rate of 11.5% for 1993, declining gradually to 5.0% in 2001. Increasing the assumed health care trend rate by 1% each year would increase the accumulated postretirement benefit obligation as of December 31, 1995, 1994, and 1993 approximately $226, $202, and $234, respectively, and the aggregate of the service and interest cost components of 1995, 1994, and 1993 postretirement benefit expense by approximately $25, $24, and $25, respectively. The accumulated postretirement benefit obligation was determined using a weighted average discount rate of 7.5%, 8.5%, and 7.4% for 1995, 1994, and 1993, respectively.

NOTES continued
(Dollars in millions except per share data)
________________________________________________________________________________

C. Other postemployment benefit plans

The company offers various other postemployment benefits to substantially all U.S. employees. These benefits are provided to former or inactive employees after employment but before retirement. Inactive employees are those who are not currently rendering service but have not been terminated, excluding those who have not been terminated but have been laid off for greater than one year. Postemployment benefits include disability benefits, supplemental unemployment benefits, workers' compensation benefits, and continuation of health care benefits and life insurance coverage.

D. Summary of long-term liability

The components of the long-term liability for postemployment benefits at December 31 were as follows:
                                                         1995    1994    1993
                                                        ------  ------  ------
Pensions..............................................  $  130  $  209  $  387
Postretirement benefits other than pensions...........   3,199   3,275   3,566
Other postemployment benefits.........................      64      64      65
                                                        ------  ------  ------
                                                        $3,393  $3,548  $4,018
                                                        ======  ======  ======
6. Other income (expense)

The components of other income (expense) were as follows for the years ended December 31:
                                                1995    1994    1993
                                                ----    ----    ----
Foreign exchange gains (losses)...............  $(20)   $       $(25)
Investment and interest income................    90      48      97
License fees..................................    28      23      28
Miscellaneous income (expense)................    27     (32)     13
                                                ----    ----    ----
                                                $125    $ 39    $113
                                                ====    ====    ====
7. Income taxes

The provision for income taxes for the years ended December 31 was:

                                                1995    1994    1993
                                                ----    ----    ----
Machinery and Engines.........................  $456    $333    $ 19
Financial Products............................    45      21      23
                                                ----    ----    ----
Provision for income taxes....................  $501    $354    $ 42
                                                ====    ====    ====

The components of the provision (credit) for income taxes were as follows for the years ended December 31:

                                                1995    1994    1993
                                                ----    ----    ----
Current tax provision:
 U.S. federal taxes...........................  $244    $164    $ 63
 Foreign taxes................................    92      73      25
 U.S. state taxes.............................    17      25      10
                                                ----    ----    ----
                                                 353     262      98
                                                ----    ----    ----
Deferred tax provision (credit):
 U.S. federal taxes...........................   147      87     (51)
 Foreign taxes................................    (6)     (8)     (2)
 U.S. state taxes.............................     7      13      (3)
                                                ----    ----    ----
                                                 148      92     (56)
                                                ----    ----    ----
Total provision for income taxes..............  $501    $354    $ 42
                                                ====    ====    ====

   Current tax provision is the amount of income taxes reported or expected to be reported on the company's tax returns.

   Income taxes paid in 1995, 1994, and 1993 totaled $327, $199, and $10, respectively.

   During 1993, the company reached a settlement with the U.S. Internal Revenue Service (IRS) covering tax years 1979 through 1987. As a result of this settlement, credits of $134 and $10 were recorded to U.S. federal and U.S. state taxes, respectively. Net interest income associated with the settlement was $251 upon which U.S. federal taxes of $88 and U.S. state taxes of $7 were provided.

   In August 1993, the U.S. federal income tax rate for corporations was increased from 34% to 35% effective January 1, 1993. As a result of the rate increase, net U.S. deferred tax assets were increased $36, and a credit of the same amount was recorded to the 1993 provision for income taxes.

   Differences between accounting rules and tax laws cause differences between the bases of certain assets and liabilities for financial reporting purposes and tax purposes. The tax effects of these differences, to the extent they are temporary, are recorded as deferred tax assets and liabilities under SFAS 109, and consisted of the following components at December 31:

                                                 1995     1994     1993
                                                 ----     ----     ----
U.S. federal, U.S. state, and foreign taxes:
 Deferred tax assets:
  Postemployment benefits other
    than pensions.............................  $1,309   $1,331   $1,345
  Inventory valuation method..................      65       62       66
  Unrealized profit excluded
    from inventories..........................     170      156      193
  Plant closing and
    consolidation costs.......................      53       55       58
  Net operating loss carryforwards............     150      166      253
  Warranty reserves...........................     105      108       67
  Accrued vacation............................      30       29       29
  Qualified deficits..........................       -       33       54
  Foreign tax credit carryforwards............       -        -       62
  Minimum tax credit carryforwards............       -        -       18
  Sales discounts.............................      18       12       17
  Other.......................................      23      143      109
                                                ------   ------   ------
                                                 1,923    2,095    2,271
 Deferred tax liabilities:
  Capital assets..............................     (83)     (84)     (77)
  Pension.....................................     (91)     (36)     (22)
                                                ------   ------   ------
                                                  (174)    (120)     (99)
                                                ------   ------   ------
 Valuation allowance for
  deferred tax assets.........................    (176)    (182)    (284)
                                                ------   ------   ------
Deferred taxes - net..........................  $1,573   $1,793   $1,888
                                                ======   ======   ======

   From December 31, 1994 to December 31, 1995, the valuation allowance for deferred tax assets decreased by $6. This was the result of origination and reversal of temporary differences and changes in exchange rates at certain foreign locations where valuation allowances are recorded. During 1995, no changes occurred in the conclusions regarding the need for a valuation allowance in any tax jurisdiction.

   SFAS 109 requires that individual tax paying entities of the company offset all current deferred tax liabilities and assets within each particular tax jurisdiction and present them as a single amount in the Statement of Financial Position. A similar procedure is followed for all noncurrent deferred tax liabilities and assets. Amounts in different tax jurisdictions cannot be offset against each other. Deferred taxes appear in Statement 3, at December 31, on the following lines:

                                                                Caterpillar Inc.

________________________________________________________________________________

                                        1995      1994     1993
                                       ------    ------   ------
Assets:
 Deferred income taxes and
  prepaid expenses.................... $  464    $  575   $  584
 Deferred income taxes................  1,127     1,243    1,321
                                       ------    ------   ------
                                        1,591     1,818    1,905
                                       ------    ------   ------
Liabilities:
 Deferred and current
  income taxes payable................     (3)       (6)      (2)
 Deferred income taxes
  and other liabilities...............    (15)      (19)     (15)
                                       ------    ------   ------
                                          (18)      (25)     (17)
                                       ------    ------   ------
Deferred taxes - net.................. $1,573    $1,793   $1,888
                                       ======    ======   ======

   The provision for income taxes was different than would result from applying the U.S. statutory rate to profit before taxes for the reasons set forth in the following reconciliation:
                                                  1995    1994    1993
                                                  ----    ----    ----
Taxes computed at U.S. statutory rates.........   $565    $445   $ 253
 Increases (decreases) in taxes resulting from:
  Subsidiaries' results subject to tax rates
   other than U.S. statutory rates.............     (7)     (9)      1
  Net operating loss carryforwards.............    (10)    (50)    (19)
  Benefit of Foreign Sales Corporation.........    (41)    (34)    (21)
  IRS settlement...............................      -       -    (144)
  Change in U.S. tax rate......................      -       -     (36)
  State income taxes - net of federal taxes....     15      25      11
  Valuation allowance adjustment...............      -     (22)      -
  Research and experimentation credit..........     (4)      -      (4)
  Other - net..................................    (17)     (1)      1
                                                  ----    ----   -----
Provision for income taxes.....................   $501    $354   $  42
                                                  ====    ====   =====

   U.S. income taxes, net of foreign taxes paid or payable, have been provided on the undistributed profits of subsidiaries and affiliated companies, except in those instances where such profits have been permanently invested and are not considered to be available for distribution to the parent company. In accordance with this practice, the consolidated "Profit employed in the business" in Statement 3 at December 31, 1995, 1994, and 1993, included the company's share of undistributed profits of subsidiaries and affiliated companies, totaling $932, $753, and $680, respectively, on which U.S. income taxes, net of foreign taxes paid or payable, have not been provided. If for some reason not presently contemplated, such profits were to be remitted or otherwise become subject to U.S. income taxes, available credits would reduce the amount of taxes otherwise due. Determination of the amount of unrecognized deferred tax liability related to these permanently invested profits is not practicable.

   The domestic and foreign components of profit before taxes of consolidated companies were as follows:

                                         1995       1994      1993
                                        ------     ------     ----
Domestic.............................   $1,205     $  779     $611
Foreign..............................      410        494      111
                                        ------     ------     ----
                                        $1,615     $1,273     $722
                                        ======     ======     ====

   The foreign component of profit before taxes comprises the profit of all consolidated subsidiaries located outside the United States. This profit information differs from that reported in note 23C, which shows operating profit for foreign geographic segments based only on the company's manufacturing and financing operations located outside the United States.

   Taxation of a multinational company involves many complex variables, such as differing tax structures from country to country and the effect of U.S. taxation of foreign profits. These complexities do not permit meaningful comparisons of the U.S. and foreign components of profit before taxes and the provision for income taxes. Additionally, current relationships between the U.S. and foreign components are not reliable indicators of such relationships in future periods.

   Net operating loss carryforwards were available in various foreign tax jurisdictions at December 31, 1995. The amounts and expiration dates of these carryforwards are as follows:

1999.........................................   $  3
2000.........................................     42
2001.........................................     12
Unlimited....................................    293
                                                ----
 Total.......................................   $350
                                                ====

   There were no tax credit carryforwards available in the U.S. at December 31, 1995.

   Realization of deferred tax assets is dependent upon taxable income within the carryback and carryforward periods available under the tax laws. The company's domestic operations have generated significant cumulative profit over the last three years. Although realization of the $1,355 of U.S. deferred tax assets in excess of deferred tax liabilities is not certain, management has concluded that it is "more likely than not" that the company will realize the full benefit of U.S. deferred tax assets. While, in the aggregate, the company's foreign subsidiaries have also generated cumulative profit over the last three years, certain foreign subsidiaries are still in net operating loss carryforward positions. With the exception of one subsidiary, there is not currently sufficient positive evidence as required by SFAS 109 to substantiate recognition of net deferred tax assets in the financial statements for those foreign subsidiaries in net operating loss carryforward positions. Accordingly, a valuation allowance of $176 has been recorded. It is reasonably possible that sufficient positive evidence could be generated in the near term at one or more of these foreign subsidiaries to support a reduction in the valuation allowance and the resulting recognition of additional net deferred tax assets.

8. Finance receivables

Finance receivables are receivables of Caterpillar Financial Services Corporation, which generally may be repaid or refinanced without penalty prior to contractual maturity. Contractual maturities of outstanding receivables (rental fleet financings of $331 are included in 1996 maturities due to the company's experience that most terminate in six months) at December 31, 1995 were:

NOTES continued
(Dollars in millions except per share data)
-------------------------------------------------------------------------------

                        Installment     Financing
Amounts Due In           Contracts        Leases       Notes          Total
--------------          -----------     ---------     -------        -------
1996...................    $  505         $  657       $  976         $2,138
1997...................       356            511          250          1,117
1998...................       218            336          257            811
1999...................        95            172          177            444
2000...................        27             71          117            215
Thereafter.............         3            111          143            257
                           ------         ------       ------         ------
                            1,204          1,858        1,920          4,982
Residual value.........         -            410            -            410
Less: Unearned Income..      (141)          (363)         (11)          (515)
                           ------         ------       ------         ------
Total..................    $1,063         $1,905       $1,909         $4,877
                           ======         ======       ======         ======

  The average recorded investment in impaired loans and leases for 1995 and 1994 was $51 and $49, respectively. The total recorded investment in impaired loans and leases was $37 and $47 at December 31, 1995 and 1994, respectively. These amounts, less the fair value of the underlying collateral of $25 and $32, represented a $12 and $15 projected loss on impaired loans and leases at December 31, 1995 and 1994, respectively, for which related allowances for credit losses were recorded. Recognition of income on finance receivables is suspended when management determines that collection of future income is not probable. Accrual is resumed if the receivables become contractually current and collection doubts are removed; previously suspended income is recognized at that time. Total finance receivables reported in Statement 3 are net of an allowance for credit losses. Activity relating to the allowance was as follows:

                                                   1995    1994    1993
                                                   ----    ----    ----
Balance at beginning of year.....................  $ 50    $ 41    $ 37
Provision for credit losses......................    43      23      20
Less: Receivables, net of
        recoveries, written off..................   (33)    (13)    (19)
Other - net......................................    (3)     (1)      3
                                                   ----    ----    ----
Balance at end of year...........................  $ 57    $ 50    $ 41
                                                   ====    ====    ====

  At December 31, 1995, 1994, and 1993, the fair value of finance receivables (excluding finance type leases classified as finance receivables with net carrying value of $613, $391, and $333, respectively) was $4,175, $3,582, and $2,822, respectively. Fair value was estimated by discounting the future cash flows using the current rates at which receivables of similar remaining maturities would be entered into. Historical bad debt experience was also considered.

  Cat Financial's "Net investment in financing leases" at December 31 consisted of the following components:

                                                       1995    1994    1993
                                                      ------  ------  ------
Total minimum lease payments receivable.............. $1,858  $1,387  $1,135
Estimated residual value of leased assets:
  Guaranteed.........................................    113      84      71
  Unguaranteed.......................................    297     208     149
                                                      ------  ------  ------
                                                       2,268   1,679   1,355
Less: Unearned income................................    363     265     229
                                                      ------  ------  ------
Net investment in financing leases................... $1,905  $1,415  $1,126
                                                      ======  ======  ======

9.  Inventories
Inventories at December 31, by major classification, were as follows:

                                                       1995    1994    1993
                                                      ------  ------  ------
Raw materials and work-in-process...................  $  710  $  697  $  545
Finished goods......................................   1,006     942     812
Supplies............................................     205     196     168
                                                      ------  ------  ------
                                                      $1,921  $1,835  $1,525
                                                      ======  ======  ======

  Reductions in individual LIFO inventory pools decreased cost of goods sold for 1995, 1994, and 1993 by $22, $28, and $38, respectively.

  The company has entered into commodity price swap and option agreements to reduce the company's exposure to changes in the price of material purchased from various suppliers resulting from underlying commodity price changes. The results of these hedging transactions become a part of the cost of the related inventory transactions. At December 31, 1995, 1994, and 1993, the amounts of the contracts hedging future commodity purchases were immaterial.

10.  Land, buildings, machinery, and equipment
Land, buildings, machinery, and equipment at December 31, by major classification, were as follows:

                                                       1995    1994    1993
                                                      ------  ------  ------
Land - at original cost.............................. $  102  $  105  $  105
Buildings............................................  2,548   2,597   2,485
Machinery and equipment..............................  3,657   3,609   3,594
Patterns, dies, jigs, etc............................    453     441     428
Furniture and fixtures...............................    179     163     144
Computers............................................    479     474     469
Transportation equipment.............................     61      44      28
Equipment leased to others...........................    674     633     536
Construction-in-process..............................    150     164     176
                                                      ------  ------  ------
                                                       8,303   8,230   7,965
Accumulated depreciation............................. (4,659) (4,454) (4,138)
                                                      ------  ------  ------
Land, buildings, machinery, and
  equipment - net.................................... $3,644  $3,776  $3,827
                                                      ======  ======  ======

  The company had commitments for the purchase or construction of capital assets of approximately $150 at December 31, 1995. Capital expenditure plans are subject to continuous monitoring, and changes in such plans could reduce the amount committed.

  Maintenance and repair expense for 1995, 1994, and 1993 was $499, $461, and $458, respectively.

Equipment leased to others

Equipment leased to others, primarily by Caterpillar Financial Services Corporation, consisted of the following components at December 31:

                                                       1995    1994    1993
                                                       ----    ----    ----
Equipment leased to others - at cost.................  $674    $633    $536
Less:
  Accumulated depreciation...........................   220     189     150
                                                       ----    ----    ----
Equipment leased to others - net.....................  $454    $444    $386
                                                       ====    ====    ====

  Scheduled minimum rental payments to be received for equipment leased to others during each of the years 1996 through 2000, and in total thereafter, are $133, $95, $67, $38, $20, and $5, respectively.

                                                                Caterpillar Inc.

--------------------------------------------------------------------------------

11.     Affiliated companies

The company's investments in affiliated companies consist principally of a 50% interest in Shin Caterpillar Mitsubishi Ltd., Japan ($438). The other 50% owner of this company is Mitsubishi Heavy Industries, Ltd., Japan.

  Combined financial information of the affiliated companies, as translated to U.S. dollars (note 3), was as follows:

                                                     Years ended
                                                    September 30,
                                                1995    1994    1993
                                               ------  ------  ------
Results of Operations
  Sales.....................................   $3,789  $3,324  $2,776
                                               ======  ======  ======

  Profit....................................   $   44  $   63  $    1
                                               ======  ======  ======

  Profit for the year ended September 30, 1994, includes $19 representing aftertax gain on the sale of surplus assets.

                                                    September 30,
                                                1995    1994    1993
                                               ------  ------  ------
Financial Position
  Assets:
    Current assets...........................  $1,872  $1,853  $1,691
    Land, buildings, machinery, and
      equipment - net........................     780     781     750
    Other assets.............................     322     298     310
                                               ------  ------  ------
                                                2,974   2,932   2,751
                                               ------  ------  ------
  Liabilities:
    Current liabilities......................   1,676   1,575   1,441
    Long-term debt due after one year........     215     332     449
    Other liabilities........................     155     150      90
                                               ------  ------  ------
                                                2,046   2,057   1,980
                                               ------  ------  ------
  Ownership..................................  $  928  $  875  $  771
                                               ======  ======  ======


  At December 31, 1995, the company's consolidated "Profit employed in the business" included $125 representing its share of undistributed profit of the affiliated companies. In 1995, 1994, and 1993, the company received $8, $3, and $3, respectively, in dividends from affiliated companies.

12.  Credit commitments

The company has arrangements with a number of U.S. and non-U.S. banks to provide lines of credit. These credit lines are changed as anticipated needs vary and are not indicative of short-term borrowing capacity. In the United States, the company has a long-term, contractually committed credit agreement, which requires a minimum level of net worth and a maximum ratio of debt to capitalization.

  Unsecured, confirmed credit lines available from banks were $4,000 at December 31, 1995 (U.S. $2,453 and non-U.S. $1,547), of which $2,573 was unused. For the purpose of computing unused credit lines, the total borrowings under these lines and outstanding commercial paper supported by these lines was considered to constitute utilization.

Machinery and Engines

At December 31, 1995, Machinery and Engines had $2,633 confirmed credit lines (U.S. $2,453 and non-U.S. $180), of which $5 was utilized as backup for bank borrowings. Under the contractually committed credit agreements, $1,427 is available from various banks through October 2000, and $918 is available through October 1996. The latter agreement may be extended on an annual basis subject to mutual agreement. These two credit agreements may be used at the company's option by either the company or up to 90% by Caterpillar Financial Services Corporation, with a $300 sublimit for Caterpillar Financial Australia Limited, a wholly owned subsidiary of Cat Financial.

Financial Products

At December 31, 1995, Financial Products had $2,807 of confirmed lines (U.S. $1,440 and non-U.S. $1,367), including the $1,440 of the company's credit agreements, of which $710 was utilized as backup for outstanding commercial paper and $712 for bank borrowings.

  Based on long-term credit agreements, $294, $660, and $455 of commercial paper outstanding at December 31, 1995, 1994, and 1993, respectively, was classified as long-term debt due after one year.

13.     Short-term borrowings

Short-term borrowings at December 31 consisted of the following:

                                                1995    1994    1993
                                               ------  ------  ------
Machinery and Engines:
  Notes payable to banks....................   $   14    $ 17    $104
  Commercial paper..........................        -       -      35
                                               ------    ----    ----
                                                   14      17     139
Financial Products:
  Notes payable to banks....................      712     532     336
  Commercial paper..........................      416     181     342
  Other.....................................       32      10       5
                                               ------    ----    ----
                                                1,160     723     683
                                               ------    ----    ----
                                               $1,174    $740    $822
                                               ======    ====    ====

  Interest paid on short-term borrowings for 1995, 1994, and 1993 was $122, $99, and $94, respectively (interest paid in 1994 and 1993 was $109 and $166, respectively, excluding the reclassification described in note 3).

  At December 31, 1995, 1994, and 1993, the carrying value of short-term borrowings approximated fair value.

  The weighted average interest rates on short-term borrowings at December 31 were as follows:

                                                1995    1994    1993
                                                ----    ----    ----
Notes payable to banks.........................  5.4%    5.8%    6.6%
Notes payable to others........................  5.4%    5.3%    3.6%
Commercial paper...............................  5.9%    6.1%    3.6%

  The balances used to calculate the weighted average interest rates for notes payable to banks exclude borrowings in high inflation countries (including Brazil). The weighted average interest rates for these borrowings were not considered meaningful because rates were impacted by the effect of significant inflation. The balances used to calculate the weighted average interest rates for commercial paper included $294, $660, and $455 of commercial paper supported by revolving credit agreements which were classified as long-term debt due after one year (note 12).

NOTES continued
(Dollars in millions except per share data)
--------------------------------------------------------------------------------

14.  Long-term debt

Debt due after one year at December 31 consisted of the following:

                                                1995    1994    1993
                                               ------  ------  ------
Machinery and Engines:
  Notes - 9-1/8% due 1996..................... $    -  $  150  $  150
  Notes - 9-3/8% due 2000.....................    149     149     149
  Notes - 9-3/8% due 2001.....................    183     183     183
  Debentures - 9% due 2006....................    202     202     202
  Debentures - 6% due 2007....................    131     127     124
  Debentures - 9-3/8% due 2011................    123     123     123
  Debentures - 9-3/4% due 2000-2019...........    199     199     200
  Debentures - 9-3/8% due 2021................    236     236     236
  Debentures - 8% due 2023....................    199     199     199
  Medium-term notes...........................    300     300     379
  Capital lease obligation - 7.4%.............    257       -       -
  Other.......................................     70      66      85
                                               ------  ------  ------
                                                2,049   1,934   2,030
Financial Products:
  Commercial paper supported by revolving
    credit agreement (note 12)................    294     660     455
  Medium-term notes...........................  1,553   1,616   1,366
  Other.......................................     68      60      44
                                               ------  ------  ------
                                                1,915   2,336   1,865
                                               ------  ------  ------
                                               $3,964  $4,270  $3,895
                                               ======  ======  ======

  The aggregate amounts of maturities and sinking fund requirements of long-term debt during each of the years 1996 through 2000, including that due within one year and classified as current are:

                                      1996     1997    1998    1999    2000
                                     ------    ----    ----    ----    ----
Machinery and Engines..............  $  156    $129    $ 41    $ 61    $169
Financial Products.................   1,106     711     486     238      82
                                     ------    ----    ----    ----    ----
                                     $1,262    $840    $527    $299    $251
                                     ======    ====    ====    ====    ====

  Interest paid on total long-term borrowings, excluding the reclassification described in note 3, for 1995, 1994, and 1993 was $353, $307, and $308, respectively.

  In 1993, portions of various long-term debt issuances with total principal of $203 were repurchased on the open market by utilizing a portion of the proceeds received from the tax settlement with the IRS (note 7). As a result, the company incurred an extraordinary loss on early retirement of debt of $29 (net of income tax benefit of $19). The extraordinary loss consisted primarily of redemption premiums paid to holders.

  Other than the notes of the Financial Products subsidiaries, all outstanding notes and debentures itemized above are unsecured direct obligations of the parent company. The capital lease obligation is collateralized by the leased manufacturing equipment and a security deposit.

  The 6% debentures were sold at significant original issue discounts. This issue is carried net of the unamortized portion of its discount, which is amortized as interest expense over the life of the issue.

  The 6% debentures, with a principal at maturity of $250 and original issue discount of $144, have an effective annual cost of 13.3%. The 6% debentures may be redeemed at any time, at the company's option, at an amount equal to the respective principal at maturity.

  The company may, at its option, redeem annually an additional amount for the 9-3/4% sinking fund debenture issue, without premium, equal to 200% of the amount of the sinking fund requirement. The company may also, at its option, redeem additional portions of the sinking fund debentures by the payment of premiums which, starting in 1999, decrease periodically. The premium at the first redemption date of June 1, 1999, is 4.875%.

  All other notes and debentures are not redeemable prior to maturity.

  The medium-term notes are offered on a continuous basis through agents and are primarily at fixed rates. Machinery and Engines' medium-term notes may have maturities from nine months to 30 years. At December 31, 1995, these notes had a weighted average interest rate of 7.6% with about 17 months to eight years remaining to maturity.

  The notes of the Financial Products subsidiaries primarily represent medium-term notes having a weighted average interest rate of 6.2% with maturities up to 15 years at December 31, 1995.

  At December 31, 1995, 1994, and 1993, the fair value of long-term debt, including that due within one year, was approximately $2,550, $2,127 and $2,646, respectively, for Machinery and Engines and $3,083, $3,108, and $2,397, respectively, for Financial Products. For Machinery and Engines notes and debentures, the fair value was estimated based on quoted market prices. For other issues and for Financial Products, the fair value was estimated using discounted cash flow analyses, based on the company's current incremental borrowing rates for similar types of borrowing arrangements.

15.  Interest rate derivative contracts

To manage its exposure to interest rate changes and lower the cost of borrowed funds, the company uses various interest rate derivative contracts, including swaps, caps, floors, and forward rate agreements.

  Interest rate derivative contracts are linked to specific debt instruments. Interest differentials currently payable or receivable under the derivative contracts are recognized each period as adjust ments to "Interest expense" in Statement 1. Current period income is not affected by the increase or decrease in the fair market value of derivative instruments as interest rates change. Interest rate swap agreements are settled in cash at specified intervals based on the difference between the fixed-rate and floating-rate interest amounts calculated by reference to the contractual notional amount. Premiums paid on purchased interest rate caps and the cash settlement at the initial effective date of forward rate agreements are deferred and recognized ratably as adjustments to "Interest expense" on Statement 1 over the lives of the agreements. Interest accruals in a net payable position are recorded as accrued interest payable, while those accruals in a net receivable position are recorded as other assets. Early termination of a derivative instrument does not result in recognition of immediate gain or loss except in those cases when the debt instrument to which a contract is specifically linked is terminated.

  The notional amount of Financial Products subsidiaries' outstanding forward rate agreements, which are utilized to manage interest rate exposure on short-term borrowings, totaled $14 and $3 at December 31, 1995 and 1994, respectively. These agreements generally range up to six months.

  At December 31, 1995, Financial Products subsidiaries also had swaps having future effective dates with a total notional amount of $59, which will effectively change $3 of fixed rate

                                                                                       Caterpillar Inc.

--------------------------------------------------------------------------------------------------------

                                                     TABLE II
--------------------------------------------------------------------------------------------------------
                                                  Interest Rate Swaps

                                                          Expected Maturity
                                 -----------------------------------------------------------------------
At December 31, 1995              1996      1997      1998      1999       2000      2001-05      Total
                                  ----      ----      ----      ----       ----      -------      ------
Machinery & Engines:
  Fixed-to-Floating Swaps
    Notional Amount.............  $  -      $150      $300      $200       $150        $   -      $  800
    Weighted Average:
      Receive Rate..............     -       6.2%      5.5%      5.6%       6.2%           -         5.8%
      Pay Rate..................     -       5.8%      5.8%      5.8%       5.8%           -         5.8%
    Pay Rate Index:
      Federal Reserve H-15
        30 Day Commercial Paper
Financial Products:
  Floating-to-Fixed Swaps
    Notional Amount.............  $436      $284      $211      $ 16       $ 33        $ 121      $1,101
    Weighted Average:
      Receive Rate..............   5.8%      6.0%      5.9%      6.5%       5.9%         5.8%        5.9%
      Pay Rate..................   5.9%      6.4%      6.3%      7.3%       6.4%         6.7%        6.2%
    Receive Rate Index: LIBOR,
      Commercial Paper
  Fixed-to-Floating Swaps
    Notional Amount.............  $176      $115      $ 20      $  -       $  -        $   -      $  311
    Weighted Average:
      Receive Rate..............   4.6%      7.4%      5.2%        -          -            -         5.7%
      Pay Rate..................   5.8%      5.6%      5.9%        -          -            -         5.7%
    Pay Rate Index: LIBOR
  Floating-to-Floating Swaps
    Notional Amount.............  $ 97      $  -      $ 50      $ 60       $  -        $   -      $  207
    Weighted Average:
      Receive Rate..............   5.0%        -       6.4%      5.0%         -            -         5.3%
      Pay Rate..................   5.9%        -       6.0%      5.7%         -            -         5.9%
    Receive/Pay Rate Indices: LIBOR
--------------------------------------------------------------------------------------------------------

                                                     TABLE III
--------------------------------------------------------------------------------------------------------
                                                  Interest Rate Swaps

                                          Machinery
                                          & Engines                    Financial Products
                                          ---------    -------------------------------------------------
                                          Fixed-to-    Floating-    Fixed-to-     Floating-
                                          Floating     to-Fixed     Floating     to-Floating      Total
                                          ---------    ---------    ---------    -----------     -------
Balance, December 31, 1993.................    $500       $  851         $329           $867      $2,047
  Additions................................     200          363           89            287         739
  Maturities/Amortizations.................    (100)        (220)         (96)          (241)       (557)
  Terminations.............................       -          (54)         (18)          (421)       (493)
  F/X Translation Adjustment...............       -           11            -              -          11
                                               ----       ------         ----           ----      ------
Balance, December 31, 1994.................    $600       $  951         $304           $492      $1,747
                                               ----       ------         ----           ----      ------
  Additions................................     220          420           70             60         550
  Maturities/Amortizations.................       -         (282)         (63)          (245)       (590)
  Terminations.............................     (20)          (3)           -           (100)       (103)
  F/X Translation Adjustment...............       -           15            -              -          15
                                               ----       ------         ----           ----      ------
Balance, December 31, 1995.................    $800       $1,101         $311           $207      $1,619
                                               ====       ======         ====           ====      ======
--------------------------------------------------------------------------------------------------------

debt to floating rate debt and $56 of floating rate debt to fixed rate debt. The effective dates of the future dated swaps range from 1996 through 1998, and the terms of these swaps generally range up to four years.

  The notional amounts of interest rate swap agreements outstanding (excluding swaps with future effective dates) as of December 31, 1995, segregated by type of instrument and year of maturity are presented in Table II on Page A-19. The weighted average receive and pay interest rates and the primary index to which the floating interest rates are linked are also presented. The notional amounts are not indicative of the company's exposure to credit risk. The floating interest rates presented are based on the interest rates in effect at the reporting date. These rates may change substantially in the future due to open market factors.

  At December 31, 1994, Financial Products subsidiaries had three written index-amortizing interest rate cap agreements

NOTES continued
(Dollars in millions except per share data)
--------------------------------------------------------------------------------

outstanding. Two of these caps had notional amounts of $100 and one had a notional amount of Canadian $50 (U.S. dollar equivalent $36).

   The company entered into these agreements, in return for a premium, in order to reduce the overall cost of borrowing. Fair value or mark-to-market accounting treatment was applied to these instruments. Accordingly, unrealized and realized gains and losses on these instruments were recorded as "Other income (expense)" on Statement 1 and as "Accounts payable and accrued expenses" on Statement 3. Increases in interest rates during 1994 resulted in a recognized but unrealized mark-to-market loss on these written options of $18. Lower interest rates in 1995 resulted in a reduction of the loss to $7. The company terminated these cap agreements during 1995. In the future, the use of interest rate contracts will be limited to those that qualify for deferred accounting treatment, thereby minimizing fluctuations to the earnings of the company created by mark-to-market accounting treatment.

   The company's activity for 1995 and 1994 for each type of interest rate swap agreement (excluding swaps with future effective dates) is summarized in Table III on Page A-19. The notional amounts of interest rate swaps, caps and forward rate agreements outstanding at December 31, 1993 were as follows:

                                               1993
                                              -----
Machinery and Engines:
 Interest rate swaps:
  Fixed to floating rate....................  $ 500
                                              =====
Financial Products:
 Interest rate swaps and caps:
  Floating to fixed rate....................  $1,051
  Fixed to floating rate....................     629
  Floating to floating rate.................     867
                                              ------
                                              $2,547
                                              ======
 Forward rate agreements....................  $  246
                                              ======

   For Machinery and Engines, the carrying value of interest rate swaps and options in a net receivable position was approximately zero at December 31, 1995, and the fair value was $9. The carrying value and the fair value of interest rate swaps and options in a net receivable position at December 31, 1994 were approximately zero. The carrying value of interest rate swaps and options in a net receivable position was $1 at December 31, 1993, and the fair value was $8. The carrying value of interest rate swaps and options in a net payable position was $2 at both December 31, 1995 and 1994, and the fair value was $1 and $50, respectively.

   For Financial Products, at December 31, 1995, 1994, and 1993, the carrying value of interest rate swaps and options in a net receivable position was $2, $3, and $3, respectively, and the fair value was $7, $46, and $8, respectively. The carrying value of interest rate swaps and options in a net payable position at December 31, 1995, 1994, and 1993 was $4, $23, and $7, respectively. The fair value was $17, $62, and $24 at December 31, 1995, 1994, and 1993,
respectively.

   The fair values represent the estimated amount that the company would receive or pay to terminate the agreements taking into account current interest rates. Fair values for related short-term borrowings and long-term debt are presented in Table IV on Page A-20.

16. Fair Values of Financial Instruments

The following methods and assumptions were used by the company in estimating its fair value disclosures for financial instruments:

   Cash and Short-term Investments: The carrying amount reported in the balance sheet for cash and short-term investments approximated its fair value.

   Long-term Investments: The fair value of long-term investments was based on quoted market prices.

                                   TABLE IV
------------------------------------------------------------------------------------------------------------------------------------
                                                             Fair Values of Financial Instruments

                                                     1995                  1994                  1993
Asset (Liability)                             -------------------   -------------------   -------------------
 At December 31                               Carrying     Fair     Carrying     Fair     Carrying     Fair           Note
                                               Amount     Value      Amount     Value      Amount     Value        Reference #
                                              --------   --------   --------   --------   --------   --------  --------------------
Cash and Short-term Investments.............   $  638     $  638    $   419     $  419     $   83     $   83   Statement 3, Note 20
Long-term Investments.......................      449        449        172        172        362        362   Note 20
Foreign Currency Exchange Contracts.........        -         (1)        (4)       (97)        (2)       (16)  Note 3
Finance Receivables - net
 (excluding operating and finance type
 leases and currency swaps).................    4,207      4,175      3,603      3,582      2,807      2,822   Note 8
Short-term Borrowings.......................    1,174      1,174        740        740        822        822   Note 13
Long-term Debt
 (including amounts due within one year)
   Machinery and Engines....................   (2,205)    (2,550)    (2,020)    (2,127)    (2,248)    (2,646)  Note 14
   Financial Products.......................   (3,021)    (3,083)    (3,143)    (3,108)    (2,358)    (2,397)  Note 14
Interest Rate Swaps and Options
 Machinery and Engines......................        -          9          -          -          1          8   Note 15
 Machinery and Engines......................       (2)        (1)        (2)       (50)         -          -   Note 15
 Financial Products.........................        2          7          3         46          3          8   Note 15
 Financial Products.........................       (4)       (17)       (23)       (62)        (7)       (24)  Note 15
------------------------------------------------------------------------------------------------------------------------------------

                                                                Caterpillar Inc.

--------------------------------------------------------------------------------

  Foreign Currency Contracts (Forwards and Options): Fair value for foreign currency exchange contracts was based on quoted market prices of comparable instruments.

   Finance Receivables: Fair value of finance receivables was estimated by discounting the future cash flows using the current rates at which receivables of similar remaining maturities would be entered into. Historical bad debt experience was also considered.

   Short-term Borrowings: The carrying amount of short-term borrowings approximated fair value.

   Long-term Debt: For Machinery and Engines notes and debentures, the fair value was estimated based on quoted market prices. For other issues and for Financial Products, the fair value was estimated using discounted cash flow analyses, based on the company's current incremental borrowing rates for similar types of borrowing arrangements.

   Interest Rate Swaps and Options: The fair values of interest rate swaps and options represent the estimated amount that the company would receive or pay to terminate the agreements taking into account current interest rates. Dealer quotes are available for most of these agreements.

   The carrying amounts and fair values of the company's financial instruments are presented in Table IV on Page A-20.

17. Litigation

On September 6, 1994, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America ("UAW"), UAW Local 974, and
Citizens for a Better Environment filed a complaint against the company with the Illinois Pollution Control Board ("Board"). The complaint generally alleges, in seven counts, that the company has violated certain provisions of the Illinois Environmental Protection Act and Board regulations with respect to a particular property in East Peoria, Illinois. The company believes the claims are without merit and will vigorously contest them. The company further believes final resolution of this matter will not have a material impact on the company's liquidity, capital resources, or results of operations.

   On May 12, 1993, a Statement of Objections ("Statement") was filed by the Commission of European Communities against Caterpillar Inc. and certain overseas subsidiaries. The Statement alleges that certain service fees payable by dealers, certain dealer recordkeeping obligations, a restriction which prohibits a European Community ("EC") dealer from appointing subdealers, and certain export pricing practices and parts policies violate EC competition law under Article 85 of the European Economic Community Treaty. The Statement seeks injunctive relief and unspecified fines. Based on an opinion of counsel, the company believes it has strong defenses to each allegation set forth in the Statement.

   On November 19, 1993, the Commission of European Communities informed the company that a new complaint has been received by it alleging that certain export parts policies violate Article 85 and Article 86 of the European Economic Community Treaty. The Commission advised the company that it intends to deal with the new complaint within the framework of the proceedings initiated on May 12, 1993. Based on an opinion of counsel, the company believes it has strong defenses to the allegations set forth in the new complaint.

   The company is party to other litigation matters and claims which are normal in the course of its operations, and while the results of litigation and claims cannot be predicted with certainty, management believes, based on advice of counsel, the final outcome of such matters will not have a materially adverse effect on the consolidated financial position.

18. Capital stock

A. Stock Options

In 1977 and 1987, stockholders approved plans providing for the granting to officers and other key employees of options to purchase common stock of the company. In 1988, the 1987 plan was amended to annually grant each non-employee director options to purchase 2,000 shares each year of the company's common stock. The 1987 plan provided an additional 6,000,000 shares for grants. In 1993 and 1991, the 1987 plan was amended to provide an additional 2,000,000 and 7,000,000 shares, respectively, for grants. Options granted under both plans carry prices equal to the average market price on the date of grant and therefore, in accordance with APB 25, no compensation expense is incurred in association with the options. Options are exercisable upon completion of one full year of service following the grant date (except in the case of death or retirement) and vest at the rate of one-third per year over the three years following the grant. Common shares issued under stock options, including treasury shares reissued, totaled 713,131; 1,144,631; and 1,819,130 in 1995, 1994, and 1993, respectively.

   Stock appreciation rights may be granted as part of 1977 or 1987 plan options or as separate rights to holders of options previously granted. Stock appreciation rights permit option holders to exchange exercisable options for shares of common stock, cash, or a combination of both. No stock appreciation rights have been issued since 1990. Compensation expense related to stock appreciation rights was not material in 1995, 1994, or 1993. Of the shares covered by options outstanding at December 31, 1995, 2% were the subject of stock appreciation rights.

   Changes in the status of common shares subject to issuance under options were as follows:

                                                      Shares
                                        -----------------------------------
                                          1995         1994         1993
                                        ---------    ---------   ----------
Options outstanding at
 beginning of year..................... 6,553,371    7,351,800   10,012,730
Granted to officers and key employees
 in 1995, 1994, and 1993 at
 $60.31, $53.53, and $37.53,
 per share, respectively............... 1,602,640    1,581,540    1,488,280
Granted to outside directors in
 1995, 1994, and 1993 at $55.81,
 $56.69, and $30.38,
 per share, respectively...............    20,000       22,000       16,000
Exercised..............................(1,503,330)  (2,344,369)  (4,122,368)
Lapsed.................................   (38,857)     (57,600)     (42,842)
                                       ----------   ----------   ----------
Options outstanding at year-end........ 6,633,824    6,553,371    7,351,800
                                       ==========   ==========   ==========

   Options outstanding at December 31, 1995, had exercise prices ranging from $23.56 to $60.31 per share with an average exercise price of $43.91 per share and had expiration dates ranging from June 10, 1996, to June 6, 2005. At December 31, 1995, the number of shares exercisable totaled 3,584,140.

NOTES continued
(Dollars in millions except per share data)
-------------------------------------------------------------------------------

   At December 31, unissued common shares were reserved for potential stock option grants and for issuance to other employee benefit plans in the following amounts:
                                                     Shares
                                       -----------------------------------
                                          1995        1994        1993
                                       ----------  ----------  -----------
1977 stock option plan                  2,547,304   2,547,304   2,547,304
1987 stock option plan                  1,288,509   2,879,292   4,425,232
Employee investment and
 other benefit plans                   11,400,178  11,400,178  11,400,178
                                       ----------  ----------  ----------
                                       15,235,991  16,826,774  18,372,714
                                       ==========  ==========  ==========
B. Stockholders' Rights Plan

The company is authorized to issue 5,000,000 shares of preferred stock, of which 2,000,000 shares have been designated as Series A Junior Participating Preferred Stock of $1.00 par value. None of the preferred shares or the Series A Junior Participating Preferred Stock have been issued.

   Under the company's Stockholders' Rights Plan, every two shares of common stock represent one preferred stock purchase right. Every right entitles the holder to purchase 1/100th of a share of the company's Series A Junior Participating Preferred Stock, $1.00 par value, at $150.00. The rights are exercisable only after a third party acquires 20% or more of the company's common stock or after commencement of a tender offer by a third party which would result in control of 30% or more of the company's common stock. If after the rights become exercisable, the company is involved in a business combination or the acquiror engages in certain self-dealing transactions, each right entitles the holder to purchase stock of the resulting company at a 50% discount. The rights expire on December 1, 1996.

19. Operating leases

The company leases certain computer and communications equipment, transportation equipment, and other property through operating leases. Lease expense on these leases is charged to operations as incurred. Total rental expense for operating leases was $139, $137, and $137 for 1995, 1994, and 1993, respectively. Minimum payments for operating leases having initial or remaining non-cancelable terms in excess of one year are:

Years ending December 31,
1996......................................... $ 99
1997.........................................   65
1998.........................................   34
1999.........................................   14
2000.........................................   12
Thereafter...................................   53
                                              ----
Total lease commitments...................... $277
                                              ====
20. Concentration of credit risk

Financial instruments which potentially subject the company to credit risk consist primarily of trade and finance receivables and short-term and long-term investments. Additionally, to a lesser extent, the company is potentially subject to credit risk associated with counterparties to derivative contracts.

   Trade receivables are primarily short-term receivables from independently owned and operated dealers which arise in the normal course of business. The company performs regular credit evaluations of its dealers. The company generally doesn't require collateral, and the majority of its trade receivables are unsecured. The company does make use of various devices such as security agreements and letters of credit to protect its interests as it deems necessary. No single dealer or region represents a significant concentration of credit risk. At December 31, 1995, 1994, and 1993, the carrying value of trade receivables approximated fair value.

   Finance receivables primarily represent receivables under installment sales contracts, receivables arising from leasing transactions, and notes receivable. The company generally maintains a secured interest in the equipment financed. Receivables from customers in construction-related industries made up approximately one-third of total finance receivables at December 31, 1995, 1994, and 1993, respectively. No single customer or region represents a significant concentration of credit risk. Fair value information on finance receivables is included in note 8.

   The company has short-term and long-term investments with high quality institutions and, by policy, limits the amount of credit exposure to any one institution. At December 31, 1995, 1994, and 1993, the carrying value of short-term investments approximated fair value. Long-term investments are held by Caterpillar Insurance Co. Ltd. and are a component of "Other assets" on Statement 3. VEBA trusts were a component of "Other assets" on Statement 3 at December 31, 1993. Beginning in 1994, VEBA trust assets were recorded as a reduction to the liability for postretirement benefits (note 5B). At December 31, 1995, the company had a long-term investment which collateralizes a capital lease obligation (note 14). At December 31, 1995, 1994, and 1993, the carrying value of long-term investments was $449, $172, and $362, respectively, which, based on quoted market prices, approximated fair value.

   At December 31, 1995 and 1994, Caterpillar Financial Services Corporation was contingently liable under guarantees of securities of certain Caterpillar dealers totaling $282 and $258, respectively, of which $222 and $165 was outstanding, respectively. These guarantees are fully secured by dealer inventories. No loss is anticipated from these guarantees.

   At December 31, 1995, the company had outstanding derivative contracts with notional amounts totaling $2,892 with terms generally ranging up to five years. To minimize the risk of credit losses, the company deals only with major financial institutions. The company does not anticipate nonperformance by any of the counterparties. Collateral is not required of the counterparties or of the company. The company's exposure to credit loss in the event of nonperformance by the counterparties is limited to only the recognized but not realized gains incurred on the derivative contracts. At December 31, 1995, the company's exposure to credit loss was $2.

21. Environmental matters

Environmental considerations are a very important factor in the company's product development and operations planning.

   In 1995, the company had capital expenditures of about $11 for projects related to the environment (including $3 in costs related to compliance with the Clean Air Act), approximately equal to amounts for 1994.

   In addition to these expenditures, the company had depreciation, research and engineering, administrative, and operating expenses related to environmental regulation of about $131 in 1995 (including $28 for compliance with the Clean Air Act), slightly more than comparable expenses in 1994.

                                                              Caterpillar Inc.

-------------------------------------------------------------------------------

  The company also is involved in a number of remediation actions to clean up hazardous wastes as required by federal and state laws. These laws often require responsible parties to fund remediation actions regardless of fault, legality of original disposal or ownership of a disposal site. Under accounting guidelines, the company is required to accrue and charge to income management's best estimate of future costs associated with these sites. When there appears to be a range of possible costs with equal likelihood, liabilities are based on the lower end of that range. For 1995, the amount accrued for potential clean-up costs is contained in the line item, "Accounts payable and accrued expenses" on Statement 3, and represents an immaterial portion of that line item. While the company may have rights of contribution or reimbursement under insurance policies, amounts that may be recoverable from other entities are not considered in establishing the accrual.

   In deciding upon amounts to be reserved for potential environmental liability at a particular site, the company looks at several factors including:

   . prior experience regarding environmental remediation at a similar site;

   . experience of other companies and industries with respect to a similar site;

   . technology available for remediation at the time;

   . the stage of remediation for the particular site (i.e., whether the site is at the identification stage or whether a remedial investigation or feasibility study has been conducted);

   . documentation, if any, linking the company to a particular site;

   . the amount the company has been asked to contribute to a particular site;
     and

   . aspects of the law under which the company is alleged to be liable for clean up.

   The company also looks at these factors in deciding whether it could incur liabilities beyond that which it has accrued for future remediation. Although it is difficult to estimate with any meaning potential liability at sites in very early stages of remediation (of which the company has seven currently) or sites yet to be identified because of the many uncertainties involved, including uncertainties about the status of the law, regulation, technology and information related to individual sites, at this time the company believes the likelihood of incurring any material environmental liability beyond that accrued is remote.

22. Plant closing and consolidation costs

At December 31, 1995, the reserve for plant closing and consolidation costs was $269. Of this balance, $173 related to costs associated with the probable closure of the Component Products Division's York, Pennsylvania, facility. Significant costs related to the York portion of the reserve are employee severance benefits (pension, medical, and supplemental unemployment benefits), rearrangement and start-up costs related to the relocation of production, and write-down of buildings, machinery, and equipment.

   The probable closing of the York manufacturing facility was announced in December 1991. The company determined that unless significant cost reductions were made, the unit would be closed. The company has notified the United Auto Workers union (UAW), which represents approximately 1,100 of the 1,400 active employees of the York facility, of its willingness to negotiate a labor agreement that would allow the unit to remain open. Unless a satisfactory contract is reached, the company plans to close the plant beginning in the 1996 time frame.

   Also included in the reserve for plant closing and consolidation costs at December 31, 1995, was $69 for write-downs of buildings, machinery, and equipment at previously closed facilities. The write-downs establish a new cost basis for assets that have been permanently impaired. The remainder of the reserve at December 31, 1995, related to severance benefits provided to former employees at previously closed facilities. Such benefits are amortized over the expected time period over which the benefits are provided. Currently amortization periods are through 2003.

23. Segment information

A. Nature of operations

The company operates in three principal business segments:

   (1) Machinery - Design, manufacture, and marketing of construction, mining, and agricultural machinery - track and wheel tractors, track and wheel loaders, pipelayers, motor graders, wheel tractor-scrapers, track and wheel excavators, backhoe loaders, log skidders, log loaders, off-highway trucks, articulated trucks, paving products, and related parts.

   (2) Engines - Design, manufacture, and marketing of engines for earthmoving and construction machines, on-highway trucks, and locomotives; marine, petroleum, agricultural, industrial, and other applications; electric power generation systems; and related parts. Caterpillar reciprocating diesel and spark-ignited engines meet power needs ranging from 40 to 8,050 horsepower. Turbines range from 1,340 to 15,000 horsepower (1,000 to 11,200 kilowatts).

   (3) Financial Products - Provides financing alternatives for Caterpillar and noncompetitive related equipment, and extends loans to Caterpillar customers and dealers. Also provides various forms of insurance to Caterpillar dealers and customers to help support their purchase and financing of Caterpillar equipment.

   The company conducts operations in the Machinery and Engines segments of its business under highly competitive conditions, including intense price competition. It places great emphasis upon the high quality and performance of its products and the service support for such products which is supplied by its dealers. Although no one competitor is believed to produce all of the same types of machines and engines produced by the company, there are numerous companies, large and small, which compete with the company in the sale of each of its products.

   The company's products are sold primarily under the marks "Caterpillar," "Cat," "Solar," and "Barber-Greene." Machines are distributed principally through a worldwide organization of independent full-line dealers, and one company-owned dealership, 65 located in the United States and 121 located outside the United States. Worldwide, these dealers have more than 1,300 places of business. Diesel and spark-ignited engines are sold through the worldwide dealer organization and to other manufacturers for use in products manufactured by them. Caterpillar dealers do not deal exclusively in the company's products,

NOTES continued
(Dollars in millions except per share data)
--------------------------------------------------------------------------------

although in most cases sales and servicing of the company's products are the dealers' principal business. Turbines are sold through a sales force employed by Solar Turbines Incorporated, a wholly owned subsidiary, or its subsidiaries and associated companies. These employees are from time to time assisted by independent sales representatives.

  Financial Products consists primarily of Caterpillar Financial Services Corporation and its subsidiaries, and Caterpillar Insurance Services Corporation.

  The principal markets for the Machinery and Engines segments are located in the United States, Europe, Asia/Pacific, and Latin America. The United States is the principal market for the Financial Products segment. The majority of the company's sales and revenues is derived from the Machinery segment.

B. Business segments

The high degree of integration of the company's manufacturing operations necessitates the use of a substantial number of allocations in the determination of business segment information. Intersegment sales and revenues, which primarily represent intersegment engine sales, are valued at prices comparable to those for unaffiliated customers.

  Information on the company's business segments was as follows:

                                               1995      1994      1993
                                             -------   -------   -------
For the years ended December 31:
 Sales:
  Machinery................................. $11,336   $10,164   $ 8,132
  Engines...................................   4,920     4,381     3,735
 Elimination of intersegment engine sales...    (805)     (682)     (632)
                                             -------   -------   -------
 Consolidated sales.........................  15,451    13,863    11,235
 Financial Products revenues................     621       465       380
                                             -------   -------   -------
 Sales and revenues......................... $16,072   $14,328   $11,615
                                             =======   =======   =======
 Operating profit:
  Machinery................................. $ 1,210   $ 1,099   $   436
  Engines...................................     462       348       226
  Financial Products........................      88        64        47
                                             -------   -------   -------
                                               1,760     1,511       709
 General corporate expenses.................     (79)      (77)      (83)
                                             -------   -------   -------
 Operating profit........................... $ 1,681   $ 1,434   $   626
                                             =======   =======   =======
 Capital expenditures - including
  equipment leased to others:
   Machinery................................ $   256   $   272   $   243
   Engines..................................     179       182       154
   Financial Products.......................     210       187       205
   General corporate........................      34        53        30
                                             -------   -------   -------
                                             $   679   $   694   $   632
                                             =======   =======   =======
 Depreciation and amortization:
  Machinery................................. $   375   $   394   $   405
  Engines...................................     172       168       163
  Financial Products........................     102        95        70
  General corporate.........................      33        26        30
                                             -------   -------   -------
                                             $   682   $   683   $   668
                                             =======   =======   =======
At December 31:
 Identifiable assets:
  Machinery................................. $ 5,122   $ 5,773   $ 5,393
  Engines...................................   2,746     2,570     2,358
  Financial Products........................   5,592     4,668     3,676
                                             -------   -------   -------
                                              13,460    13,011    11,427
 General corporate assets...................   2,894     2,784     2,986
 Investments in affiliated companies........     476       455       394
                                             -------   -------   -------
 Total assets............................... $16,830   $16,250   $14,807
                                             =======   =======   =======

C. Geographic segments

Manufacturing activities of the Machinery and Engines segments are carried on in 30 plants in the United States, two each in France and China, and one each in Australia, Belgium, Brazil, United Kingdom, Hungary, Indonesia, Italy, Mexico, and Russia. Three major distribution centers are located in the United States and seven are located outside the United States. While the majority of the activity of the Financial Products segment is carried on in the United States, it also conducts operations in Australia, Canada, and Europe.

  Caterpillar is a highly integrated company. The product of subsidiary companies' manufacturing operations located outside the United States, in most instances, consists of components manufactured or purchased locally which are assembled with components purchased from related companies. As a result, the profits of these operations do not bear any definite relationship to their assets, and individual subsidiaries' results cannot be viewed in isolation. Prices between Caterpillar companies are established at levels deemed equivalent to those which would prevail between unrelated parties. Information on the company's geographic segments, based on the location of the company's manufacturing operations for Machinery and Engines, was as follows:

                                             1995      1994      1993
                                           -------   -------   -------
For the years ended December 31:
 Sales:
  United States........................... $12,191   $10,994   $ 9,159
  Europe..................................   2,638     2,358     1,678
  All other...............................   1,200     1,050       737
 Elimination of intersegment sales from:
  United States...........................    (308)     (266)     (154)
  Europe..................................    (125)     (141)      (97)
  All other...............................    (145)     (132)      (88)
                                           -------   -------   -------
 Consolidated sales.......................  15,451    13,863    11,235
 Revenues:
  United States...........................     482       362       309
  All other...............................     139       103        71
                                           -------   -------   -------
 Sales and revenues....................... $16,072   $14,328   $11,615
                                           =======   =======   =======

 Operating profit:
  Machinery and Engines:
   United States.......................... $ 1,356   $ 1,108   $   620
   Europe.................................     206       244        46
   All other..............................     110        95        (4)
                                           -------   -------   -------
                                             1,672     1,447       662
                                           -------   -------   -------
  Financial Products:
   United States..........................      81        61        43
   All other..............................       7         3         4
                                           -------   -------   -------
  Total Financial Products................      88        64        47
                                           -------   -------   -------
                                             1,760     1,511       709
 General corporate expenses...............     (79)      (77)      (83)
                                           -------   -------   -------
 Operating profit......................... $ 1,681   $ 1,434   $   626
                                           =======   =======   =======

                                                                Caterpillar Inc.

--------------------------------------------------------------------------------

                                           1995    1994     1993
                                         -------  -------  -------
At December 31:
 Identifiable assets:
  Machinery and Engines:
   United States........................ $ 5,836  $ 6,445  $ 5,996
   Europe...............................   1,229    1,160    1,101
   All other............................     803      738      654
                                         -------  -------  -------
                                           7,868    8,343    7,751
                                         -------  -------  -------
  Financial Products:
   United States........................   4,042    3,557    2,896
   All other............................   1,550    1,111      780
                                         -------  -------  -------
                                           5,592    4,668    3,676
                                         -------  -------  -------
                                          13,460   13,011   11,427
 General corporate assets...............   2,894    2,784    2,986
 Investments in affiliated companies....     476      455      394
                                         -------  -------  -------
 Total assets........................... $16,830  $16,250  $14,807
                                         =======  =======  =======

D. Non-U.S. sales

Sales outside the United States were 52% of consolidated sales for 1995, and 49% for both 1994 and 1993. Information on the company's sales outside the United States, based on dealer location, was as follows:

                                           1995     1994     1993
                                          ------   ------   ------
For the years ended December 31:
 Sales of U.S. manufactured product:
  Europe................................  $1,005   $  821   $  645
  Asia/Pacific..........................   1,505    1,338    1,172
  Latin America.........................     829      763      570
  Canada................................     852      806      625
  Africa/Middle East....................     644      522      577
                                          ------   ------   ------
                                           4,835    4,250    3,589
                                          ------   ------   ------
 Sales of non-U.S. manufactured product:
  Europe................................   1,681    1,257      933
  Asia/Pacific..........................     785      626      440
  Latin America.........................     354      388      279
  Canada................................     104      103       59
  Africa/Middle East....................     270      231      225
                                          ------   ------   ------
                                           3,194    2,605    1,936
                                          ------   ------   ------
 Total sales outside the United States:
  Europe................................   2,686    2,078    1,578
  Asia/Pacific..........................   2,290    1,964    1,612
  Latin America.........................   1,183    1,151      849
  Canada................................     956      909      684
  Africa/Middle East....................     914      753      802
                                          ------   ------   ------
                                          $8,029   $6,855   $5,525
                                          ======   ======   ======

24. Selected quarterly financial results (unaudited)

Financial information for interim periods was as follows:

                                                  1995 Quarter
                                         -----------------------------
                                          1st     2nd     3rd     4th
                                         ------  ------  ------ ------
Sales and revenues...................... $3,913  $4,213  $3,733 $4,213
Less: Revenues..........................    140     154     165    162
                                         ------  ------  ------ ------
Sales...................................  3,773   4,059   3,568  4,051
Cost of goods sold......................  2,890   3,110   2,878  3,122
                                         ------  ------  ------ ------
Gross margin............................    883     949     690    929
Profit..................................    300     323     213    300

Profit per share of common stock........ $ 1.50  $ 1.62  $ 1.07 $ 1.53

                                                  1994 Quarter
                                         -----------------------------
                                          1st     2nd     3rd     4th
                                         ------  ------  ------ ------
Sales and revenues...................... $3,286  $3,605  $3,509 $3,928
Less: Revenues..........................    105     113     119    128
                                         ------  ------  ------ ------
Sales...................................  3,181   3,492   3,390  3,800
Cost of goods sold......................  2,483   2,730   2,674  2,947
                                         ------  ------  ------ ------
Gross margin............................    698     762     716    853
Profit..................................    192     240     244    279

Profit per share of common stock........ $  .94  $ 1.18  $ 1.20 $ 1.38


Eleven-year Financial Summary
(Dollars in millions except per share data)
------------------------------------------------------------------------------------------------------------
                                                                      1995       1994       1993       1992
                                                                    -------    -------    -------    -------
For the Years Ended December 31:
Sales and revenues................................................. $16,072     14,328     11,615     10,194
  Sales............................................................ $15,451     13,863     11,235      9,840
    Percent inside the United States...............................      48%        51%        51%        45%
    Percent outside the United States..............................      52%        49%        49%        55%
  Revenues......................................................... $   621        465        380        354
Profit (loss) before effects of accounting changes(1).............. $ 1,136        955        652       (218)
Effects of accounting changes(2)................................... $     -          -          -     (2,217)
Profit (loss)(1)................................................... $ 1,136        955        652     (2,435)
Profit (loss) per share of common stock:(1)(3)
  Profit (loss) before effects of accounting changes(1)............ $  5.72       4.70       3.21      (1.08)
  Effects of accounting changes(2)................................. $     -          -          -     (10.98)
  Profit (loss).................................................... $  5.72       4.70       3.21     (12.06)
Dividends declared per share of common stock....................... $  1.30        .63        .30        .30
Return on average common stock equity..............................    36.1%      37.4%      34.6%     (86.7%)
Capital expenditures:
  Land, buildings, machinery, and equipment........................ $   464        501        417        515
  Equipment leased to others....................................... $   215        193        215        125
Depreciation and amortization...................................... $   682        684        668        654
Research and engineering expenses.................................. $   532        435        455        446
  As a percent of sales and revenues...............................     3.3%       3.0%       3.9%       4.4%
Provision (credit) for income taxes(4)............................. $   501        354         42       (114)
Wages, salaries, and employee benefits............................. $ 2,919      3,146      3,038      2,795
Average number of employees                                          54,263     52,778     50,443     52,340

At December 31:
Total receivables:
  Trade and other.................................................  $ 2,657      3,096      2,769      2,330
  Finance.........................................................  $ 4,820      3,988      3,140      2,525
Inventories.......................................................  $ 1,921      1,835      1,525      1,675
Total assets:
  Machinery and Engines...........................................  $11,238     11,582     11,131     10,979
  Financial Products..............................................  $ 5,592      4,668      3,676      2,956
Long-term debt due after one year:
  Machinery and Engines...........................................  $ 2,049      1,934      2,030      2,753
  Financial Products..............................................  $ 1,915      2,336      1,865      1,366
Total debt:
  Machinery and Engines...........................................  $ 2,219      2,037      2,387      3,271
  Financial Products..............................................  $ 4,181      3,866      3,041      2,401
Ratios - excluding Financial Products:
  Ratio of current assets to current liabilities..................1.78 to 1  1.62 to 1  1.53 to 1  1.57 to 1
  Percent of total debt to total debt
    and stockholders' equity......................................     39.6%      41.2%      52.1%      67.5%

(1) 1993 profit was after extraordinary loss on early retirement of debt; profit before extraordinary loss was $681, $3.36 per share of common stock. 1987 profit was after extraordinary tax benefit; profit before extraordinary tax benefit was $319, $1.60 per share of common stock.
(2) Effective January 1, 1992, the company adopted SFAS 106, SFAS 109, and SFAS 112.
(3)  Computed on weighted average number of shares outstanding.
(4) The company adopted SFAS 109 in 1992. Prior to 1992, the tax provision was determined in accordance with APB 11. The 1987 provision for income taxes, including the reduction for the $31 extraordinary tax benefit, was $87.

                                                              Caterpillar Inc.

------------------------------------------------------------------------------

    1991       1990       1989       1988       1987       1986       1985
  ---------  ---------  ---------  ---------  ---------  ---------  ---------

     10,182     11,436     11,126     10,435      8,294      7,380      6,760
      9,838     11,103     10,882     10,255      8,180      7,321      6,725
        41%        45%        47%        50%        52%        54%        56%
        59%        55%        53%        50%        48%        46%        44%
        344        333        244        180        114         59         35
       (404)       210        497        616        350         76        198
         --         --         --         --         --         --         --
       (404)       210        497        616        350         76        198

      (2.00)      1.04       2.45       3.04       1.76        .39       1.01
         --         --         --         --         --         --         --
      (2.00)      1.04       2.45       3.04       1.76        .39       1.01
        .53        .60        .60        .43        .28        .31        .25
      (9.4%)      4.7%      11.6%      16.0%      10.4%       2.4%       6.7%

        653        926        984        732        463        290        228
        121        113        105         61         30         41         55
        602        533        471        434        425        453        485
        441        420        387        334        298        308        326
       4.3%       3.7%       3.5%       3.2%       3.6%       4.2%       4.8%
       (152)        78        162        262        118         21         25
      3,051      3,032      2,888      2,643      2,284      2,184      2,173
     55,950     59,662     60,784     57,954     53,770     54,024     55,815


      2,133      2,361      2,353      2,349      2,044      1,755      1,305
      2,145      1,891      1,498      1,222        795        466        108
      1,921      2,105      2,120      1,986      1,323      1,211      1,139

      9,346      9,626      9,100      8,226      6,647      6,134      5,951
      2,696      2,325      1,826      1,460        984        627        235

      2,676      2,101      1,797      1,428        900        963      1,177
      1,216        789        491        525        387        171         87

      3,136      2,873      2,561      2,116      1,484      1,582      1,404
      2,111      1,848      1,433      1,144        712        370        130

  1.74 to 1  1.67 to 1  1.78 to 1  1.76 to 1  1.55 to 1  1.50 to 1  1.69 to 1

      43.7%      38.8%      36.4%      34.0%      29.4%      33.4%      31.4%

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

The discussions of Results of Operations, and Liquidity and Capital Resources are grouped as follows:

     Consolidated--Represents the consolidated data of Caterpillar Inc. and subsidiaries, including the Financial Products subsidiaries.

     Machinery and Engines--Company operations excluding the Financial Products subsidiaries. This category consists primarily of the company's manufacturing, marketing, and parts distribution operations, which are highly integrated. Unless attributed to a particular subsidiary, items discussed in Management's Discussion and Analysis reflect the consolidated effect of contributions by worldwide operations.

     Financial Products--The company's Financial Products subsidiaries, primarily Caterpillar Financial Services Corporation and Caterpillar Insurance Services Corporation. Cat Financial and its subsidiaries in Australia, Canada, and Europe derive earnings from financing sales and leases of Caterpillar products and noncompetitive related equipment and from loans extended to Caterpillar customers and dealers. Cat Insurance provides insurance services to Caterpillar dealers and customers to help support their purchase and financing of Caterpillar equipment.

RESULTS OF OPERATIONS

1995 COMPARED WITH 1994

Profit for 1995 of $1.14 billion or $5.72 per share was an all-time record and an improvement of $181 million from 1994 profit of $955 million or $4.70 per share. 1995 sales and revenues of $16.07 billion, also an all-time record, increased 12% from last year and were the most significant reason for the higher profit.

Machinery and Engines

Sales of Machinery and Engines were $15.45 billion, $1.59 billion higher than 1994. Profit before tax was $1.49 billion, an improvement of $281 million. The primary reason for the increase in profit was higher sales--a 9% increase in physical sales volume and 2% better price realization.

     The increase in physical sales volume was due to higher sales of machines and engines both inside and outside the United States. Price realization improved primarily because of price increases taken over the past year and the effect of the weaker dollar as sales in European currencies translated into more U.S. dollars. These factors were partially offset by higher sales discounts and an unfavorable change in geographic sales mix. The benefit to sales (and margin) of the weaker dollar was limited by currency hedges (forward contracts) covering most U.S. manufactured product sold in Europe. The hedges were put in place in 1991 to protect margins against potential strengthening of the U.S. dollar. Without these currency hedges, sales and margin during the year would have been about $135 million higher. All such forward contracts matured during 1995.

     Margin increased $422 million, primarily a result of higher sales volume and improved price realization. These favorable items were partially offset by the effect of the weaker dollar on costs, proportionately higher sales of lower margin products and higher costs due to inflation. In addition, there was a decrease in LIFO decrement benefits ($28 million in 1994 versus $22 million in 1995). Total margin as a percent of sales was 22.3%, a 0.5 percentage point increase from a year ago.

     SG&A (selling, general and administrative) expenses were up $135 million from the previous year because of higher spending levels to support increased sales volume and expanded operations around the world, higher costs due to inflation and the effect of the weaker dollar as costs in European currencies translated into more U.S. dollars. In addition, the absence of the assignment of labor costs from SG&A to cost of goods sold for employees working in manufacturing functions during 1994 contributed to the increase. Partially offsetting these factors were a decrease in incentive pay expense and a favorable adjustment to insurance reserves based on an actuarial valuation.

     R&D (research and development) expenses were $64 million higher than 1994, a result of a decrease in the assignment of labor costs from R&D to cost of goods sold as fewer employees were working in manufacturing areas in 1995 compared with 1994, expanded activity for new product introductions and higher costs due to inflation.

     Operating profit for 1995 was $1.59 billion, an increase of $223 million from last year. As a percent of sales, operating profit was 10.3%, compared with 9.9% for 1994.

     Interest expense of $191 million was $9 million lower than a year ago as the benefit of lower average debt of approximately $160 million was partially offset by higher interest rates.

     Other income/expense was income of $92 million compared with income of $43 million a year earlier. The improvement reflects the absence of a $17 million expense in 1994 for the settlement of two class action complaints and a $10 million recovery in 1995 from the company's insurer related to this settlement. In addition, interest on short-term investments contributed to the increase. Partially offsetting these factors was an unfavorable change in foreign exchange gains and losses.

Financial Products

Before-tax profit for Financial Products was $121 million, up $61 million from 1994. The increase was a result of Cat Financial's larger portfolio of earning assets and a $29 million favorable change in the mark-to-market adjustment for Cat Financial's written interest rate caps. These written caps were terminated during the second quarter of 1995.

     Revenues of $621 million increased $156 million from a year ago, the result of Cat Financial's larger portfolio.

     SG&A expenses were $240 million, compared with $191 million last year. The increase reflects a higher provision for credit losses and other volume-related expenses at Cat Financial. Interest expense was $293 million, up $83 million because of higher average borrowings to support the larger portfolio.

     Other income/expense was income of $33 million compared with expense of $4 million a year ago. The favorable change resulted from an $11 million mark-to-market gain for interest rate caps in 1995, compared with an $18 million mark-to-market loss in 1994.

Income Taxes

Tax expense was $501 million, $147 million higher than a year ago. The increase reflects higher before-tax profit and a 31% effective tax rate compared with 28% in 1994.

                                                             Caterpillar, Inc.

------------------------------------------------------------------------------

Affiliated Companies

The company's share of affiliated companies' profits was $22 million, down
$14 million because of the unfavorable impact of the stronger yen on SCM (Shin Caterpillar Mitsubishi Ltd.) sales outside Japan and lower land sale gains at SCM in 1995.

FOURTH QUARTER 1995
COMPARED WITH FOURTH QUARTER 1994

Machinery and Engines

Sales of Machinery and Engines were $4.05 billion, up $251 million from the fourth quarter of 1994. The sales increase resulted from a 7% increase in physical sales volume. Profit before tax of $408 million was $54 million better than last year's fourth quarter primarily because of the higher sales.

     The increase in physical sales volume resulted principally from higher machine sales outside the United States and higher worldwide engine sales. Machine sales inside the United States declined. Price realization was about the same as a year ago. The benefits from price increases taken over the past year and the effect of the weaker dollar on sales in European currencies were offset by higher sales discounts, which were unusually low a year ago, and an unfavorable change in geographic sales mix. The benefit to sales (and margin) of the weaker dollar was limited by currency hedges (forward contracts) covering most U.S. manufactured product sold in Europe. The hedges were put in place in 1991 to protect margins against potential strengthening of the U.S. dollar. Without these currency hedges, sales and margin during the fourth quarter would have been about $30 million higher. As of the end of the quarter, all such forward contracts had matured.

     Margin (sales less cost of goods sold) of $929 million increased $76 million primarily because of higher sales. Margin as a percent of sales was 22.9% compared with 22.4% during last year's fourth quarter. In addition to higher sales volume, the improvement reflects a favorable change in product sales mix as relatively more higher margin products were sold. These factors were partially offset by the effect of the weaker dollar as costs in European currencies translated into more U.S. dollars and a decrease in LIFO (last-in, first-out) inventory decrement benefits from $28 million a year ago to $22 million in the current quarter. Manufacturing costs incurred during the quarter were lower than last year's fourth quarter; however, this benefit was about offset by an increase in cost of goods sold resulting from changes in inventory levels between the two quarters. There was a $104 million inventory increase in the fourth quarter of 1994 compared with a $267 million inventory decrease in the current quarter. When inventory increases, a benefit results from absorption of certain of the period's fixed costs. When inventory decreases, these fixed costs inventoried in prior periods are charged to cost of goods sold.

     SG&A expenses were $392 million, compared with $374 million during the fourth quarter of 1994. Last year, a number of SG&A employees were working in manufacturing areas as a result of the United Auto Workers (UAW) union's strike. Consequently, the labor costs associated with those employees were assigned to cost of goods sold. SG&A expenses increased in 1995 as those employees have returned to their regular jobs. The increase also reflects activity to support higher sales volume and expanded operations around the world, inflation and the effect of the weaker dollar as costs in European currencies translated into more U.S. dollars. Partially offsetting these items was lower incentive pay expense.

     R&D expenses of $102 million were $20 million higher because R&D employees who worked in manufacturing functions last year were back in their regular jobs in 1995. In addition, there was expanded activity in new product introductions.

     Operating profit of $435 million was up $38 million from a year ago. As a percent of sales, operating profit was 10.7%, up slightly from the year-earlier quarter.

     Interest expense was about the same as the fourth quarter of last year.

     Other income/expense was income of $20 million compared with income of $7 million a year ago. The change reflects the absence of several small unfavorable items recorded in the fourth quarter of 1994 and interest on short-term investments partially offset by an unfavorable change in foreign exchange gains and losses.

Financial Products

Before-tax profit for Financial Products was $20 million, an improvement of $8 million from last year's fourth quarter. The higher profit was primarily a result of a larger portfolio of earning assets at Caterpillar Financial Services Corporation.

     Revenues of $162 million were up $34 million, reflecting Cat Financial's larger portfolio. Cat Financial financed new retail business of $906 million, a $201 million or 29% increase compared with the fourth quarter a year ago.

     SG&A expenses were $70 million, $15 million higher than the same quarter of 1994. The increase reflects a higher provision for credit losses and other volume-related expenses at Cat Financial. Interest expense was $16 million higher because of an increase in average borrowings to support the larger portfolio.

     Other income/expense was income of $3 million compared with expense of $2 million during the year-earlier quarter. The improvement reflects the absence of a $4 million mark-to-market charge for Cat Financial's written interest rate caps. The caps were terminated during the second quarter of 1995.

Income Taxes

Tax expense of $133 million was $33 million higher than the same quarter last year. The increase was due to higher before-tax profit and an effective tax rate of 31% compared with 28% for the fourth quarter of 1994.

Affiliated Companies

The company's share of affiliated companies' profits was $5 million, down $8 million. The decrease reflects the unfavorable impact of the stronger yen on sales outside Japan plus the absence of favorable year-end adjustments and a gain on sale of surplus land recorded in 1994 at the company's 50%-owned affiliate, SCM in Japan.

MANAGEMENT'S DISCUSSION AND ANALYSIS continued

------------------------------------------------------------------------------

FOURTH QUARTER 1995
COMPARED WITH THIRD QUARTER 1995

Fourth-quarter profit of $300 million or $1.53 per share improved $87 million from the $213 million or $1.07 per share profit reported in the third quarter of this year. An increase in sales volume was the most significant factor contributing to the higher profit.

Machinery and Engines

Profit before tax for Machinery and Engines was $408 million, an increase of $167 million from the previous quarter. Sales of $4.05 billion were up $483 million because of higher machine and engine sales both inside and outside the United States.

     Margin improved $239 million from the third quarter, largely a result of higher sales. As a percent of sales, the margin rate was 22.9% compared with 19.3% last quarter. The increase reflects higher sales volume, a favorable change in sales mix and LIFO decrement benefits of $22 million recorded in the fourth quarter versus none in the third quarter.

     SG&A expenses of $392 million increased $40 million. The increase was the result of the absence of a favorable adjustment to insurance reserves recorded in the third quarter and timing of expenses, as the fourth quarter is generally a higher cost quarter for these types of expenses.

     R&D expenses were $13 million higher than the previous quarter because of expanded activity for new product introductions.

     Operating profit of $435 million increased $186 million. As a percent of sales, operating profit was 10.7%, up 3.7 percentage points from the third quarter.

     Interest expense was about the same as last quarter.

     Other income/expense was income of $20 million compared with income of $40 million in the third quarter. The decrease reflects the absence of a $10 million reimbursement under the company's insurance coverage for the settlement of two class action complaints recorded last quarter and an unfavorable change in foreign exchange gains and losses.

Financial Products

Financial Products' before-tax profit was $20 million, $19 million less than the previous quarter. The decrease reflects a higher provision for credit losses at Cat Financial, lower investment income at Cat Insurance, and the absence of a gain on sale of receivables at Cat Financial recognized in the third quarter.

Income Taxes

Tax expense of $133 million increased $64 million, reflecting higher profit before tax and the absence of a favorable year-to-date adjustment of $18 million made in the third quarter.

1995 SALES

                                                 1995    1994    1993
                                             ------------------------
                                                      (Billions)
Sales......................................    $15.45  $13.86  $11.24
---------------------------------------------------------------------

Caterpillar worldwide sales were a record $15.45 billion in 1995, a $1.59 billion or 11% increase over 1994. Total physical sales volume increased about 9% due primarily to higher industry demand. Sales increased in all regions of the world except Japan and the Commonwealth of Independent States (CIS). Large gains were registered in Europe, Africa and developing Asia. Dealer sales to end-users were at an all-time high and Caterpillar's share of the global market continued at record levels.

Sales by Business Segment
                                                 1995    1994    1993
                                               ----------------------
                                                      (Billions)
Machinery..................................    $11.33  $10.16  $ 8.14
Engines....................................      4.12    3.70    3.10
                                               ------  ------  ------
                                               $15.45  $13.86  $11.24
                                               ======  ======  ======
---------------------------------------------------------------------

Worldwide sales for the Machinery segment increased 12% from 1994, setting an all-time record. Most of the improvement was due to higher industry demand, with double digit increases in Europe, Africa/Middle East, and developing Asia. Higher price realization also contributed to the gain.

     Engine sales increased 11% over 1994 levels for a fourth consecutive year of record sales. Higher industry demand as well as an increased share of industry sales for turbines contributed most to the increase with volume gains recorded in all regions of the world. Truck and commercial engine demand was particularly strong in the United States, while demand for turbines was strong outside the United States.


Caterpillar Sales Inside the United States
                                                 1995    1994    1993
                                               ----------------------
                                                      (Billions)
Machinery..................................    $ 5.49  $ 5.16  $ 4.27
Engines....................................      1.93    1.85    1.44
                                               ------  ------  ------
                                               $ 7.42  $ 7.01  $ 5.71
                                               ======  ======  ======
---------------------------------------------------------------------

Caterpillar sales inside the United States were $7.42 billion, a $414 million or 6% increase over 1994. Higher industry demand and improved price realization more than offset the impact of a reduction in dealer machine inventories. Sales inside the United States represented 48% of the worldwide total versus 51% in 1994.

     In 1995, both the machine and engine industries surpassed their previous 1988-1989 peak. Moderate economic growth, good profitability, favorable economic prospects and continued growth in many of the industries that employ Caterpillar equipment all contributed to the record year.

     As a result of the higher industry demand and continued record share of industry sales, deliveries of Caterpillar machinery increased in 1995 for the third consecutive year. Increases were registered in both sales to end-users and deliveries to dealers' dedicated rental fleets which constituted about one quarter of all deliveries.

     Sales to end-users of machines increased in construction due to growth in the highway sector:

        . Highway sales were higher even though highway construction spending remained near 1994 levels.

        . Sales to the commercial, industrial and government building sector fell after three years of growth despite higher levels of private and public non-residential building construction.

        . Housing-related sales were flat although housing starts declined.

                                                                Caterpillar Inc.

--------------------------------------------------------------------------------


  Sales to end-users increased in all the commodity sectors except metals:

     . Coal mining sales were higher although mine production was up only slightly and coal prices were down.

     . Sales to the sand and quarry mining sector improved in line with higher mine production.

     . Metal mining-related sales were flat despite higher mine production and better metals prices.

     . Sales to agriculture were higher reflecting the addition of several new models in 1995 as well as a healthy farm economy.

     . Forestry-related sales were up. Although lumber prices and production were near 1994 levels, pulp production and especially pulp prices were higher.

     . Sales to the petroleum sector were also higher although pipeline construction continues to trend down.

  Sales to both solid waste and industrial applications were lower.

  Engine segment sales rose 4% in 1995 reflecting higher industry demand for diesel and gas engines. Turbine sales remained near 1994 levels.

     . Sales to end-users for diesel and gas engines rose in all major applications including power generation, marine, material handling, oil and gas, and agriculture.

     . Sales to truck Original Equipment Manufacturers (OEMs) also increased.

Caterpillar Sales Outside the United States

                         1995    1994    1993
                         ---------------------
                              (Billions)
Machinery..............  $5.84   $5.00   $3.87
Engines................   2.19    1.85    1.66
                         -----   -----   -----
                         $8.03   $6.85   $5.53
                         =====   =====   =====
----------------------------------------------

Caterpillar sales outside the United States were $8.03 billion, a $1.17 billion or 17% increase from 1994. These sales represented 52% of worldwide sales, up from 49% in 1994. Sales increased in all regions except Japan and the CIS.

  Machinery segment sales rose 17%. Higher industry demand, improved price realization and an increase in dealer inventories contributed to the gain. Dollar sales registered the largest increases in Europe, Asia and Africa/Middle East.

  Engine segment sales rose 18% primarily due to higher industry demand and an increased share of industry sales for turbines. Diesel and gas engine sales registered gains in all regions except Canada, with the largest gains in Europe and Africa/Middle East. Sales increased to all major applications except truck OEMs, with the largest increases in demand for marine engines and power generation sets. Turbine sales also increased in key applications including oil and gas and industrial power generation with the largest gain in Latin America.

Europe/CIS

Sales increased 29% as the western European economy continued to register moderate growth despite worries early in the year that stronger currencies would derail recovery. Low interest rates and continued expansion of construction activity fueled replacement demand leading to higher sales in all major western European countries.

  Sales to central European countries increased reflecting the economic recovery underway in the region.

  In the CIS sales declined from very favorable 1994 levels which had benefited from large deals to the natural resource sectors.

Asia/Pacific

Sales rose 17%, just slightly less than the increases posted the last two years. Sales were up in Australia as the economy continued to register moderate growth.

  Sales in Japan remained near 1994 levels as the economy failed to gain enough momentum to end the three year recession.

  In China sales increased due to an acceleration of infrastructure work. Overall economic activity remained strong.

  Sales also rose in the rest of the Asia/Pacific region. Excellent economic growth combined with numerous infrastructure projects led to higher end-user demand for machines in all major applications except housing. Company sales rose in most countries with large gains in Thailand, Indonesia and Malaysia. Sales of diesel and gas engines also increased.

Latin America

Sales remained near 1994 levels as strong engine sales offset weak machine sales. Turbine sales in particular registered large gains, especially in Venezuela. Sales fell in both Mexico and Argentina due to the year-long recessions, but increased in all other key countries. Concerns over a trade imbalance led to slower growth in Brazil, and Venezuela remained in recession but sales still exceeded 1994 levels for both countries. End-user demand for machines, however, did decline for the region as a whole as a result of the sharp declines in Mexico and Argentina.

Canada

Sales rose 5% following two years of strong growth. The improvement was due primarily to higher industry demand despite slower economic growth, much lower housing starts and uncertainty over the future of Quebec.

  End-user demand for machines was up in most applications including highway construction, metals and nonmetals mining and forestry. Diesel and gas engine sales were flat but turbine sales rose.

Africa/Middle East

After three years of decline, sales rose 21% for the region as a whole, primarily due to gains in Africa. Higher commodity prices, devaluations and economic reform contributed to much better growth in the region. South Africa, in particular, registered a large improvement in sales.

  Sales were flat in the Middle East. Sales increased in half the countries of the region including Saudi Arabia and United Arab Emirates but these gains were offset by declines elsewhere, including Israel and Egypt.

Dealer Inventories of Machines

U.S. dealers' new machine inventories declined in 1995, and at year-end were about normal relative to current selling rates. Outside the United States, dealers' new machine inventories rose and at year-end were about normal relative to current selling rates.

MANAGEMENT'S DISCUSSION AND ANALYSIS continued

--------------------------------------------------------------------------------

  U.S. dealers' dedicated rental inventories were higher in December than a year earlier but lower than the peak reached in October. At year-end, dedicated rental fleets were about twice the size of new machine inventory.

1994 COMPARED WITH 1993

Profit for 1994 was $955 million or $4.70 per share, an all-time record and a significant improvement from 1993 profit of $345 million (excluding nonrecurring tax-related items and extraordinary loss totalling $307 million). 1994 sales and revenues of $14.33 billion, also an all-time record, were 23% higher than 1993 and were the most significant factor contributing to the increase in profit.

  At December 31, 1994, the United Auto Workers (UAW) union's strike, which began on June 21, 1994, at eight U.S. facilities was ongoing. At the outset of the strike, the company implemented plans designed to meet the needs of its customers and quickly ramped up production schedules. These plans have been immensely successful. The average production rate at the struck manufacturing facilities was 14% higher during the last six months than during the first six months of 1994.

Machinery and Engines

Sales of Machinery and Engines were $13.86 billion for 1994, $2.63 billion higher than 1993. The improvement resulted from a 19% increase in physical sales volume and a 4% improvement in price realization. Profit before tax was $1.21 billion, up $810 million from 1993 (excluding net interest income of $251 million on the nonrecurring U.S. tax settlement). Higher physical sales volume was the primary reason for the significant improvement in profit.

  Sales volume increased substantially both inside and outside the United States, a result of strong worldwide demand. The improvement in price realization reflects price increases taken during 1994.

  Margin increased $869 million from 1993 primarily because of higher sales. Margin as a percent of sales was 21.8%, up 2.6 percentage points from 1993. The margin rate improved because of higher sales volume and better price realization. These favorable items were partially offset by proportionately higher sales of lower margin products, inflation on costs, higher incentive compensation expense (related to the higher profit), and a decrease in LIFO decrement benefits ($28 million in 1994 versus $38 million in 1993).

  The favorable impact on margin resulting from the absence of labor costs for UAW-represented employees on strike for a portion of 1994 was offset by strike-related costs. These include costs for temporary and contract personnel, overtime, other incremental expenses related to the strike, and the inclusion in cost of goods sold of labor costs for employees working in manufacturing operations that are normally included in SG&A or R&D expense.

  SG&A expenses were $86 million higher than in 1993. The increase was a result of additional volume-related parts distribution costs and higher incentive compensation expense (related to the higher profit). The assignment of labor costs for SG&A employees working in manufacturing areas to cost of goods sold partially offset the increase. All other costs were about the same despite inflation.

  R&D expenses declined $8 million to $311 million. The decrease reflects the assigning of labor costs for R&D employees working in manufacturing functions to cost of goods sold, partially offset by increased activity for new product introductions.

  Interest expense declined $68 million as average debt outstanding was $768 million lower compared with 1993.

  Other income/expense was income of $43 million in 1994, compared with income of $92 million in 1993. The decline resulted principally from the reclassification of investment income from the company's VEBA (Voluntary Employees' Beneficiary Association) trusts to operating profit (as a reduction of employee benefit expense). VEBA income included in operating profit in 1994 was $23 million. VEBA income included in other income/expense in 1993 was $34 million. In addition, the decline reflects a $17 million charge in 1994 for the settlement of two class action complaints and the absence of a 1993 gain on the sale of a closed facility at the company's Brazilian subsidiary. These unfavorable items were partially offset by a favorable change in foreign exchange gains and losses.

  Brazilian operations for 1994 returned to a more normal level of profit in line with sales volume. Results were significantly improved from 1993 but had no material effect on 1994 consolidated results.

Financial Products

The before-tax profit for Financial Products was $60 million, $8 million lower than 1993. The primary reason for the decrease in profit was unrealized mark-to-market charges of $18 million for interest rate caps and swaptions written by Cat Financial, partially offset by increased profit from Cat Financial's larger portfolio of earning assets.

  Revenues of $465 million were up $85 million from 1993, reflecting Cat Financial's larger portfolio. Cat Financial financed new retail business of $2.18 billion, a $267 million or 14% increase compared with 1993.

  SG&A expenses increased $30 million from 1993 reflecting higher depreciation of equipment on operating leases and other volume-related expenses at Cat Financial. Interest expense of $210 million was $38 million higher, a result of increased borrowings to support Cat Financial's larger portfolio.

  Other income/expense was expense of $4 million, compared with income of $21 million in 1993. The primary reason for the change was unrealized mark-to-market charges for Cat Financial's written interest rate caps and swaptions and a decrease in investment income at Cat Insurance.

Income Taxes

Tax expense was $354 million. 1993 income tax expense of $42 million included $85 million of favorable nonrecurring items related to a tax settlement with the U.S. Internal Revenue Service and restatement of net deferred tax assets as a result of a change in the U.S. corporate tax rate. Excluding these items, tax expense for 1993 was $127 million. The increase of $227 million was a result of higher before-tax profit and an effective tax rate of 28% for 1994, compared with a rate of 27% for 1993.

Affiliated Companies

The company's share of affiliated companies' results was a profit of $36 million, a $35 million improvement from a year ago. The

                                                                Caterpillar Inc.

--------------------------------------------------------------------------------

increase was a result of higher sales and cost-cutting measures at SCM plus favorable nonrecurring items at SCM, primarily a gain on the sale of surplus land.

LIQUIDITY & CAPITAL RESOURCES
-----------------------------

Consolidated operating cash flows totaled $2.19 billion in 1995, compared with $1.76 billion in 1994.

  Total debt at the end of 1995 was $6.40 billion, an increase of $497 million from year end 1994. Over this period, debt related to Machinery and Engines increased $182 million, to $2.22 billion, while debt related to Financial Products increased $315 million to $4.18 billion.

  During 1995, the company announced a plan to repurchase up to 10% of its outstanding common stock over the next three to five years. At December 31, 1995, 6.5 million shares had been purchased under the plan.

Machinery and Engines

Operating cash flows totaled $1.95 billion in 1995, compared with $1.58 billion in 1994. The cash flow increase is primarily the result of improved profitability and lower receivables, partially offset by a decrease in payables and an increase in inventories.

  Capital expenditures, excluding equipment leased to others, totaled $460 million in 1995, compared with $498 million a year ago.

  During 1995, Machinery and Engines debt increased $182 million. During 1995 the company entered into a $257 million capital lease obligation, collateralized by leased manufacturing equipment and a security deposit. In addition, $91 million of long-term debt matured or was retired.

  The percent of debt to debt plus stockholders equity improved to 40% at December 31, 1995, from 41% at December 31, 1994.

Financial Products

Operating cash flows totaled $244 million in 1995, compared with $179 million in 1994. Cash used to purchase equipment leased to others totaled $206 million in 1995. In addition, at December 31, 1995 net finance receivables increased $820 million from December 31, 1994 levels.

  Financial Products' debt was $4.18 billion at December 31, 1995, an increase of $315 million from December 31, 1994 and was primarily comprised of $2.62 billion of medium-term notes, $712 million of notes payable to banks and $710 million of commercial paper. At the end of 1995, finance receivables past due over 30 days were 2.0%, compared with 2.2% at the end of the same period one year ago. The ratio of debt to equity of Cat Financial was 7.7:1 at December 31, 1995, compared with 7.3:1 at December 31, 1994.

  Financial Products had outstanding credit lines totaling $2.80 billion at year-end 1995, which included $1.44 billion of the company's revolving credit agreement. These credit lines are with a number of banks and are considered support for the company's outstanding commercial paper, commercial paper guarantees, the discounting of bank and trade bills, and bank borrowings.

Dividends

Quarterly dividends paid per share of common stock for the last three years were as follows:

Quarter          1995    1994    1993
-------------------------------------
First...........$ .25    $.07    $.07
Second..........  .25     .08     .08
Third...........  .35     .15     .07
Fourth..........  .35     .15     .08
                -----    ----    ----
                $1.20    $.45    $.30
                =====    ====    ====
-------------------------------------

EMPLOYMENT
----------

At year-end, Caterpillar's worldwide employment, including UAW members that had not yet been called back to work, was 54,352, compared with 53,986 one year ago. Hourly employment decreased 33 to 31,994, while salaried and management employment increased 399 to 22,358.

Year-End Employment                      1995            1994
--------------------------------------------------------------
Inside United States...........         39,978          39,749
Outside United States
  Europe.......................  8,413           8,146
  Latin America................  4,104           4,500
  Asia/Pacific.................  1,630           1,383
  Canada.......................    121             117
  Other........................    106              91
                                ------          ------
                                14,374  14,374  14,237  14,237
                                        ------          ------
Total Employment...............         54,352          53,986
                                        ======          ======
--------------------------------------------------------------

OTHER MATTERS
-------------

ENVIRONMENTAL MATTERS

Environmental considerations are a very important factor in the company's product development and operations planning. This past year, two company manufacturing facilities were recognized by the state of Illinois for their pollution prevention efforts and the company's Engine Division announced participation in a joint government-industry effort to reduce on-highway engine emissions.

  In 1995, the company had capital expenditures of about $11 million for projects related to the environment (including $3 million in costs related to compliance with the Clean Air Act), approximately equal to amounts for 1994. In 1996 and 1997, these expenditures are expected to increase moderately.

  In addition to these expenditures, the company had depreciation, research and engineering, administrative, and operating expenses related to environmental regulation of about $131 million in 1995 (including $28 million for compliance with the Clean Air Act), slightly more than comparable expenses in 1994. These expenses are expected to remain at similar levels for 1996 and 1997.

  The company also is involved in a number of remediation actions to clean up hazardous wastes as required by federal and state laws. These laws often require responsible parties to fund remediation actions regardless of fault, legality of original disposal or ownership of a disposal site. Under accounting guidelines, the company is required to accrue and charge to income

MANAGEMENT'S DISCUSSION AND ANALYSIS continued

--------------------------------------------------------------------------------

management's best estimate of future costs associated with these sites. When there appears to be a range of possible costs with equal likelihood, liabilities are based on the lower end of that range. For 1995, the amount accrued for potential clean-up costs is contained in the line item, "Accounts payable and accrued expenses" on Statement 3, and represents an immaterial portion of that line item. While the company may have rights of contribution or reimbursement under insurance policies, amounts that may be recoverable from other entities are not considered in establishing the accrual.

  In deciding upon amounts to be reserved for potential environmental liability at a particular site, the company looks at several factors including:

     . prior experience regarding environmental remediation at a similar site;

     . experience of other companies and industries with respect to a similar site;

     . technology available for remediation at the time;

     . the stage of remediation for the particular site (i.e., whether the site is at the identification stage or whether a remedial investigation or feasibility study has been conducted);

     . documentation, if any, linking the company to a particular site;

     . the amount the company has been asked to contribute to a particular site;
       and

     . aspects of the law under which the company is alleged to be liable for clean up.

  The company also looks at these factors in deciding whether it could incur liabilities beyond that which it has accrued for future remediation. Although it is difficult to estimate with any meaning potential liability at sites in very early stages of remediation (of which the company has seven currently) or sites yet to be identified because of the many uncertainties involved, including uncertainties about the status of the law, regulation, technology and information related to individual sites, at this time the company believes the likelihood of incurring any material environmental liability beyond that accrued is remote.

LITIGATION

On September 6, 1994, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America ("UAW"), UAW Local 974, and Citizens for a Better Environment filed a complaint against the company with the Illinois Pollution Control Board ("Board"). The complaint generally alleges, in seven counts, that the company has violated certain provisions of the Illinois Environmental Protection Act and Board regulations with respect to a particular property in East Peoria, Illinois. The company believes the claims are without merit and will vigorously contest them. The company further believes final resolution of this matter will not have a material impact on the company's liquidity, capital resources, or results of operations.

  On May 12, 1993, a Statement of Objections ("Statement") was filed by the Commission of European Communities against Caterpillar Inc. and certain overseas subsidiaries. The Statement alleges that certain service fees payable by dealers, certain dealer recordkeeping obligations, a restriction which prohibits a European Community ("EC") dealer from appointing subdealers, and certain export pricing practices and parts policies violate EC competition law under
Article 85 of the European Economic Community Treaty. The Statement seeks injunctive relief and unspecified fines. Based on an opinion of counsel, the company believes it has strong defenses to each allegation set forth in the Statement.

  On November 19, 1993, the Commission of European Communities informed the company that a new complaint has been received by it alleging that certain export parts policies violate Article 85 and Article 86 of the European Economic Community Treaty. The Commission advised the company that it intends to deal with the new complaint within the framework of the proceedings initiated on May 12, 1993. Based on an opinion of counsel, the company believes it has strong defenses to the allegations set forth in the new complaint.

  The company is party to other litigation matters and claims which are normal in the course of its operations, and while the results of litigation and claims cannot be predicted with certainty, management believes, based on advice of counsel, the final outcome of such matters will not have a materially adverse effect on the consolidated financial position.

ACCOUNTING CHANGES

In the first quarter of 1994, the company changed its method of computing LIFO inventories from a single pool approach to a multiple pool approach for substantially all of its inventories. The company believes that the multiple pool method results in a better matching of revenues and expenses. The cumulative effect of the change on prior years was not determinable. This change did not have a material effect on 1994 results of operations or financial position.

  In March 1995, the Financial Accounting Standards Board issued SFAS 121, "Accounting for the Impairment of Long-Lived Assets." The new statement establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill. This standard is effective for fiscal years beginning after December 15, 1995, and will therefore be adopted in 1996. It will not have a material impact on the company's financial position or results of operations.

  In October 1995, SFAS 123, "Accounting for Stock-Based Compensation" was issued, which is effective for fiscal years beginning after December 15, 1995. The new standard encourages companies to adopt a fair value based method of accounting for employee stock options, but allows companies to continue to account for those plans using the accounting prescribed by APB Opinion 25, "Accounting for Stock Issued to Employees." The company will adopt the disclosure requirements of the standard in 1996 and plans to continue accounting for stock compensation using APB 25, making pro forma disclosures of net income and earnings per share as if the fair value based method had been applied.

                                                              Caterpillar Inc.

------------------------------------------------------------------------------

DERIVATIVE FINANCIAL INSTRUMENTS

Derivative financial instruments are principally used by the company in the management of foreign currency, interest rate, and commodity price exposures.

Foreign Currency
Movements in foreign currency exchange rates create a degree of risk to the company's operations. These movements affect:

     .  The U.S. dollar value of sales made in foreign currencies, and

     .  The U.S. dollar value of costs incurred in foreign currencies.

     Changing currency exchange rates also affect the company's competitive position, as exchange rate changes may affect profitability and business and/or pricing strategies of non-U.S. based competitors.

     The company's policy is to use foreign currency related derivative instruments only as needed to operate the business and protect the company's interests. The company only enters into foreign currency related derivative instruments to neutralize risk--not as speculative instruments. The company buys and sells currencies only in amounts large enough to cover business needs, and to protect its financial and competitive position. The company's general approach is to manage future foreign currency cash flows; it normally does not manage or hedge specific asset or liability positions. In managing foreign currency, the company's objective is to maximize consolidated aftertax U.S. dollar cash flows. To this end, the company's policy allows for actively managing:

     .  cash flows related to firmly committed foreign currency transactions;

     . anticipated foreign currency cash flows for a future rolling twelve-month period; and

     .  outstanding hedging transactions.

     The company uses forward exchange contracts and foreign currency option contracts (purchased option contracts and/or combination option contracts) to manage foreign currency cash flows, including firmly committed future transactions. When using forward exchange contracts, the company is protected from unfavorable exchange rate movements, but has given up any potential benefit from favorable changes in exchange rates. Purchased option contracts, on the other hand, protect from unfavorable rate movements while permitting the company to benefit from the effect of favorable exchange rate fluctuations. The company does not use historic rate rollovers or leveraged options, nor does it sell foreign currency options, except in the case of combination option contracts that limit the unfavorable effect of exchange rate movements, while allowing a limited potential benefit from favorable exchange rate movements. None of the forward exchange or foreign currency option contracts used by the company is exchange traded.

     Each month, the company's financial officers approve the company's outlook for expected currency exchange rate movements, as well as its policy on desired future foreign currency cash flow positions (long, short, balanced) for those currencies in which the company has significant activity. Financial officers receive a daily report on currency exchange rates, cash flow exposure, and open foreign currency hedges. Expected future cash flow positions and strategies are continuously monitored. The company's foreign exchange management practices, including the use of derivative financial instruments, are presented to the Audit Committee of the company's Board of Directors at least annually.

     The following table summarizes the company's anticipated cash inflows and outflows for the next 12 months, including those cash flows from firmly committed foreign currency transactions. The table also shows the contractual amounts of related outstanding forward exchange and foreign currency option contracts as of December 31, 1995:

                                 Exposures            Hedges
                            ------------------  -------------------
                                                  Buy         Sell
                                                Foreign     Foreign
                            Inflows   Outflows  Currency    Currency
                            -------   --------  --------    --------
European Currencies...      $2,951     $3,276     $ 41        $  4
Japanese Yen..........         150        618       67          --
Australian Dollar.....         612        223       --         191
Brazilian Real........         207        201       --          --
Canadian Dollar.......         182        168        5          --
All Other Currencies..           5        126        6          --

     Except for changes related to business volume, the company's annual foreign currency cash flows for periods beyond the next 12 months are not expected to be materially different from those indicated in the above table.

Interest Rate
To manage its exposure to interest rate changes and lower the cost of borrowed funds, the company uses various interest rate derivative instruments, including interest rate swap agreements, interest rate cap (option) agreements, and forward rate agreements. At the time these agreements are executed, they are linked to a specific debt instrument. The company enters into such agreements only with major financial institutions. The company's Financial Products subsidiaries, in connection with their match funding objective, use interest rate derivative instruments to modify debt structures to match fund receivable portfolios. This match funding reduces the risk of deteriorating margins between interest-bearing assets and interest-bearing liabilities, regardless of which direction interest rates move. The company, including Financial Products subsidiaries, also uses these instruments to gain an economic and/or competitive advantage through a lower cost of borrowed funds. This is accomplished by changing the characteristics of existing debt instruments or entering into new agreements in combination with the issuance of new debt.

Commodity Prices
The company's operations are also subject to commodity price risk, as material prices change with movements in underlying commodity prices. The company has used some commodity swap and option agreements to reduce this risk. However, the use of these types of derivative financial instruments has not been material.

MANAGEMENT'S DISCUSSION AND ANALYSIS continued

------------------------------------------------------------------------------

LABOR UPDATE

In early December 1995, UAW leaders informed Caterpillar and their members that they were recessing the strike that began on June 21, 1994, at eight U.S. facilities. Following the announcement, the UAW membership rejected a new six-year contract proposal from the company. The company completed the return-to-work process by the end of January, 1996. They are working under the company's previously implemented contract proposal. The transition went very smoothly and production targets and customer needs continue to be met.

1996 ECONOMIC AND INDUSTRY OUTLOOK

World economic growth should be similar to that experienced in 1995 but the geographic mix will be different. Recoveries in Latin America, Japan and the CIS, combined with faster growth in Africa and Middle East, should offset slower growth in the United States, Canada and Australia. Moderate growth should continue in Europe with strong growth forecast to continue in Asia, including China. In this economic environment, worldwide industry demand for machines is expected to remain near 1995 levels as lower demand in North America is nearly offset by stronger demand elsewhere. Worldwide demand for engines, however, will likely decline as the expected drop in North America industry demand is not expected to be fully offset by growth in the rest of the world.

     The U.S. Gross Domestic Product (GDP) is expected to slow further in 1996 to the 1.0% to 1.5% range primarily due to the tight monetary policy pursued by the Federal Reserve since 1994. Although further interest rate cuts are anticipated, they are not expected to reverse the slowdown which will likely be more pronounced in the second half and could result in a mild recession. Housing starts are forecast to decline, and growth in commercial construction and mining should slow. The weaker U.S. economy combined with a drop in replacement demand is expected to result in lower industry demand for both machines and engines. Heavy duty truck industry demand in particular is forecast to drop sharply in 1996 from its 1995 peak. Industry demand for machines and engines is also expected to be lower in Canada due to a weakening economy and reduced spending for infrastructure. Better growth in North America could result if the Federal Reserve cuts interest rates aggressively or if Congress enacts substantial tax cuts early in 1996.

     In western Europe, moderate economic growth is forecast to continue. Although some economies slowed in the second half of 1995, interest rate reductions last year should lead to a resumption of moderate growth of 2.5% in 1996. Inflation and interest rates remain low, capacity utilization is high and profits are rising. In central Europe good economic growth has resumed in many countries and should continue in 1996. In this environment, European industry demand is expected to increase again in 1996. Demand in Germany, however, is unlikely to exceed last year's levels as unification-related construction activity continues to wind down.

     Economic recovery is finally expected to take hold in Japan although growth will likely be too weak to support much improvement in industry demand. In Australia, slower economic growth should result in a declining construction industry, but mining activity is forecast to remain strong.

     Economic growth is forecast to accelerate in the developing countries leading to higher industry demand. Continued strong growth in the developing countries of Asia should lead to another year of higher industry sales. Inflation concerns are expected to moderate China's growth slightly but sales are still expected to grow considerably. Higher sales are also forecast for the Africa/Middle East region where economic growth is expected to accelerate in response to high commodity prices, good export demand and economic restructuring.

     In Latin America, the recessions in Mexico and Argentina are forecast to end and healthy growth is forecast for most other major countries. Nevertheless, industry demand is unlikely to improve much over 1995 levels. The severe, six-year decline in the CIS is also forecast to end but the political instability will likely remain. Some growth in industry demand is anticipated for 1996.

1996 COMPANY OUTLOOK

Worldwide company sales are expected to be somewhat lower than 1995 levels as improved sales in the developing regions and Europe are not expected to offset lower sales in the United States, Canada and Australia.

     However, if moderate economic growth continues in the United States throughout 1996, rather than the projected weaker growth and mild recession, then company sales should increase from 1995 levels. Improved manufacturing flexibility should allow the company to readily adjust to changes in demand during 1996. Profit is expected to be in line with physical sales volume.

     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The information included in the Outlook section is forward looking and involves risks and uncertainties that could significantly impact expected results. While it is impossible to itemize the many factors and specific events that could affect the outlook of any company operating in the global economy, the company's outlook for 1996 is predominately based on its interpretation of what it considers key economic assumptions. These include, but are not limited to, measures of monetary and fiscal policies. If, as most economists are projecting, the U.S. economy realizes a "soft landing" rather than the slowdown and mild recession forecast by the company, business in the U.S. could prove better than is currently anticipated. Conversely, if, as some economists predict, the European economy fails to grow as expected by the company, sales could suffer and fail to partially offset projected declines in North America. Lower than expected growth in other regions also could reduce company sales. World economic activity will be greatly influenced by government actions and political policies. The above contingencies are seen as the principal risks to the company's 1996 Outlook. Other significant risks include factors discussed in
Item 7 of the company's Form 10-K for 1995.

                                         MANAGEMENT'S DISCUSSION AND ANALYSIS.

                     SUPPLEMENTAL STOCKHOLDER INFORMATION

Annual Meeting

On Wednesday, April 10, 1996, at 10:30 a.m., MST, the annual meeting of stockholders will be held at the Loews Ventana Canyon Hotel, Tucson, Arizona. Requests for proxies are being sent to stockholders with this report mailed on or about March 1, 1996.

Stock Transfer Agent

First Chicago Trust Company of New York
P.O. Box 2500
Jersey City, NJ 07303-2500
Telephone: (201) 324-0498

Stock Exchange Listings

Caterpillar common stock is listed on stock exchanges in the United States, Belgium, France, Germany, Great Britain, and Switzerland.

Number of Stockholders

Stockholders of record at year-end totaled 31,585, compared with 29,363 at the end of 1994. Approximately 5% of the outstanding shares are held by about 30,500 individuals. The remaining shares are held by trustees, banks, and other institutions for additional thousands of owners.

     Employees' investment and profit-sharing plans acquired 1,486,881 shares of Caterpillar stock in 1995. Investment plans, for which membership is voluntary, held 13,180,250 shares for employee accounts at 1995 year-end. Profit-sharing plans, in which membership is automatic for most U.S. and Canadian employees in eligible categories, held 269,343 shares at 1995 year-end.

Common Stock Price Range

Quarterly price ranges of Caterpillar common stock on the New York Stock Exchange, the principal market in which the stock is traded, were:

                      1995                1994
                -----------------   -----------------
Quarter          High        Low     High        Low
-------         ------     ------   ------     ------
First........   58-7/8     48-1/4   60-3/4     44-1/2
Second.......   65-1/4     55       60-5/8     50
Third........   75-1/4     56-1/8   58-1/4     50
Fourth.......   63-1/8     50-3/4   59-7/8     50-5/8

     Market prices have been adjusted to give retroactive effect to a 2-for-1 stock split in 1994.

Automatic Dividend Reinvestment Plan

An Automatic Dividend Reinvestment Plan--administered by First Chicago Trust Company of New York--is available to stockholders. The plan provides a convenient, low-cost method for stockholders to increase their ownership in Caterpillar common stock. In addition, stockholders who elect to participate can make optional cash payments to purchase more Caterpillar shares. Participation may begin with any regularly scheduled dividend payment if an authorization form is completed and returned to the administrator prior to the dividend record date. Stockholders wishing further information may contact First Chicago Trust Company of New York, P.O. Box 13531, Newark, New Jersey 07188-0001.

Publications for Stockholders

Single copies of the company's 1995 annual report on Securities and Exchange Commission Form 10-K (without exhibits) will be provided without charge to stockholders after March 31, 1996, upon written request to:

     Secretary
     Caterpillar Inc.
     100 N.E. Adams Street
     Peoria, IL 61629-7310

     The company also makes available to stockholders copies of its Form 10-Q reports. 10-Q reports are available in May, August, and November.

Investor Inquiries

For those seeking additional information about the corporation--

Institutional analysts, portfolio managers, and representatives of financial institutions should contact:

     James F. Masterson
     Director of Investor Relations
     Caterpillar Inc.
     100 N.E. Adams Street
     Peoria, IL 61629-5310
     Telephone: (309) 675-4549
     Facsimile: (309) 675-4457

Individual stockholders should contact:

     Laurie J. Huxtable
     Assistant Secretary
     Caterpillar Inc.
     100 N.E. Adams Street
     Peoria, IL 61629-7310
     Telephone: (309) 675-4619

                            DIRECTORS AND OFFICERS

DIRECTORS
Lilyan H. Affinito/1,3/    Former Vice Chairman, Maxxam Group Inc.
W. Frank Blount/1,3/       Chief Executive Officer, Telstra Corporation
Donald V. Fites/3,4/       Chairman and Chief Executive Officer, Caterpillar Inc.
John W. Fondahl/2,4/       Former Professor of Civil Engineering, Stanford University
David R. Goode/1,2/        Chairman, Chief Executive Officer & President, Norfolk Southern Corporation
James P. Gorter/1,2/       Chairman, Baker, Fentress & Company
Jerry R. Junkins/2,3/      Chairman, President, and Chief Executive Officer, Texas Instruments Incorporated
Peter A. Magowan/2,4/      Chairman, Safeway, Inc.; President & Managing General Partner, San Francisco Giants
Gordon R. Parker/1,3/      Former Chairman, Newmont Mining Corporation and Newmont Gold Company
George A. Schaefer/1,3/    Former Chairman and Chief Executive Officer, Caterpillar Inc.
Joshua I. Smith/3,4/       Chairman & Chief Executive Officer, The MAXIMA Corporation
Clayton K. Yeutter/2,4/    Of Counsel to Hogan & Hartson, Washington, D.C.

/1/Member of Audit Committee (Lilyan H. Affinito, chairman)
/2/Member of Compensation Committee (James P. Gorter, chairman)
/3/Member of Nominating Committee (Jerry R. Junkins, chairman)
/4/Member of Public Policy Committee (Clayton K. Yeutter, chairman)

OFFICERS

Donald V. Fites            Chairman
Glen A. Barton             Group President
Gerald S. Flaherty         Group President
James W. Owens             Group President
Richard L. Thompson        Group President
R. Rennie Atterbury III    Vice President, General Counsel, and Secretary
James W. Baldwin           Vice President
Vito H. Baumgartner        Vice President
James S. Beard             Vice President
Richard A. Benson          Vice President
Ronald P. Bonati           Vice President
James E. Despain           Vice President
Roger E. Fischbach         Vice President
Michael A. Flexsenhar      Vice President
Donald M. Ings             Vice President
Duane H. Livingston        Vice President
Douglas R. Oberhelman      Vice President
Gerald Palmer              Vice President
Robert C. Petterson        Vice President
John E. Pfeffer            Vice President
Siegfried R. Ramseyer      Vice President
Alan J. Rassi              Vice President
Gerald L. Shaheen          Vice President
Gary A. Stroup             Vice President
Sherril K. West            Vice President
Donald G. Western          Vice President
Wayne M. Zimmerman         Vice President
Robert R. Gallagher        Controller
F. Lynn McPheeters/1/      Treasurer
Robin D. Beran             Assistant Treasurer
Mary J. Callahan           Assistant Secretary
Laurie J. Huxtable         Assistant Secretary

----------
Note: All director/officer information is as of December 31, 1995, except as noted below.

/1/Effective January 19, 1996

                                     NOTES

------------------------------------------------------------------------------

                                     NOTES

------------------------------------------------------------------------------

                                     NOTES

------------------------------------------------------------------------------

                             [LOGO OF CATERPILLAR]

--------------------------------------------------------------------------------

  [X] Please mark your votes as in this example.                        | 1433

      Unless otherwise specified, proxies will be voted FOR the election of the nominees for directors listed, FOR proposals 2 and 3, and AGAINST proposal 4.
--------------------------------------------------------------------------------
    The Board of Directors recommends a vote FOR election of directors and proposals 2 and 3.
--------------------------------------------------------------------------------
  1. Election of Directors (See Reverse)

     FOR     WITHHELD
     [_]       [_]

     For, except vote withheld from the following nominee(s):

     -------------------------------------------------------------------

  2. Adopt 1996 Stock Option and Long-Term Incentive Plan

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]

  3. Appointment of Independent Auditors

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]

--------------------------------------------------------------------------------
  The Board of Directors recommends a vote AGAINST stockholder proposal 4.
--------------------------------------------------------------------------------

  4. Stockholder proposal

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]
--------------------------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SIGNATURE(S)                                                   DATE

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .



                                Annual Meeting
                                      of
                         Caterpillar Inc. Stockholders


                           Wednesday, April 10, 1996
                                  10:30 a.m.
                          Loews Ventana Canyon Hotel
                            7000 North Resort Drive
                                Tucson, Arizona


================================================================================

                                    Agenda
                                    ------

    *  Election of Directors
    *  Adopt 1996 Stock Option and Long-Term Incentive Plan
    *  Ratification of the appointment of independent public accountants
    *  Act upon one stockholder proposal
    * Transact such other business as may properly be brought before the meeting.

================================================================================

--------------------------------------------------------------------------------

                         PROXY AND VOTING INSTRUCTION

                               CATERPILLAR INC.

               ANNUAL MEETING OF STOCKHOLDERS -- APRIL 10, 1996

          This Proxy is solicited on behalf of the Board of Directors

   At the Annual Meeting of Stockholders of the Company on April 10, 1996, or at any adjournment thereof, the undersigned hereby appoints (i) L.H. AFFINITO and J.W. FONDAHL, and each of them, proxies with power of substitution to vote the common stock of the undersigned and (ii) THE NORTHERN TRUST COMPANY, as Trustee, to appoint L.H. AFFINITO and J.W. FONDAHL and each or either of them, with power of substitution, proxies to vote all shares of the Company's stock credited to the accounts of the undersigned under the Employees' Investment Plan Trust and/or the Caterpillar Inc. Investment Trust at the close of business on February 12, 1996, as directed hereon on the following matters, and, in their discretion, on any other matters that may come before the meeting.

Election of Directors. Nominees: W.F. Blount, J.P. Gorter, P.A. Magowan, C.K. Yeutter

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. THIS CARD ALSO CONSTITUTES VOTING INSTRUCTIONS FOR ANY SHARES HELD BY THE UNDERSIGNED IN ANY COMPANY EMPLOYEE INVESTMENT PLANS.

Please mark, sign, date and return this Proxy and Voting Instruction card promptly using the enclosed envelope.
                                                                   -------------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                   -------------

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .




               Caterpillar's most recent financial news releases are now available free of charge by fax or mail!


             Just call our toll-free number to request your copy.


                                 800-CAT-7717
                                 800-228-7717
                           (from the U.S. or Canada)


                                 201-332-8602
               (toll-free to callers outside the U.S. or Canada)




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  [X] Please mark your votes as in this example.                        | 1433

      Unless otherwise specified, proxies will be voted FOR the election of the nominees for directors listed, FOR proposals 2 and 3 and AGAINST proposal 4.
--------------------------------------------------------------------------------
    The Board of Directors recommends a vote FOR election of directors and proposals 2 and 3.
--------------------------------------------------------------------------------
  1. Election of Directors (See Reverse)

     FOR     WITHHELD
     [_]       [_]

     For, except vote withheld from the following nominee(s):

     -------------------------------------------------------------------

  2. Adopt 1996 Stock Option and Long-Term Incentive Plan

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]

  3. Appointment of Independent Auditors

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]

--------------------------------------------------------------------------------
  The Board of Directors recommends a vote AGAINST stockholder proposal 4.
--------------------------------------------------------------------------------

  4. Stockholder proposal

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]
--------------------------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SIGNATURE(S)                                                   DATE

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .



                                Annual Meeting
                                      of
                         Caterpillar Inc. Stockholders


                           Wednesday, April 10, 1996
                                  10:30 a.m.
                          Loews Ventana Canyon Hotel
                            7000 North Resort Drive
                                Tucson, Arizona


================================================================================

                                    Agenda
                                    ------

    *  Election of Directors
    *  Adopt 1996 Stock Option and Long-Term Incentive Plan
    *  Ratification of the appointment of independent public accountants
    *  Act upon one stockholder proposal
    * Transact such other business as may properly be brought before the meeting.

================================================================================

--------------------------------------------------------------------------------

                                     PROXY

                               CATERPILLAR INC.

               ANNUAL MEETING OF STOCKHOLDERS -- APRIL 10, 1996

          This Proxy is solicited on behalf of the Board of Directors

   At the Annual Meeting of Stockholders of the Company on April 10, 1996, or at any adjournments thereof, the undersigned hereby appoints L.H. AFFINITO and J.W. FONDAHL, and each of them, proxies with power of substitution to vote the stock of the undersigned on the following matters, and, in their discretion, on any other matters that may come before the meeting.

Election of Directors. Nominees: W.F. Blount, J.P. Gorter, P.A. Magowan, C.K. Yeutter

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Please mark, sign, date and return this Proxy promptly using the enclosed envelope.
                                                                   -------------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                   -------------

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .




               Caterpillar's most recent financial news releases are now available free of charge by fax or mail!


             Just call our toll-free number to request your copy.


                                 800-CAT-7717
                                 800-228-7717
                           (from the U.S. or Canada)


                                 201-332-8602
               (toll-free to callers outside the U.S. or Canada)




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  [X] Please mark your votes as in this example.                        | 1433

      Unless otherwise specified, proxies will be voted FOR the election of the nominees for directors listed, FOR proposals 2 and 3 and AGAINST proposal 4.
--------------------------------------------------------------------------------
    The Board of Directors recommends a vote FOR election of directors and proposals 2 and 3.
--------------------------------------------------------------------------------
  1. Election of Directors (See Reverse)

     FOR     WITHHELD
     [_]       [_]

     For, except vote withheld from the following nominee(s):

     -------------------------------------------------------------------

  2. Adopt 1996 Stock Option and Long-Term Incentive Plan

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]

  3. Appointment of Independent Auditors

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]

--------------------------------------------------------------------------------
  The Board of Directors recommends a vote AGAINST stockholder proposal 4.
--------------------------------------------------------------------------------

  4. Stockholder proposal

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]
--------------------------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SIGNATURE(S)                                                   DATE

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .



                                Annual Meeting
                                      of
                         Caterpillar Inc. Stockholders


                           Wednesday, April 10, 1996
                                  10:30 a.m.
                          Loews Ventana Canyon Hotel
                            7000 North Resort Drive
                                Tucson, Arizona


================================================================================

                                    Agenda
                                    ------

    *  Election of Directors
    *  Adopt 1996 Stock Option and Long-Term Incentive Plan
    *  Ratification of the appointment of independent public accountants
    *  Act upon one stockholder proposal
    * Transact such other business as may properly be brought before the meeting.

================================================================================

--------------------------------------------------------------------------------

                              VOTING INSTRUCTION

                               CATERPILLAR INC.

                       ANNUAL MEETING -- APRIL 10, 1996

   This voting instruction is solicited on behalf of the Board of Directors

   At the Annual Meeting of Stockholders of the Company on April 10, 1996, or at any adjournments thereof, the undersigned hereby authorizes THE NORTHERN TRUST COMPANY, as Trustee, to appoint L.H. AFFINITO and J.W. FONDAHL, and each or either of them, with power of substitution, proxies to vote all shares of the Company's stock credited to the accounts of the undersigned under the Employees' Investment Plan Trust at the close of business on February 12, 1996, as directed hereon on the following matters, and, in their discretion, on any other matters that may come before the meeting.

Election of Directors. Nominees: W.F. Blount, J.P. Gorter, P.A. Magowan, C.K. Yeutter
                                                                   -------------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                   -------------

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .




               Caterpillar's most recent financial news releases are now available free of charge by fax or mail!


             Just call our toll-free number to request your copy.


                                 800-CAT-7717
                                 800-228-7717
                           (from the U.S. or Canada)


                                 201-332-8602
               (toll-free to callers outside the U.S. or Canada)




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  [X] Please mark your votes as in this example.                        | 9050

      Unless otherwise specified, proxies will be voted FOR the election of the nominees for directors listed, FOR proposals 2 and 3 and AGAINST proposal 4.
--------------------------------------------------------------------------------
    The Board of Directors recommends a vote FOR election of directors and proposals 2 and 3.
--------------------------------------------------------------------------------
  1. Election of Directors (See Reverse)

     FOR     WITHHELD
     [_]       [_]

     For, except vote withheld from the following nominee(s):

     -------------------------------------------------------------------

  2. Adopt 1996 Stock Option and Long-Term Incentive Plan

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]

  3. Appointment of Independent Auditors

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]

--------------------------------------------------------------------------------
  The Board of Directors recommends a vote AGAINST stockholder proposal 4.
--------------------------------------------------------------------------------

  4. Stockholder proposal

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]
--------------------------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SIGNATURE(S)                                                   DATE

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .



                                Annual Meeting
                                      of
                         Caterpillar Inc. Stockholders


                           Wednesday, April 10, 1996
                                  10:30 a.m.
                          Loews Ventana Canyon Hotel
                            7000 North Resort Drive
                                Tucson, Arizona


================================================================================

                                    Agenda
                                    ------

    *  Election of Directors
    *  Adopt 1996 Stock Option and Long-Term Incentive Plan
    *  Ratification of the appointment of independent public accountants
    *  Act upon one stockholder proposal
    * Transact such other business as may properly be brought before the meeting.

================================================================================

--------------------------------------------------------------------------------

                              VOTING INSTRUCTION

                               CATERPILLAR INC.

                       ANNUAL MEETING -- APRIL 10, 1996

   This voting instruction is solicited on behalf of the Board of Directors

   At the Annual Meeting of Stockholders of the Company on April 10, 1996, or at any adjournments thereof, the undersigned hereby authorizes THE NORTHERN TRUST COMPANY LTD., TORONTO, as Trustee, to appoint L.H. AFFINITO and J.W. FONDAHL, and each or either of them, with power of substitution, proxies to vote all shares of the Company's stock credited to the accounts of the undersigned under the Employees' Investment Plan Trust at the close of business on February 12, 1996, as directed below on the following matters, and, in their discretion, on any other matters that may come before the meeting.

Election of Directors. Nominees: W.F. Blount, J.P. Gorter, P.A. Magowan, C.K. Yeutter

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .




               Caterpillar's most recent financial news releases are now available free of charge by fax or mail!


             Just call our toll-free number to request your copy.


                                 800-CAT-7717
                                 800-228-7717
                           (from the U.S. or Canada)


                                 201-332-8602
               (toll-free to callers outside the U.S. or Canada)




--------------------------------------------------------------------------------

SPECIMEN
--------------------------------------------------------------------------------

  [X] Please mark your votes as in this example.                        | 1433

      Unless otherwise specified, proxies will be voted FOR the election of the nominees for directors listed, FOR proposals 2 and 3, and AGAINST proposal 4.
--------------------------------------------------------------------------------
    The Board of Directors recommends a vote FOR election of directors and proposals 2 and 3.
--------------------------------------------------------------------------------
  1. Election of Directors (See Reverse)

     FOR     WITHHELD
     [_]       [_]

     For, except vote withheld from the following nominee(s):

     -------------------------------------------------------------------

  2. Adopt 1996 Stock Option and Long-Term Incentive Plan

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]

  3. Appointment of Independent Auditors

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]


               SPECIMEN


--------------------------------------------------------------------------------
  The Board of Directors recommends a vote AGAINST stockholder proposal 4.
--------------------------------------------------------------------------------

  4. Stockholder proposal

     FOR     AGAINST     ABSTAIN
     [_]       [_]         [_]
--------------------------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SIGNATURE(S)                                                   DATE

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .



                                Annual Meeting
                                      of
                         Caterpillar Inc. Stockholders


                           Wednesday, April 10, 1996
                                  10:30 a.m.
                          Loews Ventana Canyon Hotel
                            7000 North Resort Drive
                                Tucson, Arizona


================================================================================

                                    Agenda
                                    ------

    *  Election of Directors
    *  Adopt 1996 Stock Option and Long-Term Incentive Plan
    *  Ratification of the appointment of independent public accountants
    *  Act upon one stockholder proposal
    * Transact such other business as may properly be brought before the meeting.

================================================================================

--------------------------------------------------------------------------------

                                    PROXY

                               CATERPILLAR INC.

               ANNUAL MEETING OF STOCKHOLDERS -- APRIL 10, 1996

          This Proxy is solicited on behalf of the Board of Directors

   At the Annual Meeting of Stockholders of the Company on April 10, 1996, or at any adjournments thereof, the undersigned hereby appoints L.H. AFFINITO and J.W. FONDAHL, and each of them, proxies with power of substitution to vote the stock of the undersigned on the following matters, and, in their discretion, on any other matters that may come before the meeting.

Election of Directors. Nominees: W.F. Blount, J.P. Gorter, P.A. Magowan, C.K. Yeutter

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Please mark, sign, date and return this Proxy promptly using the enclosed envelope.
                                                                   -------------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                   -------------

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .




               Caterpillar's most recent financial news releases are now available free of charge by fax or mail!


             Just call our toll-free number to request your copy.


                                 800-CAT-7717
                                 800-228-7717
                           (from the U.S. or Canada)


                                 201-332-8602
               (toll-free to callers outside the U.S. or Canada)




--------------------------------------------------------------------------------

                               ADMISSION TICKET


                               Caterpillar Inc.

                        Annual Meeting of Stockholders

                           Wednesday, April 10, 1996
                                  10:30 a.m.
                          Loews Ventana Canyon Resort
                            7000 North Resort Drive
                                Tucson, Arizona